AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2022

File No. 333-192858

File No. 811-22920

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 326	/X/

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 330	/X/

THE ADVISORS’ INNER CIRCLE FUND III

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

(800) 932-7781

(Registrant’s Telephone Number, including Area Code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies to:

Sean Graber, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

/ /	Immediately upon filing pursuant to paragraph (b)
/ /	On [date] pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/X/	75 days after filing pursuant to paragraph (a)(2)
/ /	On [date] pursuant to paragraph (a)(1) of Rule 485

THE ADVISORS’ INNER CIRCLE FUND III

PROSPECTUS

April 12, 2022

BARROW HANLEY CONCENTRATED EMERGING MARKETS ESG OPPORTUNITIES FUND

I Shares: BEOIX

Y Shares: BEOYX

BARROW HANLEY TOTAL RETURN BOND FUND

I Shares: BTRIX

Y Shares: BTRYX

BARROW HANLEY CREDIT OPPORTUNITIES FUND

I Shares: BCONX

Y Shares: BCOYX

BARROW HANLEY FLOATING RATE FUND

I Shares: BFRNX

Y Shares: BFRYX

BARROW HANLEY US VALUE OPPORTUNITIES FUND

I Shares: BVOIX

Y Shares: BVOYX

INVESTMENT ADVISER:

PERPETUAL US SERVICES LLC, DOING BUSINESS AS PGIA

SUB-ADVISER:

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

Y Shares of each Fund are currently not available for purchase.

BARROW HANLEY CONCENTRATED EMERGING MARKETS

ESG OPPORTUNITIES FUND

Investment Objective

The Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (the “Concentrated Emerging Markets ESG Opportunities Fund” or the “Fund”) seeks long term capital appreciation and consistent income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in I Shares, which are not reflected in the tables or the example below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	I Shares	Y Shares
Management Fees	0.93%	0.93%
Other Expenses	4.20%	4.35%
Shareholder Servicing Fees	None	0.15%
Other Operating Expenses[1]	4.20%	4.20%
Total Annual Fund Operating Expenses	5.13%	5.28%
Less Fee Reductions and/or Expense Reimbursements[2]	(4.08)%	(4.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.05%	1.20%

[1]	Other Operating Expenses are based on estimated amounts for the current fiscal year.
[2]	Perpetual US Services LLC, doing business as PGIA (the “Adviser” or “Perpetual-PGIA”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 1.05% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
I Shares	$107	$840
Y Shares	$122	$885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies based in emerging market countries and instruments with economic characteristics similar to such securities. This policy may be changed upon 60 days’ prior written notice to shareholders. Emerging market countries are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong. A company is based in an emerging market country if: (i) the company is organized or maintains its principal place of business in an emerging market country; (ii) the company’s securities are traded principally in an emerging market country; (iii) at least 50% of the company’s revenues or profits are generated in an emerging markets country; or (iv) at least 50% of the company’s assets are located in an emerging markets country. Under normal market conditions, the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that meet the environmental, social and governance (“ESG”) criteria of Barrow, Hanley, Mewhinney & Strauss, LLC (the “Sub-Adviser” or “Barrow Hanley”), the Fund’s sub-adviser. The Fund invests principally in common stock and American Depositary Receipts (“ADRs”), including unsponsored ADRs, of companies of any market capitalization.

The Fund may invest in the securities of companies based in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

The Sub-Adviser aims to achieve the Fund’s investment objective through an emerging markets strategy composed of high conviction, fundamentally researched ideas. The securities may be denominated in any currency, including multinational currencies. The Fund’s portfolio will be constructed on a bottom-up basis as discussed below and typically will be diversified across sectors and regions.

Value

The Sub-Adviser aims to generate outperformance from participating in markets which increase in value while having a more protective strategy in markets which decrease in value. The Sub-Adviser typically will seek to accomplish this by purchasing assets that the Sub-Adviser believes are temporarily undervalued and whose value will rise over a reasonable amount of time. Further, the Sub-Adviser seeks to understand and quantify what will drive the upside value going forward. These drivers are typically categorized into four value silos: 1) sales improvement, 2) margin improvement, 3) multiple expansion, and 4) capital efficiency (defined as dividends, share repurchase, accretive mergers and acquisitions and/or divestments, etc.).

Fundamental Securities Analysis

The Sub-Adviser’s strategy uses a quantitative proprietary screening model to analyze markets for inefficiencies which it seeks to exploit through adherence to a valuation-centric investment process dedicated to the selection of securities on a bottom-up basis. The Sub-Adviser focuses primarily on fundamental securities analysis, valuation, and prospects for a return of securities to what the Sub-Adviser considers fair valuation. The Sub-Adviser’s strategy involves identifying underappreciated change that it believes is not yet recognized by the market. The fundamental securities analysis carried out by the Sub-Adviser will include company engagement, earnings and profitability projections and estimates of fair value.

The Sub-Adviser’s bottom-up process emphasizes identifying and investing in market dislocations where it believes it has an information advantage that will allow the individual investment to appreciate to its estimated fair value. This bottom-up process will also contribute to the Fund being over- or under-weight in specific sectors, countries and regions based on the dislocations the Sub-Adviser is seeing at the individual stock level.

The Sub-Adviser typically will assess the prospects for a return of securities to estimated fair valuation by: (i) holding generally daily research platform meetings; (ii) holding generally weekly formal team meetings; (iii) reviewing internal research; (iv) initiating company management engagement; (v) conducting ESG scoring and assessment, as discussed below; (vi) evaluating positive and negative movements in the prices of securities; and (vii) understanding exposures and risks concerning the portfolio. Judgements generally are made in the context of market valuation, risk/reward opportunity, and alternative investment opportunities.

Sustainability Considerations

The Sub-Adviser’s ESG strategy, as discussed below, involves full integration of ESG into the investment management process and securities analysis. The Sub-Adviser uses ESG analysis as part of its fundamental analysis to estimate a company’s fair valuation and assess the company’s sustainability risk. In this regard, the Sub-Adviser uses ESG analysis as an important factor to identify: (i) companies whose financial productivity is likely to be supported and enhanced into the future as a result of the move towards a more sustainable world, and (ii) potential risks arising as a result of sustainability concerns that may be material to the particular industries or companies in which the Fund might invest. The Sub-Adviser uses the following ESG criteria (“ESG Criteria”) when assessing a company’s valuation and sustainability risks:

1) Environmental criteria, such as a company’s greenhouse gas emissions and climate change risks and how efficiently and effectively a company uses its raw material inputs;

2) Social criteria, such as a company’s human resources, supply chain management and management of access to essential products or services such as health care services and products to disadvantaged communities or groups; and

3) Governance criteria, such as a company’s executive pay, bribery and corruption allegations or convictions, political lobbying and donations and tax strategy.

To assess the ESG Criteria for a particular company, the Sub-Adviser evaluates ESG data from both internal and external resources, including:

(a) The Sub-Adviser’s proprietary materiality mapping analysis, which evaluates ESG issues facing specific industry groups and uses a visual map designed to show how sustainability issues manifest across various industries;

(b) Proprietary ESG Criteria research reports on issuers prepared by the Sub-Adviser derived from the Sub-Adviser’s engagement with the issuers and disclosure reports prepared by third parties; and

(c) Data provided by third party ESG research and ratings firms, which include research on the ESG practices, ESG risk ratings and the environmental impact of issuers.

The Sub-Adviser uses these data sources to evaluate the ESG Criteria of, and develop proprietary ESG scores for, issuers, which the Sub-Adviser uses in assessing an issuer’s value and sustainability risk.

The Sub-Adviser also uses ESG analysis to screen companies from the portfolio that exhibit certain criteria. Companies considered by the Sub-Adviser to be significantly involved in the production of tobacco; the generation, extraction and/or refining of certain fossil fuels; the production of unconventional weapons; or in the production or manufacturing of pornography, alcohol, or gambling will be excluded from the Fund’s investable universe. In addition to the foregoing, the Sub-Adviser applies an ESG exclusion policy which prohibits the Fund from investing in or seeking exposure to the securities of issuers involved in the manufacture or production of controversial weapons (i.e., weapons of mass destruction, nuclear weapons, biological weapons, chemical weapons, depleted uranium weapons, cluster munitions or landmines), and companies which have violated various international standards appliable to fundamental securities analysis (e.g., International Financial Reporting Standards).

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. Common stock is generally subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.

Custody Risk – Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Currency Risk – Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Risk of Investing in China – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

Stock Connect Investing Risk – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Large Capitalization Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC. OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk – While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. Investments in ADRs may be less liquid and more volatile than the underlying securities in their primary trading market. If an ADR is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the ADR and the underlying security. Holders of ADRs may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of ADRs may differ from the prices of securities upon which they are based.

The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

ESG Strategy Risk – The evaluation of ESG factors is often subjective and the Sub-Adviser may not identify or evaluate every relevant ESG factor with respect to every investment. As a result, the ESG evaluation performed by the Sub-Adviser may differ from the evaluations made by other investment advisers and may not reflect the beliefs or values of any particular investor. In addition, the evaluation of ESG factors and implementation of ESG-related investment restrictions (i.e., screens) rely on the availability of timely, complete and accurate ESG data being reported by issuers and/or third-party research providers, and ESG-related data is often based on estimates or assumptions. The Sub-Advisor’s ability to evaluate and assess ESG factors and the successful implementation of ESG-related investment restrictions is limited or compromised to the extent relevant data is unavailable or inaccurate. The integration of ESG considerations may also cause the Fund to perform differently compared to accounts that do not integrate ESG considerations. For example, ESG considerations may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so. Further, an increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers.

Investment Focus Risk – Because the Fund focuses its investments in a small number of issuers, and may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those issuers, sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of issuers, sectors or industries.

Active Management Risk – The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

New Adviser Risk – The Adviser is a newly registered investment adviser and has not previously managed a mutual fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Value Style Risk – The Adviser’s and the Sub-Adviser’s value investment style may increase the risks of investing in the Fund. If the Adviser’s or the Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Management/Systematic or Quantitative Process Risk – The value of the Fund may decline if the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect. Because the Adviser and the Sub-Adviser each relies, in part, on a systematic, quantitative screening process in selecting securities for the Fund, the Fund is subject to the additional risk that the Adviser’s or the Sub-Adviser’s judgments regarding the investment criteria underlying the screening process may prove to be incorrect.

Performance Information

The Fund acquired substantially all of the assets of another investment vehicle (the “Predecessor Fund”) on April 12, 2022 in exchange for shares of the Fund, and the Fund commenced operations on such date. Accordingly, the performance shown in the bar chart and performance table below prior to April 12, 2022 is the performance of the Predecessor Fund. The Predecessor Fund was managed by the Adviser using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. However, the Predecessor Fund was not a registered mutual fund, and therefore was not subject to the same investment and tax restrictions as the Fund. If the Predecessor Fund operated as a registered mutual fund, the Predecessor Fund’s performance may have been lower. The Predecessor Fund’s performance has been adjusted to reflect the fees and expenses of the Fund’s I Shares in the bar chart, and the fees and expenses of the Fund’s I Shares and Y Shares in the performance table.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Predecessor Fund from year to year, and by showing how average annual total returns of the Predecessor Fund for 1 year, 5 years, and since inception compare with a broad measure of market performance. Of course, the Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s websites at Perpetual.com and BarrowHanley.com or by calling toll-free to 866-778-6397.

BEST QUARTER	WORST QUARTER
23.34%	(33.42)%
12/31/2020	3/31/2020

The performance information shown above is based on a calendar year.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the average annual total returns of the Predecessor Fund for the periods ended December 31, 2021 to those of the MSCI Emerging Markets Value Index.

Returns after taxes on distributions are not shown for periods prior to the Fund’s registration as a mutual fund because the Predecessor Fund was not required to make distributions to its investors; the Fund expects to make sufficient distributions to qualify and be eligible for treatment as a regulated investment company for tax purposes.

	1 Year	5 Years	Since Inception (02/22/2015)
I Shares
Fund Returns Before Taxes	5.99%	8.38%	5.00%
Fund Returns After Taxes on Distributions	-	-	-
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-	-	-
Y Shares Fund Returns Before Taxes	5.83%	8.22%	4.84%
MSCI Emerging Markets Value Index (reflects no deductions for fees, expenses or taxes)	4.50%	7.54%	4.21%

Investment Advisers

Perpetual US Services LLC, doing business as PGIA serves as investment adviser to the Fund. Barrow Hanley serves as investment sub-adviser to the Fund and is responsible for the management of the Fund’s portfolio of securities. Each of the investment adviser and the investment sub-adviser is a subsidiary of Perpetual Limited, an Australian Stock Exchange-listed, diversified financial services company.

Portfolio Managers

Randolph Wrighton, Jr., CFA, Senior Managing Director, Equity Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Sherry Zhang, CFA, Managing Director, Equity Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

David Feygenson, Director, Equity Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 42 of the prospectus.

BARROW HANLEY TOTAL RETURN BOND FUND

Investment Objective

The Barrow Hanley Total Return Bond Fund (the “Total Return Bond Fund” or the “Fund”) seeks to provide maximum long-term total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in I Shares, which are not reflected in the tables or the example below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	I Shares	Y Shares
Management Fees	0.35%	0.35%
Other Expenses	0.67%	0.82%
Shareholder Servicing Fees	None	0.15%
Other Operating Expenses[1]	0.67%	0.67%
Total Annual Fund Operating Expenses	1.02%	1.17%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.67)%	(0.67)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.35%	0.50%

[1]	Other Operating Expenses are based on estimated amounts for the current fiscal year.
[2]	Perpetual US Services LLC, doing business as PGIA (the “Adviser” or “Perpetual-PGIA”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.35% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024. Effective March 1, 2024, the Adviser expects to contractually increase the contractual expense limit to 0.50% of the Fund’s average daily net assets through February 28, 2025.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
I Shares	$36	$199
Y Shares	$51	$246

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Fixed income securities and other debt instruments include corporate bonds, including high yield bonds, commercial paper, debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, Treasury Inflation-Protected Securities (“TIPS”), municipal bonds, bank loans, mortgage- and asset-backed securities and convertible securities.

Barrow, Hanley, Mewhinney & Strauss, LLC (the “Sub-Adviser” or “Barrow Hanley”), the Fund’s sub-adviser, believes investing in undervalued securities with above-average yield to maturity and capital appreciation potential has the potential to generate above-average returns over the long term while minimizing volatility and, therefore, downside risk. Using this approach, Barrow Hanley seeks to construct a portfolio of U.S. investment grade fixed income securities with diversified maturities.

Barrow Hanley’s analysis of the credit quality of fixed income securities and other debt instruments looks at cash flow, earnings, and balance sheet fundamentals, as well as any supply/demand factors that Barrow Hanley believes will impact the future credit rating of the issuer and the yield premium. A significant focus in Barrow Hanley’s credit research is identifying the credits that have a greater probability of ratings upgrades while avoiding downgrades. Barrow Hanley reviews the financial statements and Securities and Exchange Commission filings of companies, analyzing, among other factors, the following fundamental factors in the selection process:

•	Management’s stated business goals are reviewed for reasonableness and consistency.
•	The ability to pay down debt with free cash flow.
•	Profitability measures compared to similarly rated companies for return on equity, return on capital, and return on investment.
•	Revenue and earnings growth, including margin trends in operating earnings.
•	Various credit measures, including EBITDA, selling, general and administrative (SG&A) expenses, leverage, and interest coverage ratios, both absolute and trends.
•	Disclosures of any off-balance-sheet items, in order to adjust the financial calculations listed above accordingly.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted.

Fixed Income Securities Risk – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Corporate Fixed Income Securities Risk – The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

Commercial Paper Risk – Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Inflation Protected Securities Risk – The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Municipal Bonds Risk – The Fund could be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy, an economic downturn, unfavorable legislation, court rulings or political developments could adversely affect the ability of municipal issuers to repay principal and to make interest payments.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in high yield bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Bank loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment Risk – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Extension Risk – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Active Management Risk – The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

New Adviser Risk – The Adviser is a newly registered investment adviser and has not previously managed a mutual fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Management/Systematic or Quantitative Process Risk – The value of the Fund may decline if the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect. Because the Adviser and the Sub-Adviser each relies, in part, on a systematic, quantitative screening process in selecting securities for the Fund, the Fund is subject to the additional risk that the Adviser’s or the Sub-Adviser’s judgments regarding the investment criteria underlying the screening process may prove to be incorrect.

Performance Information

The Fund acquired substantially all of the assets of another investment vehicle (the “Predecessor Fund”) on April 12, 2022 in exchange for shares of the Fund, and the Fund commenced operations on such date. Accordingly, the performance shown in the bar chart and performance table below prior to April 12, 2022 is the performance of the Predecessor Fund. The Predecessor Fund was managed by the Adviser using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. However, the Predecessor Fund was not a registered mutual fund, and therefore was not subject to the same investment and tax restrictions as the Fund. If the Predecessor Fund operated as a registered mutual fund, the Predecessor Fund’s performance may have been lower. The Predecessor Fund’s performance has been adjusted to reflect the fees and expenses of the Fund’s I Shares in the bar chart, and the fees and expenses of the Fund’s I Shares and Y Shares in the performance table.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Predecessor Fund from year to year, and by showing how average annual total returns of the Predecessor Fund for 1, 5 and 10 years compare with a broad measure of market performance. Of course, the Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s websites at Perpetual.com and BarrowHanley.com or by calling toll-free to 866-778-6397.

BEST QUARTER	WORST QUARTER
4.26%	(3.59)%
6/30/2020	3/31/2021

The performance information shown above is based on a calendar year.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the average annual total returns of the Predecessor Fund for the periods ended December 31, 2021 to those of the Bloomberg US Aggregate Bond Index.

Returns after taxes on distributions are not shown for periods prior to the Fund’s registration as a mutual fund because the Predecessor Fund was not required to make distributions to its investors; the Fund expects to make sufficient distributions to qualify and be eligible for treatment as a regulated investment company for tax purposes.

	1 Year	5 Years	10 Years
I Shares
Fund Returns Before Taxes	(2.16)%	3.37%	2.72%
Fund Returns After Taxes on Distributions	-	-	-
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-	-	-
Y Shares Fund Returns Before Taxes	(2.27)%	3.22%	2.57%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	(1.54)%	3.57%	2.90%

Investment Advisers

Perpetual US Services LLC, doing business as PGIA serves as investment adviser to the Fund. Barrow Hanley serves as investment sub-adviser to the Fund and is responsible for the management of the Fund’s portfolio of securities. Each of the investment adviser and the investment sub-adviser is a subsidiary of Perpetual Limited, an Australian Stock Exchange-listed, diversified financial services company.

Portfolio Managers

Mark Luchsinger, Senior Managing Director and Fixed Income Portfolio Manager at Barrow Hanley has managed the Fund since its inception in 2022.

Deborah Petruzzelli, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Scott McDonald, CFA, Senior Managing Director and Fixed Income Portfolio Manager at Barrow Hanley has managed the Fund since its inception in 2022.

Justin Martin, CFA, Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Matt Routh, CFA, Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Erik Olson, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 42 of the prospectus.

BARROW HANLEY CREDIT OPPORTUNITIES FUND

Investment Objective

The Barrow Hanley Credit Opportunities Fund (the “Credit Opportunities Fund” or the “Fund”) seeks to maximize total return, consistent with preservation of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in I Shares, which are not reflected in the tables or the example below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	I Shares	Y Shares
Management Fees	0.60%	0.60%
Other Expenses	0.43%	0.58%
Shareholder Servicing Fees	None	0.15%
Other Operating Expenses[1]	0.43%	0.43%
Acquired Fund Fees and Expenses[2]	0.15%	0.15%
Total Annual Fund Operating Expenses	1.18%	1.33%
Less Fee Reductions and/or Expense Reimbursements[3]	(0.25)%[4]	(0.25)%[4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.93%	1.08%

[1]	Other Operating Expenses are based on estimated amounts for the current fiscal year.
[2]	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
[3]	Perpetual US Services LLC, doing business as PGIA (the “Adviser” or “Perpetual-PGIA”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, Acquired Fund Fees and Expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.78% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024. The Adviser further has agreed contractually to waive its investment advisory fee payable by the Fund in the amount of the investment advisory fee the Adviser receives from the Barrow Hanley Floating Rate Fund attributable to the assets of the Fund invested in the Barrow Hanley Floating Rate Fund until February 28, 2024 (the “advisory fee waiver”). This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

[4]	The contractual expense limit and advisory fee waiver represent 0.14% and 0.11%, respectively, of the 0.25% in Fee Reductions and/or Expense Reimbursements shown in the table.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
I Shares	$95	$328
Y Shares	$110	$375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in credit instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Credit instruments consist broadly of any debt instrument or instrument with debt-like characteristics, and include high yield bonds, bank loans, collateralized loan obligations (“CLOs”), mortgage- and asset-backed securities, structured notes, convertible securities, preferred stock and shares of investment companies that invest principally in credit instruments, including other mutual funds in this Prospectus. The Fund’s portfolio typically will consist principally of high yield bonds that Barrow, Hanley, Mewhinney & Strauss, LLC (the “Sub-Adviser” or “Barrow Hanley”), the Fund’s sub-adviser, believes are trading below their intrinsic value, selected through a fundamental research process designed to achieve a balanced goal for yield, principal preservation and capital appreciation.

To construct the Fund’s portfolio, Barrow Hanley evaluates the macro environment, industry and sector trends to determine views from one to three years. This process is designed to enable Barrow Hanley to find specific sectors that offer opportunities for both industry and issuer mispricings given Barrow Hanley’s expectations of changing fundamentals. From there, Barrow Hanley uses two primary methods of identifying potential investments. The first involves independent sorting and research of documents filed with the Securities and Exchange Commission, as well as general and financial news, through the use of third-party research databases, news services and screening software. The second method relies on the professional relationships that Barrow Hanley has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, consultants, securities traders, brokers, corporate managers, corporate attorneys and accountants including in depth discussions with Barrow Hanley’s equity research professionals. This analysis is designed to lead Barrow Hanley to industries and debt issuers that offer opportunities for what Barrow Hanley believes are mispriced investments. In this regard, a mispriced investment refers primarily to traditional value metrics utilized by the Sub-Adviser, such as low price/earnings, price/book and high dividend yield relative to the markets in which the Fund may invest. A security also may be mispriced due to a negative theme occurring within an overall industry and/or sector and where the Sub-Adviser believes an investment in the security creates opportunities for outperformance.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted.

Fixed Income Securities Risk – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Corporate Fixed Income Securities Risk – The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in high yield bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Bank loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateralized Loan Obligations Risk – Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of non-creditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Structured Notes Risk – Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment Risk – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Extension Risk – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Investments in Investment Company Risk – When the Fund invests in an investment company, including closed-end funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. Certain closed-end investment companies issue a fixed number of shares that trade on a stock exchange at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Active Management Risk – The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

New Adviser Risk – The Adviser is a newly registered investment adviser and has not previously managed a mutual fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Management/Systematic or Quantitative Process Risk – The value of the Fund may decline if the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect. Because the Adviser and the Sub-Adviser each relies, in part, on a systematic, quantitative screening process in selecting securities for the Fund, the Fund is subject to the additional risk that the Adviser’s or the Sub-Adviser’s judgments regarding the investment criteria underlying the screening process may prove to be incorrect.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Performance Information

The Fund acquired substantially all of the assets of another investment vehicle (the “Predecessor Fund”) on April 12, 2022 in exchange for shares of the Fund, and the Fund commenced operations on such date. Accordingly, the performance shown in the bar chart and performance table below prior to April 12, 2022 is the performance of the Predecessor Fund. The Predecessor Fund was managed by the Adviser using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. However, the Predecessor Fund was not a registered mutual fund, and therefore was not subject to the same investment and tax restrictions as the Fund. If the Predecessor Fund operated as a registered mutual fund, the Predecessor Fund’s performance may have been lower. The Predecessor Fund’s performance has been adjusted to reflect the fees and expenses of the Fund’s I Shares in the bar chart, and the fees and expenses of the Fund’s I Shares and Y Shares in the performance table.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Predecessor Fund from year to year, and by showing how average annual total returns of the Predecessor Fund for 1, 5 and 10 years compare with a broad measure of market performance. Of course, the Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s websites at Perpetual.com and BarrowHanley.com or by calling toll-free to 866-778-6397.

20%
15%
10%
5%
0%
-5%
13.29%
4.25%
1.24%
(2.66)%
12.28%
6.52%
(3.32)%
17.17%
10.03%
5.77%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

BEST QUARTER	WORST QUARTER
16.85%	(15.78)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the average annual total returns of the Predecessor Fund for the periods ended December 31, 2021 to those of the ICE BofA BB-B US High Yield Index.

Returns after taxes on distributions are not shown for periods prior to the Fund’s registration as a mutual fund because the Predecessor Fund was not required to make distributions to its investors; the Fund expects to make sufficient distributions to qualify and be eligible for treatment as a regulated investment company for tax purposes.

	1 Year	5 Years	10 Years
I Shares
Fund Returns Before Taxes	5.77%	7.03%	6.26%
Fund Returns After Taxes on Distributions	-	-	-
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-	-	-
Y Shares Fund Returns Before Taxes	5.62%	6.87%	6.10%
ICE BofA BB-B US High Yield Index (reflects no deductions for fees, expenses or taxes)	4.66%	6.09%	6.58%

Investment Advisers

Perpetual US Services LLC, doing business as PGIA serves as investment adviser to the Fund. Barrow Hanley serves as investment sub-adviser to the Fund and is responsible for the management of the Fund’s portfolio of securities. Each of the investment adviser and the investment sub-adviser is a subsidiary of Perpetual Limited, an Australian Stock Exchange-listed, diversified financial services company.

Portfolio Managers

Erik Olson, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Nick Losey, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Chet Paipanandiker, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Michael Trahan, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 42 of the prospectus.

BARROW HANLEY FLOATING RATE FUND

Investment Objective

The Barrow Hanley Floating Rate Fund (the “Floating Rate Fund” or the “Fund”) seeks to maximize total return, consistent with preservation of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in I Shares, which are not reflected in the tables or the example below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	I Shares	Y Shares
Management Fees	0.45%	0.45%
Other Expenses	0.40%	0.55%
Shareholder Servicing Fees	None	0.15%
Other Operating Expenses[1]	0.40%	0.40%
Total Annual Fund Operating Expenses	0.85%	1.00%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.60%	0.75%

[1]	Other Operating Expenses are based on estimated amounts for the current fiscal year.
[2]	Perpetual US Services LLC, doing business as PGIA (the “Adviser” or “Perpetual-PGIA”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.60% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
I Shares	$61	$224
Y Shares	$77	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Floating rate instruments are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For purposes of this policy, any security or investment will be considered a floating rate instrument if it has a maturity of six months or less even if it pays a rate of interest rate that does not reset or adjust prior to maturity. Floating rate instruments include bank loans, high yield bonds, collateralized loan obligations (“CLOs”), structured notes and shares of investment companies that invest principally in floating rate instruments. The Fund may invest in floating rate instruments of any credit quality. The Fund expects that many or all of the Fund’s investments will be rated below investment grade or unrated but of comparable credit quality.

The Fund invests primarily in floating rate bank loans. Certain bank loans may be secured by collateral of the borrower and thus may be senior to most other securities issued by the borrower (e.g., common stock and other debt instruments) in the event of bankruptcy. Other bank loans may be unsecured obligations of the borrower. A bank loan may be acquired through the financial institution acting as agent for the lenders or from the borrower, as an assignment from another lender who holds a direct interest in the bank loan, or as a participation interest in another lender’s portion of the bank loan.

The Fund’s portfolio typically will consist principally of floating rate instruments that Barrow, Hanley, Mewhinney & Strauss, LLC (the “Sub-Adviser” or “Barrow Hanley”), the Fund’s sub-adviser, believes are trading below their intrinsic value, selected through a fundamental research process designed to achieve a balanced goal for yield, principal preservation and capital appreciation. To construct the Fund’s portfolio, Barrow Hanley evaluates the macro environment and industry and sector trends to determine views from one to three years. This process is designed to enable Barrow Hanley to find specific sectors that offer opportunities for both industry and issuer mispricings given Barrow Hanley’s expectations of changing fundamentals. From there, Barrow Hanley uses two primary methods of identifying potential investments. The first involves independent sorting and research of documents filed with the Securities and Exchange Commission, as well as general and financial news, through the use of third-party research databases, news services and screening software. The second method relies on the professional relationships that Barrow Hanley has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, consultants, securities traders, brokers, corporate managers, corporate attorneys and accountants including in depth discussions with Barrow Hanley’s equity research professionals. This analysis is designed to lead Barrow Hanley to industries and debt issuers that offer opportunities for what Barrow Hanley believes are mispriced investments. In this regard, a mispriced investment refers primarily to traditional value metrics utilized by the Sub-Adviser, such as low price/earnings, price/book and high dividend yield relative to the markets in which the Fund may invest. A security also may be mispriced due to a negative theme occurring within an overall industry and/or sector and where the Sub-Adviser believes an investment in the security creates opportunities for outperformance.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in high yield bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Bank loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Floating Rate Securities Risk – The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Certain floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). If the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted.

Fixed Income Securities Risk – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Corporate Fixed Income Securities Risk – The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Collateralized Loan Obligations Risk – Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of non-creditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Structured Notes Risk – Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment Risk – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Extension Risk – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Investments in Investment Company Risk – When the Fund invests in an investment company, including closed-end funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. Certain closed-end investment companies issue a fixed number of shares that trade on a stock exchange at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Active Management Risk – The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

New Adviser Risk – The Adviser is a newly registered investment adviser and has not previously managed a mutual fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Management/Systematic or Quantitative Process Risk – The value of the Fund may decline if the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect. Because the Adviser and the Sub-Adviser each relies, in part, on a systematic, quantitative screening process in selecting securities for the Fund, the Fund is subject to the additional risk that the Adviser’s or the Sub-Adviser’s judgments regarding the investment criteria underlying the screening process may prove to be incorrect.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Performance Information

The Fund acquired substantially all of the assets of another investment vehicle (the “Predecessor Fund”) on April 12, 2022 in exchange for shares of the Fund, and the Fund commenced operations on such date. Accordingly, the performance shown in the bar chart and performance table below prior to April 12, 2022 is the performance of the Predecessor Fund. The Predecessor Fund was managed by the Adviser using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. However, the Predecessor Fund was not a registered mutual fund, and therefore was not subject to the same investment and tax restrictions as the Fund. If the Predecessor Fund operated as a registered mutual fund, the Predecessor Fund’s performance may have been lower. The Predecessor Fund’s performance has been adjusted to reflect the fees and expenses of the Fund’s I Shares in the bar chart, and the fees and expenses of the Fund’s I Shares and Y Shares in the performance table.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Predecessor Fund from year to year, and by showing how average annual total returns of the Predecessor Fund for 1 year and since inception compare with a broad measure of market performance. Of course, the Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s websites at Perpetual.com and BarrowHanley.com or by calling toll-free to 866-778-6397.

BEST QUARTER	WORST QUARTER
8.29%	(12.25)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the average annual total returns of the Predecessor Fund for the periods ended December 31, 2021 to those of the Credit Suisse Leveraged Loan Index.

Returns after taxes on distributions are not shown for periods prior to the Fund’s registration as a mutual fund because the Predecessor Fund was not required to make distributions to its investors; the Fund expects to make sufficient distributions to qualify and be eligible for treatment as a regulated investment company for tax purposes.

	1 Year	Since Inception (06/01/2018)
I Shares
Fund Returns Before Taxes	5.67%	4.58%
Fund Returns After Taxes on Distributions	-	-
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-	-
Y Shares Fund Returns Before Taxes	5.61%	4.43%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	5.40%	4.19%

Investment Advisers

Perpetual US Services LLC, doing business as PGIA serves as investment adviser to the Fund. Barrow Hanley serves as investment sub-adviser to the Fund and is responsible for the management of the Fund’s portfolio of securities. Each of the investment adviser and the investment sub-adviser is a subsidiary of Perpetual Limited, an Australian Stock Exchange-listed, diversified financial services company.

Portfolio Managers

Erik Olson, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Nick Losey, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Chet Paipanandiker, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Michael Trahan, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 42 of the prospectus.

BARROW HANLEY US VALUE OPPORTUNITIES FUND

Investment Objective

The Barrow Hanley US Value Opportunities Fund (the “US Value Opportunities Fund” or the “Fund”) seeks to achieve risk-adjusted equity returns in excess of the Fund’s benchmark over multiple year time periods.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in I Shares, which are not reflected in the tables or the example below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	I Shares	Y Shares
Management Fees	0.55%	0.55%
Other Expenses	0.30%	0.45%
Shareholder Servicing Fees	None	0.15%
Other Operating Expenses[1]	0.30%	0.30%
Total Annual Fund Operating Expenses	0.85%	1.00%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.71%	0.86%

[1]	Other Operating Expenses are based on estimated amounts for the current fiscal year.
[2]	Perpetual US Services LLC, doing business as PGIA (the “Adviser” or “Perpetual-PGIA”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.71% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
I Shares	$73	$245
Y Shares	$88	$292

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by U.S. companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund invests primarily in a portfolio of equity securities issued by large, middle, and small capitalization U.S. companies and may also invest in convertible securities, preferred stock, real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). The companies whose shares are represented by the ADRs in which the Fund invests typically will have significant economic exposure to the U.S. economy, industries or marketplaces.

The Fund will pursue a strict value-oriented strategy by constructing portfolios of individual stocks, selected on a bottom-up basis, typically reflecting all three of the following value characteristics: price/earnings and price/book ratios below those of the S&P 500 Index and a dividend yield above that of the S&P 500 Index. In seeking to achieve its investment objective, the Fund follows a strategy based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. The Fund does not attempt to time the market or rotate in and out of broad market sectors, as, Barrow, Hanley, Mewhinney & Strauss, LLC (the “Sub-Adviser” or “Barrow Hanley”) believes it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.

The Fund will generally stay fully invested with what Barrow Hanley believes is a defensive, conservative orientation based on Barrow Hanley’s belief that above-average returns can be achieved while taking below average risks. Barrow Hanley implements this strategy by constructing portfolios of individual stocks that reflect all three value characteristics described above. Through a research-intensive process, Barrow Hanley’s investment team seeks to identify large, medium, and small capitalization companies that are undervalued and temporarily out of favor for reasons that can be identified and understood. Barrow Hanley seeks companies with profitability and earnings growth greater than that of the S&P 500 Index.

The strategy of emphasizing low price/book ratios as well as high dividend yields is intended to help achieve capital preservation in down markets. In periods of economic recovery and rising equity markets, this investment strategy seeks to achieve profitability and earnings growth rewarded by the expansion of price/earnings ratios and the generation of excess returns.

Barrow Hanley’s fundamental value analysis is a discipline that seeks to identify companies that not only possess the three characteristics of value discussed above, but also those companies whose businesses can exhibit high or improving profitability which translates into earnings growth above that of the S&P 500 Index. The qualitative aspects of Barrow Hanley’s investment analysis are designed to produce judgments regarding the prospects for a company’s business. Barrow Hanley believes that the value of the underlying business, identified through its quantitative analysis, can be “unlocked” as the company’s fundamentals improve and investor confidence is restored.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. Common stock is generally subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Large Capitalization Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded OTC. OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Real Estate Investment Trusts Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Depositary Receipts Risk – Investments in ADRs may be less liquid and more volatile than the underlying securities in their primary trading market. If an ADR is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the ADR and the underlying security. Holders of ADRs may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of ADRs may differ from the prices of securities upon which they are based.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Currency Risk – Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

Active Management Risk – The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

New Adviser Risk – The Adviser is a newly registered investment adviser and has not previously managed a mutual fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Value Style Risk – The Adviser’s and the Sub-Adviser’s value investment style may increase the risks of investing in the Fund. If the Adviser’s or the Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Management/Systematic or Quantitative Process Risk – The value of the Fund may decline if the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect. Because the Adviser and the Sub-Adviser each relies, in part, on a systematic, quantitative screening process in selecting securities for the Fund, the Fund is subject to the additional risk that the Adviser’s or the Sub-Adviser’s judgments regarding the investment criteria underlying the screening process may prove to be incorrect.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s websites at Perpetual.com and BarrowHanley.com or by calling toll-free to 866-778-6397.

Investment Advisers

Perpetual US Services LLC, doing business as PGIA serves as investment adviser to the Fund. Barrow Hanley serves as investment sub-adviser to the Fund and is responsible for the management of the Fund’s portfolio of securities. Each of the investment adviser and the investment sub-adviser is a subsidiary of Perpetual Limited, an Australian Stock Exchange-listed, diversified financial services company.

Portfolio Managers

Mark Giambrone, Senior Managing Director, Equity Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Michael Nayfa, CFA, Managing Director, Equity Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

Terry Pelzel, CFA, Managing Director, Equity Portfolio Manager and Analyst at Barrow Hanley has managed the Fund since its inception in 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 42 of the prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase I Shares of a Fund for the first time, you must invest at least $500,000.

To purchase Y Shares of a Fund for the first time, you must invest at least $2,500.

Y Shares of each Fund are currently not available for purchase.

Subsequent investments must be made in amounts of at least $50. The Funds may accept investments of smaller amounts in their sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Funds directly by mail at: Perpetual Funds, PO Box 588, Portland, ME 04112 (Express Mail Address: Perpetual Funds c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-778-6397.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), such Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Funds’ Investment Objectives and Strategies

The investment objective of the Concentrated Emerging Markets ESG Opportunities Fund is to seek long term capital appreciation and consistent income.

The investment objective of the Total Return Bond Fund is to provide maximum long-term total return.

The investment objective of the Credit Opportunities Fund is to maximize total return, consistent with preservation of capital.

The investment objective of the Floating Rate Fund is to maximize total return, consistent with preservation of capital.

The investment objective of the US Value Opportunities Fund is to achieve risk-adjusted equity returns in excess of the Fund’s benchmark over multiple year time periods.

The investment objective of each Fund is not a fundamental policy and may be changed by the Board without shareholder approval.

The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. During current or anticipated unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may cause such Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective.

This prospectus describes each Fund’s principal investment strategies. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). To the extent a Fund invests in derivative instruments that provide economic exposure to, and/or shares of other investment companies that invest principally in, investments suggested by the Fund’s name, but the Fund does not do so as a principal investment strategy, such derivative instruments and/or shares of other investment companies will be included as instruments that satisfy the 80% investment policy disclosed in the Fund’s “Principal Investment Strategies” summary section, if any. Of course, there is no guarantee that a Fund will achieve its investment goals.

More Information about Risk

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s and the Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser or the Sub-Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Active Management Risk (All Funds) – Each Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Bank Loans Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund) – A Fund may purchase assignments of portions of bank loans from third parties or by investing in participations in bank loans. With respect to loans purchased by assignment, a Fund generally has a contractual relationship with the borrower and, therefore, direct rights against the borrower in the event of a default. With respect to participations, a Fund typically has a contractual right with the lender, generally a bank selling the participation, and, therefore, assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, a Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender’s loan to the borrower. Certain bank loans, including certain participations in bank loans, may be illiquid and a Fund may not be able to sell such loans quickly for a fair price. While a liquid secondary market for bank loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of bank loans are generally subject to the contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell bank loans, may negatively impact the transaction price, may result in delayed settlement of bank loan transactions, and/or may delay the Fund’s ability to make timely redemptions of Fund shares. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund’s ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a bank loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Bank loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities law.

Collateralized Loan Obligations (CLOs) Risk (Credit Opportunities Fund and Floating Rate Fund) – CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CLO securities will depend on the performance and characteristics of the related underlying collateral.

Legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CLOs that may be owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

Commercial Paper Risk (Total Return Bond Fund) – Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Convertible Securities and Preferred Stocks Risk (Total Return Bond Fund, Credit Opportunities Fund and US Value Opportunities Fund) – Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is described below. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is the risk that, in a declining interest rate environment, securities with stated interest rates may have the principal paid earlier than expected, requiring a Fund to invest the proceeds at generally lower interest rates.

Corporate Fixed Income Securities Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund) – The Funds may invest in corporate fixed income securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund) – Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described elsewhere in this section) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Custody Risk (Concentrated Emerging Markets ESG Opportunities Fund) – Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Depositary Receipts Risk (Concentrated Emerging Markets ESG Opportunities Fund and US Value Opportunities Fund) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global depositary receipts (“GDRs”), European depositary receipts (“EDRs”), and other types of Depositary Receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in ADRs may be less liquid and more volatile than the underlying securities in their primary trading market. If an ADR is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the ADR and the underlying security. The values of ADRs may decline for a number of reasons relating to the issuers or sponsors of the ADRs, including, but not limited to, insolvency of the issuer or sponsor. Holders of ADRs may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of ADRs may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored ADRs, as there may be less information available about the underlying issuer than there is about an issuer of sponsored ADRs and the prices of unsponsored ADRs may be more volatile than those of sponsored ADRs.

Equity Risk (Concentrated Emerging Markets ESG Opportunities Fund and US Value Opportunities Fund) – Equity securities include common stocks and shares of ADRs. Common stock represents an equity or ownership interest in an issuer. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ESG Strategy Risk (Concentrated Emerging Markets ESG Opportunities Fund) – The evaluation of ESG factors is often subjective and the Sub-Adviser may not identify or evaluate every relevant ESG factor with respect to every investment. As a result, the ESG evaluation performed by the Sub-Adviser may differ from the evaluations made by other investment advisers and may not reflect the beliefs or values of any particular investor. In addition, the evaluation of ESG factors and implementation of ESG-related investment restrictions (i.e., screens) rely on the availability of timely, complete and accurate ESG data being reported by issuers and/or third-party research providers, and ESG-related data is often based on estimates or assumptions. The Sub-Advisor’s ability to evaluate and assess ESG factors and the successful implementation of ESG-related investment restrictions is limited or compromised to the extent relevant data is unavailable or inaccurate. The integration of ESG considerations may also cause the Fund to perform differently compared to accounts that do not integrate ESG considerations. For example, ESG considerations may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so. Further, an increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers.

Floating Rate Securities Risk (Floating Rate Fund) – The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Certain floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). If the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Foreign Currency Risk (Concentrated Emerging Markets ESG Opportunities Fund and US Value Opportunities Fund) – Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country.

Foreign Securities/Emerging Markets Risk (Concentrated Emerging Markets ESG Opportunities Fund and US Value Opportunities Fund) – Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the Fund’s portfolio. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk (Concentrated Emerging Markets ESG Opportunities Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Extension Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund) – Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Securities Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund) – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

High Yield Bond Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund) – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Inflation Protected Securities Risk (Total Return Bond Fund) – The value of inflation protected securities, generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced.

Interest Rate Risk Interest (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund) – Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. A low interest rate environment presents greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Focus Risk (Concentrated Emerging Markets ESG Opportunities Fund) – Because the Fund focuses its investments in a small number of issuers, and may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those issuers, sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of issuers, sectors or industries.

Investments in Investment Company Risk (Credit Opportunities Fund and Floating Rate Fund) – The Funds may purchase shares of investment companies. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Large Capitalization Risk (Concentrated Emerging Markets ESG Opportunities Fund and US Value Opportunities Fund) – If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

LIBOR Replacement Risk (Credit Opportunities Fund and Floating Rate Fund) – The elimination of LIBOR may adversely affect the interest rates on, and value of, certain investments of the Funds for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund) – Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Management/Systematic or Quantitative Process Risk (All Funds) – There is potential for shortfall in any investment process due to a variety of factors including, but not limited to, data and system imperfections, analyst judgment, and the complex nature of designing and implementing portfolio construction systems and other quantitative models. Such shortfalls in systematic or quantitative processes in particular pose broader risk because they may be more pervasive in nature. Furthermore, the Adviser’s or the Sub-Adviser’s systems may not necessarily perform in a manner in which they have historically performed or were intended to perform.

Market Risk (All Funds) – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed and Asset-Backed Securities Risk (Total Return Bond Fund and Credit Opportunities Fund) – Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Bonds Risk (Total Return Bond Fund) – Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Prepayment Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund) – Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Real Estate Investment Trusts Risk (US Value Opportunities Fund) – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Risk of Investing in China (Concentrated Emerging Markets ESG Opportunities Fund) – The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which a Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. The Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or the Sub-Adviser otherwise believes is attractive, the Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to the Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Small and Medium Capitalization Risk (Concentrated Emerging Markets ESG Opportunities Fund and US Value Opportunities Fund) – Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded OTC and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Stock Connect Investing Risk (Concentrated Emerging Markets ESG Opportunities Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to a Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, a Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Fund purchases of China A Shares through Stock Connect involve ownership rights that are exercised differently than those involved in U.S. securities markets. When the Fund buys a Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock through Stock Connect, the Fund is purchasing a security registered under the name of the Hong Kong Securities Clearing Company Limited (“HKSCC”) that acts as a nominee holder for the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock. The Fund as the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock can exercise its rights through its nominee HKSCC. However, due to the indirect nature of holding its ownership interest through a nominee holder, the Fund might encounter difficulty in exercising or timely exercising its rights as the beneficial owner when trading through HKSCC under Stock Connect, and such difficulty may expose the Fund to risk of loss.

Structured Notes Risk (Credit Opportunities Fund and Floating Rate Fund) – Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which is separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.

A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/or periodic interest payments expected to be received from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.

U.S. Government Securities Risk (Total Return Bond Fund) – A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Value Style Risk (Concentrated Emerging Markets ESG Opportunities Fund and US Value Opportunities Fund) – The Adviser’s and the Sub-Adviser’s value investment style may increase the risks of investing in the Funds. If the Adviser’s or the Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, a Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time; such stocks may not perform as well as “growth stocks” or the stock market in general, and may be out of favor with investors for varying periods of time.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Each Fund will post its holdings within 30 days of the end of each month on the internet at Perpetual.com. The portfolio holdings information placed on the Funds’ website generally will remain there until such information is included in a filing with the SEC.

Investment Adviser

Perpetual US Services LLC, doing business as PGIA, a Delaware limited liability company organized in 2020, serves as the investment adviser to the Funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s principal place of business is 155 North Wacker Drive, Suite 4250, Chicago, Illinois 60606.

The Adviser makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund’s investment program. In addition, the Adviser oversees Barrow, Hanley, Mewhinney & Strauss, LLC (the “Sub-Adviser” or “Barrow Hanley”) to ensure the Sub-Adviser’s compliance with the investment policies and guidelines of the Funds and monitors the Sub-Adviser’s adherence to its investment styles. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and the Sub-Adviser must follow in their management activities. The Adviser pays the Sub-Adviser out of the advisory fees it receives from the Funds.

For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Concentrated Emerging Markets ESG Opportunities Fund	0.93%
Total Return Bond Fund	0.35%
Credit Opportunities Fund	0.60%
Floating Rate Fund	0.45%
US Value Opportunities Fund	0.55%

For each Fund, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding certain levels and until the date (the “term end date”) as set forth below (each, a “contractual expense limit”). This agreement will terminate automatically upon the termination of the Funds’ investment advisory agreement and may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the term end date.

Contractual Expense Limits
Fund	I Shares	Y Shares	Term End Date
Concentrated Emerging Markets ESG Opportunities Fund	1.05%	1.05%	February 28, 2024
Total Return Bond Fund	0.35%	0.35%	February 28, 2024*
Credit Opportunities Fund	0.78%	0.78%	February 28, 2024
Floating Rate Fund	0.60%	0.60%	February 28, 2024
US Value Opportunities Fund	0.71%	0.71%	February 28, 2024

*	Effective March 1, 2024, the Adviser expects to contractually increase the contractual expense limit to 0.50% of the Total Return Bond Fund’s average daily net assets through February 28, 2025.

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

The Adviser further has agreed contractually to waive its investment advisory fee payable by the Credit Opportunities Fund in the amount of the investment advisory fee the Adviser receives from the Floating Rate Fund attributable to the assets of the Credit Opportunities Fund invested in the Floating Rate Fund until February 28, 2024. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement will be available in the Funds’ Semi-Annual Report to Shareholders covering the period from each Fund’s respective commencement of operations through April 30, 2022.

Investment Sub-Adviser

Barrow, Hanley, Mewhinney & Strauss, LLC, located at 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, serves as a sub-adviser to the Funds. Barrow Hanley, a Delaware limited liability company, is registered as an investment adviser with the SEC and was founded in 1979. Barrow Hanley provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, limited liability companies and other institutions and individuals. Barrow Hanley is an indirect subsidiary of Perpetual Limited, a public company listed on the Australian Stock Exchange.

Barrow Hanley is responsible for the day-to-day management of each Fund’s investment portfolio in accordance with the investment policies and guidelines of the Fund, subject to the general oversight of the Adviser. For its services, Barrow Hanley receives an annual fee from the Adviser at an annual rate based on 50% of the advisory fee rate for each Fund.

Portfolio Managers

Randolph Wrighton, Jr., CFA, Senior Managing Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the Concentrated Emerging Markets ESG Opportunities Fund. Mr. Wrighton joined Barrow Hanley in 2005. Prior to Barrow Hanley, he worked as an associate at Deutsche Bank Securities and as an intern analyst for both UTIMCO and New York based Perry Capital Management. He also served as a Captain in the U.S. Marine Corps from 1996-2000. Mr. Wrighton began his investment career at Barrow Hanley as a research analyst covering the Industrials, Energy, and Technology sectors. In 2006, Mr. Wrighton helped to lead the firm’s expansion into Non-U.S., Global and Emerging Market investment products. He is a CFA charterholder and holds an MBA from the University of Texas and a BA in Economics from Vanderbilt University.

Sherry Zhang, CFA, Managing Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the Concentrated Emerging Markets ESG Opportunities Fund. Ms. Zhang joined Barrow Hanley in 2013 from Matthews Asia, where she was responsible for the analysis and recommendation of Asian stocks across numerous economic sectors. Ms. Zhang's investment career includes analyst roles at Q Investments, ARC Communication, and Exxon Mobil Corporation. Her tenure at Q Investments included a two-year residency in China, where she gained firsthand experience overseeing operating companies located in emerging market economies. Ms. Zhang received her BBA in Finance, cum laude, as well as her MBA, from Baylor University and is a CFA charterholder.

David Feygenson, Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the Concentrated Emerging Markets ESG Opportunities Fund. Mr. Feygenson joined Barrow Hanley in 2017 from VanEck Global, where he was a senior analyst, covering emerging market equities. Prior to joining VanEck, Mr. Feygenson served as a portfolio manager/senior analyst at Mirae Asset Global Investments, one of South Korea's largest asset managers. His career also includes a research position on the emerging markets team at Wellington Management Company. Mr. Feygenson earned a BS in Economics, magna cum laude, from the Wharton School of the University of Pennsylvania and an MSc in Finance and Economics from the London School of Economics.

Mark Luchsinger, Senior Managing Director and Fixed Income Portfolio Manager, serves as a portfolio manager of the Total Return Bond Fund. Mr. Luchsinger joined Barrow Hanley in 1997. He was appointed Co-Head of Fixed Income, along with Scott McDonald, in 2017. He also serves as a portfolio manager, specializing in investment grade and high yield corporate bond strategies and is the lead portfolio manager for Barrow Hanley’s Core and Core Plus strategies. He is a CFA charterholder. During his investment career, Mr. Luchsinger has served as Chief Investment Officer for Great American Reserve Insurance Company. He began his career as a credit analyst at Scor Reinsurance Company. In addition, Mr. Luchsinger spent 10 years in fixed income sales at First Boston Corporation. He earned a BBA from Bowling Green State University.

Deborah Petruzzelli, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Total Return Bond Fund. Ms. Petruzzelli joined Barrow Hanley in 2003. She serves as Barrow Hanley’s structured securities portfolio manager for mortgage-backed, asset-backed, and commercial mortgage-backed securities. She is also an analyst for structured securities. During her investment career, Ms. Petruzzelli has served as managing director/senior portfolio manager for Victory Capital Management, Inc., where she was responsible for the management of ABS, CMBS, and whole-loan sectors for all client portfolios. She also had an active role in that firm's development of a core plus strategy, leveraging the firm's convertible equity management strengths. Prior to joining Victory, Ms. Petruzzelli worked for McDonald & Company Securities, Inc., as senior vice president for ABS syndication and traded ABS, CMO, and MBS. She earned a BSBA in Business Administration from Bowling Green State University.

Scott McDonald, CFA, Senior Managing Director and Fixed Income Portfolio Manager, serves as a portfolio manager of the Total Return Bond Fund. Mr. McDonald joined Barrow Hanley in 1995. He was appointed Co-Head of Fixed Income, along with Mark Luchsinger, in 2017. Mr. McDonald serves as the lead portfolio manager for Barrow Hanley’s Long Duration strategies, specializing in corporate and government bonds. He is a CFA charterholder and during his investment career, Mr. McDonald previously served as senior vice president and portfolio manager at Life Partners Group, Inc., managing corporate bonds, private placements, and mortgages. While with Life Partners, he was responsible for implementing the investment strategy for their life insurance and annuity assets. Prior to that, he was a credit supervisor and lending officer for Chase Bank of Texas. Mr. McDonald received an MBA from the University of Texas and a BBA from Southern Methodist University.

Justin Martin, CFA, Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Total Return Bond Fund. Mr. Martin joined Barrow Hanley in 2004 and has served as a credit analyst in fixed income since 2009. Prior to his work as a credit analyst, Mr. Martin's work at the firm included market index research and portfolio analysis. He earned a BBA in Finance from Southern Methodist University. Mr. Martin is a CFA charterholder.

Erik Olson, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Total Return Bond Fund, the Credit Opportunities Fund and the Floating Rate Fund. Mr. Olson joined Barrow Hanley in 2001. He serves as a portfolio manager for Barrow Hanley’s investment grade and high yield strategies. He also serves as an analyst for investment grade and high yield corporate bonds, both U.S. and non-U.S. His career includes work as a research analyst for Sanders Morris Harris. He has also worked at Merrill Lynch and as the legislative assistant for the Interstate Natural Gas Association in Washington, D.C. Mr. Olson received an MBA from Texas Christian University, where he served as a portfolio manager for the William C. Conner Foundation Educational Investment Fund. He earned a BA from Emory University.

Nick Losey, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Credit Opportunities Fund and the Floating Rate Fund. Mr. Losey joined Barrow Hanley in 2018. He serves as a portfolio manager, focusing on bank loans and high yield bonds. Mr. Losey was previously a portfolio manager at Whitebox Advisors, LLC and White Oak Global Advisors, LLC, where he focused on bank loans, high yield bonds, structured product CLO tranches, and equities. His investment career also includes serving as a portfolio manager at Highland Capital Management, LP. Mr. Losey earned a BBA from the University of Oklahoma and an MBA from Southern Methodist University, graduating magna cum laude. He is a CFA charterholder.

Chet Paipanandiker, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Credit Opportunities Fund and the Floating Rate Fund. Mr. Paipanandiker (Pai) joined Barrow Hanley in 2017. He serves as a portfolio manager, focusing on bank loans and high yield bonds. Mr. Pai was previously a portfolio manager at Whitebox Advisors, LLC and White Oak Global Advisors, LLC, where he focused on bank loans, structured product CLO tranches, high yield bonds, and equities. His investment career also includes serving as a portfolio manager and co-head of research at Highland Capital Management, LP. Mr. Pai earned a BBA from the University of Texas in the Business Honors and Engineering-Route-to-Business programs, graduating magna cum laude.

Michael Trahan, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Credit Opportunities Fund and the Floating Rate Fund. Mr. Trahan joined Barrow Hanley in 2018. He serves as a Fixed Income Portfolio Manager/Analyst, focusing on bank loans and high yield bonds. Mr. Trahan was previously a senior analyst at Carlson Capital, LP, where he focused on bank loans, high yield bonds, credit default swaps, and special situation/post reorganization equities. His investment career also includes serving as a senior portfolio analyst at Highland Capital Management, LP, and as an associate at PricewaterhouseCoopers. Mr. Trahan earned a BBA and an MPA (Master in Professional Accounting) from the University of Texas. He is a CFA charterholder and is also licensed as a Certified Public Accountant.

Mark Giambrone, Senior Managing Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the US Value Opportunities Fund. Mr. Giambrone joined Barrow Hanley in 1999. Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone graduated summa cum laude from Indiana University with a BS in Business and received an MBA from the University of Chicago.

Michael Nayfa, CFA, Managing Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the US Value Opportunities Fund. Mr. Nayfa joined Barrow Hanley in 2008. His experience includes work as an analyst at HBK and institutional equity sales at Natexis Bleichroeder. Mr. Nayfa began his career in institutional sales at Sidoti & Company, LLC. He holds an MBA from the University of Texas, as well as a BBA in Finance from Texas Christian University, and is a CFA charterholder.

Terry Pelzel, CFA, Managing Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the US Value Opportunities Fund. Mr. Pelzel joined Barrow Hanley in 2010. During his investment career, he served as a senior portfolio analyst at Highland Capital Management, LP and as a financial analyst at Houlihan, Lokey, Howard & Zukin, Inc. Mr. Pelzel graduated from Texas A&M University, where he earned his BBA in Finance, magna cum laude. He is also a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Related Performance Data of the Sub-Adviser

The following tables give the related performance of all actual accounts (each, an “Account”), referred to as “a Composite,” managed by the Sub-Adviser that have investment objectives, policies and strategies substantially similar to those of the Funds. The data illustrates the past performance of the Sub-Adviser in managing substantially similar accounts. The data does not represent the performance of the Funds. Performance is historical and does not represent the future performance of the Funds or of the Sub-Adviser.

The manner in which the performance was calculated for each Composite differs from that of registered mutual funds such as the Funds. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Sub-Adviser has prepared and presented the Composite performance in compliance with the Global Investment Performance Standards (GIPS®). The Sub-Adviser’s policies on calculating performance and preparing GIPS® compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. “Net of fees” returns reflect the deduction of all fees and expenses incurred by the Accounts, including investment management fees, as well as the deduction of any brokerage commissions, execution costs, withholding taxes, sales loads and account fees paid by the Accounts included in the Composite, without taking into account federal or state income taxes. “Gross of fees” returns do not reflect the deduction of investment management fees.

Net of fees returns are calculated using the highest tier of the Sub-Adviser’s standard fee schedule. Because of variation in fee levels, the net of fees returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

Each Fund’s fees and expenses are generally expected to be higher than those of its corresponding Composite. If the Funds’ fees and expenses had been imposed on the Composites, the performance shown below would have been lower. The Accounts that are included in the Composites are also not subject to the diversification requirements, specific tax restrictions, investment limitations and other requirements imposed on the Funds by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for the Composites presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for a Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Performance Information for the Sub-Adviser’s Concentrated Emerging Markets Strategy Composite1

The following data represents the performance of the Sub-Adviser and not the performance of the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	MSCI Emerging Markets Value Index[2]	MSCI Emerging Markets Index[3]	Number of Accounts at End of Period	Total Assets at End of Period ($ millions)
2021	6.13%	7.16%	4.00%	(2.54)%	1	5.5
2020	6.26%	7.29%	5.48%	18.31%	1	4
2019	23.85%	25.01%	11.94%	18.42%	1	1
2018	(5.99)%	(5.08)%	(10.72)%	(14.57)%	1	1

Average Annual Total Pre-Tax Returns (as of December 31, 2021)
	Sub-Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	MSCI Emerging Markets Value Index[2]	MSCI Emerging Markets Index[3]
1 Year	6.13%	7.16%	4.00%	(2.54)%
3 Years	11.77%	12.84%	7.08%	10.93%
Since Inception[4]	9.44%	10.49%	5.14%	7.56%

[1]	The Composite performance information is calculated in and expressed in United States dollars.

[2]	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 27 Emerging Markets (EM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.

[3]	The MSCI Emerging Markets Index captures large and mid-cap representation across 27 Emerging Markets (EM) countries. With 1,418 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

[4]	Inception date of the Composite is 05/01/2017.

Performance Information for the Sub-Adviser’s Core Strategy Composite1

The following data represents the performance of the Sub-Adviser and not the performance of the Barrow Hanley Total Return Bond Fund

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	Bloomberg Barclays U.S. Aggregate Bond Index[2]	Number of Accounts at End of Period	Total Assets at End of Period ($ millions)
2021	(2.04)%	(1.67)%	(1.54)%	23	$2,045
2020	8.81%	9.20%	7.51%	25	$2,335
2019	8.65%	9.04%	8.72%	26	$2,214
2018	(0.39)%	(0.04)%	0.01%	28	$1,994
2017	3.26%	3.63%	3.54%	28	$1,930
2016	2.43%	2.80%	2.65%	33	$2,004
2015	0.69%	1.05%	0.55%	31	$1,986
2014	5.40%	5.76%	5.97%	32	$2,402
2013	(2.09)%	(1.74)%	(2.02)%	37	$2,351
2012	5.01%	5.25%	4.21%	40	$2,455

Average Annual Total Pre-Tax Returns (as of December 31, 2021)
	Sub-Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Bloomberg Barclays U.S. Aggregate Bond Index[2]
1 Year	(2.04)%	(1.67)%	(1.54)%
3 Years	5.01%	5.39%	4.79%
5 Years	3.56%	3.93%	3.57%
10 Years	2.89%	3.26%	2.90%
Since Inception[3]	6.80%	3.93%	6.80%

[1]	The Composite performance information is calculated in and expressed in United States dollars.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

[3]	Inception date of the Composite is 01/01/1984.

Performance Information for the Sub-Adviser’s High Yield Composite1

The following data represents the performance of the Sub-Adviser and not the performance of the Barrow Hanley Credit Opportunities Fund

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	ICE BofAML HY BB-B Index[2]	Bloomberg U.S. HY Ba/B Index[3]	Number of Accounts at End of Period	Total Assets at End of Period ($ millions)
2021	6.39%	6.89%	4.63%	4.70%	1	$133
2020	8.26%	8.77%	6.49%	7.73%	1	$113
2019	15.34%	15.88%	15.08%	15.18%	1	$90
2018	(2.61)%	(2.14)%	(2.02)%	(1.86)%	1	$105
2017	7.00%	7.51%	6.97%	6.92%	1	$116
2016	12.79%	13.32%	14.79%	14.14%	1	$110
2015	(2.22)%	(1.76)%	(2.89)%	(2.79)%	1	$123
2014	1.70%	2.20%	3.46%	3.42%	1	$189
2013	4.72%	5.22%	6.29%	6.23%	1	$172
2012	14.09%	14.33%	14.70%	15.11%	1	$140

Average Annual Total Pre-Tax Returns (as of December 31, 2021)
	Sub-Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	ICE BofAML HY BB-B Index[2]	Bloomberg U.S. HY Ba/B Index[3]
1 Year	6.39%	6.89%	4.63%	4.70%
3 Years	9.92%	10.44%	8.63%	9.10%
5 Years	6.72%	7.22%	6.09%	6.39%
10 Years	6.34%	6.85%	6.57%	6.69%
Since Inception[4]	7.19%	7.65%	7.19%	7.37%

[1]	The Composite performance information is calculated in and expressed in United States dollars.

[2]	The ICE BofAML BB-B U.S. High Yield Constrained Index (“ICE BofAML BB-B”) contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

[3]	The Bloomberg US Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded. The corporate sectors include industrial, financial institutions, and utility. Bonds must have at least one year until final maturity.

[4]	Inception date of the Composite is 01/01/2002.

Performance Information for the Sub-Adviser’s Bank Loan Composite1

The following data represents the performance of the Sub-Adviser and not the performance of the Barrow Hanley Floating Rate Fund

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	Credit Suisse Leveraged Loan Index[2]	Number of Accounts at End of Period	Total Assets at End of Period ($ millions)
2021	5.90%	6.40%	5.40%	1	$119
2020	2.39%	2.89%	2.78%	1	$107
2019	8.86%	9.38%	8.17%	1	$108

Average Annual Total Pre-Tax Returns (as of December 31, 2021)
	Sub-Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Credit Suisse Leveraged Loan Index[2]
1 Year	5.90%	6.40%	5.40%
3 Years	5.68%	6.18%	5.42%
Since Inception[3]	4.71%	5.21%	4.19%

[1]	The Composite performance information is calculated in and expressed in United States dollars.

[2]	The Credit Suisse Leveraged Loan Index (CSLLI) is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated “5B” or lower. That is, the highest Moody’s/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be Libor plus 125 basis points or higher. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

[3]	Inception date of the Composite is 06/01/2018.

 Performance Information for the Sub-Adviser’s Diversified Large Cap Value Composite1

The following data represents the performance of the Sub-Adviser and not the performance of the Barrow Hanley US Value Opportunities Fund

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	Russell 1000 Value Index[2]	S&P 500 Index[3]	Number of Accounts at End of Period	Total Assets at End of Period ($ millions)
2021	26.88%	27.78%	25.16%	28.71%	16	$6,387
2020	8.44%	9.23%	2.80%	18.40%	17	$5,279
2019	24.85%	25.76%	26.54%	31.49%	19	$4,909
2018	(11.28)%	(10.65)%	(8.27)%	(4.38)%	21	$5,671
2017	17.45%	18.29%	13.66%	21.83%	21	$6,197
2016	13.37%	14.18%	17.34%	11.96%	21	$3,813
2015	(0.66)%	0.03%	(3.83)%	1.38%	22	$3,364
2014	8.25%	9.01%	13.45%	13.69%	22	$2,998
2013	37.63%	38.61%	32.53%	32.39%	18	$1,533
2012	15.25%	15.73%	17.51%	16.00%	17	$1,533

Average Annual Total Pre-Tax Returns (as of December 31, 2021)
	Sub-Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Russell 1000 Value Index[2]	S&P 500 Index[3]
1 Year	26.88%	27.78%	25.16%	28.71%
3 Years	19.74%	20.61%	17.62%	26.04%
5 Years	12.34%	13.15%	11.16%	18.46%
10 Years	13.18%	13.98%	12.96%	16.54%
Since Inception[4]	9.55%	10.34%	7.62%	7.93%

[1]	The Composite performance information is calculated in and expressed in United States dollars.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

[3]	The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. It is not an exact list of the top 500 U.S. companies by market cap because there are other criteria that the index includes.

[4]	Inception date of the Composite is 11/01/2000.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange I Shares and Y Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

Each Fund offers two classes of shares to investors, I Shares and Y Shares. Each share class has its own shareholder eligibility criteria, cost structure and other features. The following summarizes the primary features of I Shares and Y Shares. Contact your financial intermediary or a Fund for more information about each Fund’s share classes and how to choose between them.

Y Shares of each Fund are currently not available for purchase.

Class Name	Investment Minimums	Fees and Sales Charges
I Shares	Initial: $500,000 Subsequent: $50	Sales Charge – None 12b-1 Fee – None Shareholder Servicing Fee – None
Y Shares	Initial: $2,500 Subsequent: $50	Sales Charge – None 12b-1 Fee – None Shareholder Servicing Fee – 0.15%

An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary.

Each Fund reserves the right to change the criteria for eligible investors in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 866-778-6397.

All investments must be made by check, wire or Automated Clearing House (“ACH”). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending a Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund’s name and the share class.

Regular Mail Address

Perpetual Funds

PO Box 588

Portland, ME 04112

Express Mail Address

Perpetual Funds

c/o Atlantic Shareholder Services, LLC

Three Canal Plaza, Ground Floor

Portland, ME 04101

Each Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund’s transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.

By Wire

To open an account by wire, call 866-778-6397 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class, and your account number).

Wiring Instructions

UMB Bank NA

Kansas City, MO

ABA # 101000695

Atlantic Shareholder Services, LLC FBO The Advisors' Inner Circle Fund

Account # 9872572734

Ref: Fund name/share class/account number/account name

By Systematic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established a direct account with a Fund, you can set up an automatic investment plan via ACH by mailing a completed application to the Fund. These purchases can be made monthly in amounts of at least $100. To cancel or change a plan, contact the Funds by mail at: Perpetual Funds, PO Box 588, Portland, ME 04112 (Express Mail Address: Perpetual Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of a Fund, an investor may purchase shares of such Fund with liquid securities and other assets that are eligible for purchase by that Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for such Fund. Assets purchased by a Fund in such transactions will be valued in accordance with procedures adopted by such Fund. Each Fund reserves the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase I Shares of a Fund for the first time, you must invest at least $500,000.

To purchase Y Shares of a Fund for the first time, you must invest at least $2,500.

Subsequent investments must be made in amounts of at least $50. The Funds may accept investments of smaller amounts in their sole discretion.

Fund Codes

Each Fund’s reference information, which is listed below, will be helpful to you when you contact a Fund to purchase or exchange shares, check daily NAV, or obtain additional information.

Fund	Share Class	Ticker Symbol	CUSIP	Fund Code
Concentrated Emerging Markets ESG Opportunities Fund	I Shares	BEOIX	00775Y561	258-505
	Y Shares	BEOYX	00775Y553	258-510
Total Return Bond Fund	I Shares	BTRIX	00775Y546	258-506
	Y Shares	BTRYX	00775Y538	258-511
Credit Opportunities Fund	I Shares	BCONX	00775Y520	258-507
	Y Shares	BCOYX	00775Y512	258-512
Floating Rate Fund	I Shares	BFRNX	00775Y496	258-508
	Y Shares	BFRYX	00775Y488	258-513
US Value Opportunities Fund	I Shares	BVOIX	00775Y470	258-509
	Y Shares	BVOYX	00775Y462	258-514

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund’s price per share will be the NAV per share next determined after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, each Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities may trade on days that are not Business Days, the value of a Fund may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to a Fund prior to the time such Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of a class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which a Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, a Fund will use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies in which a Fund invests are valued at the investment company’s applicable NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting a Fund directly by mail or telephone at 866-778-6397. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify such Fund in writing.

To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;

•	changes to a shareholder’s record name or account registration;

•	paying redemption proceeds from an account for which the address has changed within the last 30 days;

•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•	adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 866-778-6397 for more information.

The sale price of each share will be the NAV next determined after a Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to a Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

Perpetual Funds

PO Box 588

Portland, ME 04112

Express Mail Address

Perpetual Funds

c/o Atlantic Shareholder Services, LLC

Three Canal Plaza, Ground Floor

Portland, ME 04101

Each Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund’s transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 866-778-6397 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $2,500, you may transfer as little as $100 semi-annually from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

A Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of such Fund’s remaining shareholders, such Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). If your shares were redeemed in-kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your Fund shares are redeemed for this reason within 60 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

How to Exchange Fund Shares

Once Y shares are available for purchase, at no charge, you or your financial intermediary may exchange I Shares or Y Shares of one Fund for I Shares or Y Shares, respectively, of another Fund by writing to or calling the Funds. Exchanges are subject to the eligibility requirements and the fees and expenses of the Fund you exchange into.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

At no charge, you or your financial intermediary may also convert one class of shares of one Fund directly to another class of shares of the same Fund, subject to the eligibility requirements and the fees and expenses of the share class you convert into. A conversion between share classes of the same Fund is not a taxable event.

You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only exchange or convert into a Fund or share class which your financial intermediary sells or services. Your financial intermediary can tell you which Funds and share classes are available through the intermediary.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Shareholder Servicing Plan

Each Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the respective Fund’s Y Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to such Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of a Fund’s investments, requiring such Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

A Fund that invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than 2 “round trips,” including exchanges, into or out of a Fund within any 90-day period. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	A redemption fee of 1.00% of the value of the shares sold will be imposed on shares redeemed within 30 days or less after their date of purchase (subject to certain exceptions as discussed below in “Redemption Fee”).

•	Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of each Fund’s long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each Fund charges a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from a Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from a Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, a Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Subject to the Funds’ right to reject purchases as described in this prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund shares.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 866-778-6397.

Dividends and Distributions

The Total Return Bond Fund, Credit Opportunities Fund, and Floating Rate Fund distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. The Concentrated Emerging Markets ESG Opportunities Fund and US Value Opportunities Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify a Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund intends to elect and to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether you receive them in cash or you reinvest them in additional shares of a Fund. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by a Fund as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. Certain of the Funds’ investment strategies may limit their ability to make distributions eligible for the reduced rates applicable to qualified dividend income.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Funds will use the average cost basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Funds (or their administrative agent) will notify you if they make such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Funds may invest in REITs. The Code treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Certain of the Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a regulated investment company, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer losses and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

Because the Funds have not commenced operations as of the date of this prospectus, financial highlights are not available. The Predecessor Funds’ audited financial statements for the period ended December 31, 2021 are attached as Appendix C to the Funds’ SAI. Information about how to obtain the Funds’ SAI is available on the back cover of this Prospectus.

THE ADVISORS’ INNER CIRCLE FUND III

PERPETUAL FUNDS

Investment Adviser

Perpetual US Services LLC, doing business as PGIA

155 North Wacker Drive, Suite 4250

Chicago, Illinois 60606

Sub-Adviser

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue, 31st Floor

Dallas, Texas 75201

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated April 12, 2022, as it may be amended from time to time, includes detailed information about the Funds and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: 866-778-6397

By Mail:	Perpetual Funds

PO Box 588

Portland, Maine 04112

By Internet: Perpetual.com and BarrowHanley.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

PBH-PS-002-0100

STATEMENT OF ADDITIONAL INFORMATION

BARROW HANLEY CONCENTRATED EMERGING MARKETS ESG OPPORTUNITIES FUND

I Shares: BEOIX

Y Shares: BEOYX

BARROW HANLEY TOTAL RETURN BOND FUND

I Shares: BTRIX

Y Shares: BTRYX

BARROW HANLEY CREDIT OPPORTUNITIES FUND

I Shares: BCONX

Y Shares: BCOYX

BARROW HANLEY FLOATING RATE FUND

I Shares: BFRNX

Y Shares: BFRYX

BARROW HANLEY US VALUE OPPORTUNITIES FUND

I Shares: BVOIX

Y Shares: BVOYX

each, a series of

THE ADVISORS’ INNER CIRCLE FUND III

April 12, 2022

Investment Adviser:

PERPETUAL US SERVICES LLC, DOING BUSINESS AS PGIA

Sub-Adviser:

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund III (the “Trust”) and the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (the “Concentrated Emerging Markets ESG Opportunities Fund”), the Barrow Hanley Total Return Bond Fund (the “Total Return Bond Fund”), the Barrow Hanley Credit Opportunities Fund (the “Credit Opportunities Fund”), the Barrow Hanley Floating Rate Fund (the “Floating Rate Fund”) and the Barrow Hanley US Value Opportunities Fund (the “US Value Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectus dated April 12, 2022, as it may be amended from time to time (the “Prospectus”). Shareholders may obtain copies of the Prospectus or the Funds’ annual or semi-annual report, when available, free of charge by writing to the Funds at Perpetual Funds, PO Box 588, Portland, ME 04112 (Express Mail Address: Perpetual Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or calling the Funds at 866-778-6397.

i

Y Shares of each Fund are currently not available for purchase.

April 12, 2022	PBH-SX-002-0100

ii

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013, as amended September 10, 2020 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund or exchange-traded fund ("ETF"), and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in I Shares and Y Shares. The different classes provide for variations in shareholder servicing expenses and investment minimums. Investor eligibility is described in the Prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see the “Payments to Financial Intermediaries” section in this SAI.

History of the Funds. Each Fund is the successor to the fund listed opposite its name in the table below (each a “Predecessor Fund”). Each Predecessor Fund was a private fund managed by the Sub-Adviser using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used by the Sub-Adviser to manage the Predecessor Fund’s corresponding Fund. Each Predecessor Fund contributed all of its assets to its corresponding Fund on April 12, 2022 and subsequently dissolved.

Fund	Predecessor Fund
Concentrated Emerging Markets ESG Opportunities Fund	Barrow, Hanley, Mewhinney & Strauss LLC Concentrated Emerging Markets Fund
Total Return Bond Fund	Barrow, Hanley, Mewhinney & Strauss LLC Core Fixed Income Fund
Credit Opportunities Fund	Barrow, Hanley, Mewhinney & Strauss LLC High Yield Fixed Income Fund
Floating Rate Fund	Barrow, Hanley, Mewhinney & Strauss LLC Bank Loan Fund
US Value Opportunities Fund	Barrow, Hanley, Mewhinney & Strauss LLC Diversified Large Cap Value Fund[1]

[1]	On April 12, 2022, the Barrow, Hanley, Mewhinney & Strauss LLC Large Cap Value Fund, another private fund managed by the sub-adviser, also contributed its assets to the US Value Opportunities Fund and subsequently dissolved.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund's investment objective and principal investment strategies are described in the Prospectus. The Funds are diversified, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”). The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

American Depositary Receipts (“ADRs”)

ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Equity Securities

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

Types of Equity Securities:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

Exchange-Traded Funds. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests, although lack of liquidity in an ETF could result in it being more volatile than the ETF's holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

General Risks of Investing in Stocks:

While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts (“REITs”)

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Master Limited Partnerships

MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Exchange-Traded Notes (“ETNs”)

ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Foreign Securities

Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in Emerging Markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of a Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. A Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

The Funds consider a company to be an emerging market company if: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular company could be deemed to be located in more than one country. A company that is deemed to be located in both an emerging market country and a non-emerging market country may be considered by the Funds to be an emerging market company.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Foreign Agency Debt Obligations. A Fund may invest in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of foreign agency bonds may be less liquid while market prices may be more volatile than prices of other bonds. Additional risks associated with foreign agency investing include differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; political instability; and potential restrictions on the flow of international capital.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

•	Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Funds' investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

•	Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

•	Stock Exchange and Market Risk. The Adviser and the Sub-Adviser anticipate that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Have substantially less volume;

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

•	Foreign Currency Risk. While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•	Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

Investment in the People’s Republic of China (“China”)

China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for a Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or the Sub-Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

A Fund may incur losses due to limited investment capabilities, or may not be able to fully implement or pursue its investment objective or strategy, due to local investment restrictions, illiquidity of the Chinese domestic securities market, and/or delay or disruption in execution and settlement of trades.

Investments in China A Shares. A Fund may invest in A Shares of companies based in China through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) subject to any applicable regulatory limits. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with the aim of achieving mutual stock market access between China and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed China A Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi (“CNH”) only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of China via Stock Connect a Fund is subject to the following additional risks:

•	General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect the Fund. The program requires use of new information technology systems which may be subject to operational risk due to the program’s cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and Chinese markets through the program could be disrupted.

Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the Chinese market but Stock Connect is not trading. As a result, the Fund may be subject to the risk of price fluctuations in China A Shares when the Fund cannot carry out any China A Shares trading.

•	Foreign Shareholding Restrictions. The trading, acquisition, disposal and holding of securities under Stock Connect are subject at all times to applicable law, which imposes purchasing and holding limits. These limitations and restrictions may have the effect of restricting an investor’s ability to purchase, subscribe for or hold any China A Shares or to take up any entitlements in respect of such shares, or requiring an investor to reduce its holding in any securities, whether generally or at a particular point of time, and whether by way of forced sale or otherwise. As such, investors may incur loss arising from such limitations, restrictions and/or forced sale.

•	China A Shares Market Suspension Risk. China A Shares may only be bought from, or sold to, the Fund at times when the relevant China A Shares may be sold or purchased on the relevant Chinese stock exchange. SSE and SZSE typically have the right to suspend or limit trading in any security traded on the relevant exchange if necessary to ensure an orderly and fair market and that risks are managed prudently. In the event of the suspension, the Fund’s ability to access the Chinese market will be adversely affected.

•	Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and the Fund may not fully recover its losses or its Stock Connect securities.

•	Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither the Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that the Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the event of the insolvency of HKSCC, the Fund may not have any proprietary interest in the China A Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of the Fund’s investment in China A Shares and the amount of its income and gains could be adversely affected.

•	Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. Chinese regulations which include certain restrictions on selling and buying will apply to all market participants. Trading via Stock Connect may require pre-delivery or pre-validation of cash or shares to or by a broker. If the cash or shares are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. As a result, the Fund may not be able to purchase and/or dispose of holdings of China A Shares in a timely manner.

•	Day Trading Restrictions. Day (turnaround) trading is not permitted through Stock Connect. Investors buying A Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules.

•	Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict the Fund’s ability to invest in China A Shares through the program on a timely basis.

•	Investor Compensation. The Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Since the Fund is carrying out trading of China A Shares through securities brokers in Hong Kong, but not mainland China brokers, therefore, it is not protected by the China Securities Investor Protection Fund.

That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of China A Shares through the Stock Connect program, it would be compensated by Hong Kong’s Investor Compensation Fund.

Tax within China. Uncertainties in Chinese tax rules governing taxation of income and gains from investments in A Shares via Stock Connect could result in unexpected tax liabilities for the Funds. A Fund’s investments in securities, including A Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China.

If a Fund were considered to be a tax resident of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser and the Sub-Adviser intend to operate the Funds in a manner that will prevent them from being treated as a tax resident of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of the Funds.

China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant Chinese tax resident company making such payments. In the event the relevant Chinese tax resident company fails to withhold the relevant Chinese withholding income tax or otherwise fails to pay the relevant withholding income tax to Chinese tax authorities, the competent tax authorities may, at their sole discretion, impose tax obligations on a Fund.

The Ministry of Finance of China, the State Administration of Taxation of China and the China Securities Regulatory Commission issued Caishui 2014 No. 81 on October 31, 2014 (“Notice 81”) and Caishui 2016 No. 127 on November 5, 2016 (“Notice 127”), both of which state that the capital gain from disposal of China A Shares by foreign investors enterprises via Stock Connect will be temporarily exempt from withholding income tax. Notice 81 and Notice 127 also state that the dividends derived from A Shares by foreign investors enterprises is subject to a 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Funds may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The Chinese tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on a Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from a Fund’s investments in China will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level.

Any tax provision, if made, will be reflected in the net asset value of a Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the Chinese tax authorities is greater than that provided for by a Fund so that there is a shortfall in the tax provision amount, the net asset value of the Fund may suffer as the Fund will have to bear additional tax liabilities. In this case, then existing and new shareholders in the Fund will be disadvantaged. If the actual applicable tax levied by Chinese tax authorities is less than that provided for by a Fund so that there is an excess in the tax provision amount, shareholders who redeemed Fund shares before the Chinese tax authorities’ ruling, decision or guidance may have been disadvantaged as they would have borne any loss from the Fund’s overprovision. In this case, the then existing and new shareholders in the Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of the Fund, and shareholders who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the Chinese laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on Chinese stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Adviser or the Sub-Adviser of A Shares will accordingly be subject to Chinese stamp duty, but a Fund will not be subject to Chinese stamp duty when it acquires A Shares.

The Funds may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The Chinese rules for taxation of Stock Connect are evolving, and certain of the tax regulations to be issued by the State Administration of Taxation of China and/or Ministry of Finance of China to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Funds and their shareholders. The imposition of taxes, particularly on a retrospective basis, could have a material adverse effect on a Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the Chinese tax authorities, the practices of the Chinese tax authorities that collect Chinese taxes relevant to a Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of a Fund’s investment in China and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential Chinese tax consequences that may be imposed on the Funds and their shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Funds.

The Chinese government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of Chinese companies and foreign investors in such companies, such as the Funds.

Money Market Securities

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”), or determined by the Adviser and the Sub-Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that this amendment put Fannie Mae and Freddie Mac in a better position to service their debt because it eliminated the need for the companies to have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced that it was further amending the Agreement, now permitting Fannie Mae and Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 amendment. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Municipal Securities

Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality’s legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Commercial Paper

Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks

The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.

•	Unsecured Bank Promissory Notes. Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry.

Investment Grade Fixed Income Securities

Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser and the Sub-Adviser. See “Appendix A – Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody’s or BBB- by S&P or higher are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Adviser and the Sub-Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser and the Sub-Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Bank Loans. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Funds can invest in a bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser and the Sub-Adviser based on criteria approved by the Board.

The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. To the extent that extended settlement creates short-term liquidity needs, a Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).

Bank loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The investment managers may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the investment managers may (but are not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the investment managers) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the investment managers’ abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The investment managers may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the investment managers intentionally or unintentionally come into possession of Confidential Information, they may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the investment managers monitor compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Funds may also enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the investment managers, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Funds. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Securities of Other Investment Companies

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses.

Generally, the federal securities laws limit the extent to which a Fund can invest in securities of other investment companies, subject to certain exceptions. For example, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, will permit a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters became effective on January 19, 2022. The impact of these regulatory changes on the Funds is still uncertain.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

The Funds may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a Fund to lose money when selling an interest in an unregistered fund. For example, many hedge funds require their investors to hold their investments for at least one year.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. Each Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with a Fund's investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. Futures contracts, forward contracts and other applicable securities and instruments that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 with respect to the Funds’ operations. Therefore, the Funds are not subject to regulation as commodity pools under the CEA and the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Funds. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the investment managers’ ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

•	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;

•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	Closing it out in the secondary market at its current price.

•	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•	A call option on the same security or index with the same or lesser exercise price;

•	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

•	Entering into a short position in the underlying security;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

•	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap gives the holder the right to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the credit default swap relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

•	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

•	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

•	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

•	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

•	Do not require an initial margin deposit; and

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

•	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Participation Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and have no rights under a P-Note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser and the Sub-Adviser believe that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

•	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

•	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

•	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

•	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

•	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

•	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

•	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser and the Sub-Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s and the Sub-Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

•	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of such Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

•	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	Have to purchase or sell the instrument underlying the contract;

•	Not be able to hedge its investments; and/or

•	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	The facilities of the exchange may not be adequate to handle current trading volume;

•	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser and the Sub-Adviser to forecast stock market and interest rate trends. If the Adviser and the Sub-Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s and the Sub-Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s and the Sub-Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•	Actual and anticipated changes in interest rates;

•	Fiscal and monetary policies; and

•	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Illiquid Investments

Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Adviser and/or the Sub-Adviser determine the liquidity of a Fund’s investments. A Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Securities Lending

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). A Fund will not lend portfolio securities to the Adviser, the Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser or the Sub-Adviser will vote the securities in accordance with their proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Restricted Securities

The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Adviser.

Short Sales

The Funds may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed–Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber-attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or the Adviser, the Sub-Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future.

LIBOR Replacement Risk

The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

General Market Risk

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds' performance and cause losses on your investment in the Funds.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.	Each Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

3.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to a Fund's policy concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

THE ADVISER AND SUB-ADVISER

Investment Adviser

General. Perpetual US Services LLC, doing business as PGIA (the “Adviser” or “Perpetual-PGIA”), a Delaware limited liability company organized in 2020, serves as the investment adviser to the Funds and is registered with the SEC as an investment adviser. The Adviser’s principal place of business is 155 North Wacker Drive, Suite 4250, Chicago, Illinois 60606. Perpetual US Services LLC is an indirect subsidiary of Perpetual Limited, located in Australia.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. In addition, the Adviser oversees Barrow, Hanley, Mewhinney & Strauss, LLC (the “Sub-Adviser” or “Barrow Hanley”) to ensure the Sub-Adviser’s compliance with the investment policies and guidelines of the Funds and monitors the Sub-Adviser’s adherence to its investment styles. The Board supervises the Adviser and the Sub-adviser and establishes policies that the Adviser and the Sub-Adviser must follow in their management activities.

Advisory Agreement. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund on at least 30 days’ written notice to the Adviser, or, by the Adviser, on not more than 60 days’ nor less than 30 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Concentrated Emerging Markets ESG Opportunities Fund	0.93%
Total Return Bond Fund	0.35%
Credit Opportunities Fund	0.60%
Floating Rate Fund	0.45%
US Value Opportunities Fund	0.55%

The Adviser pays the Sub-Adviser out of the advisory fees it receives from the Funds.

For each Fund, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding certain levels and until the date (the “term end date”) as set forth below (each, a “contractual expense limit”). This agreement will terminate automatically upon the termination of the Advisory Agreement and may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the term end date.

Contractual Expense Limits
Fund	I Shares	Y Shares	Term End Date
Concentrated Emerging Markets ESG Opportunities Fund	1.05%	1.05%	February 28, 2024
Total Return Bond Fund	0.35%	0.35%	February 28, 2024*
Credit Opportunities Fund	0.78%	0.78%	February 28, 2024
Floating Rate Fund	0.60%	0.60%	February 28, 2024
US Value Opportunities Fund	0.71%	0.71%	February 28, 2024

*	Effective March 1, 2024, the Adviser expects to contractually increase the contractual expense limit to 0.50% of the Total Return Bond Fund’s average daily net assets through February 28, 2025.

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

The Adviser further has agreed contractually to waive its investment advisory fee payable by the Credit Opportunities Fund in the amount of the investment advisory fee the Adviser receives from the Floating Rate Fund attributable to the assets of the Credit Opportunities Fund invested in the Floating Rate Fund until February 28, 2024. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Investment Sub-Adviser

Barrow, Hanley, Mewhinney & Strauss, LLC. Barrow Hanley, located at 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, serves as a sub-adviser to the Funds. Barrow Hanley, a Delaware limited liability company, is registered as an investment adviser with the SEC and was founded in 1979. Barrow Hanley provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, limited liability companies and other institutions and individuals. Barrow Hanley is an indirect subsidiary of Perpetual Limited, a public company listed on the Australian Stock Exchange.

The Sub-Adviser will be responsible for the day-to-day management of each Funds’ investment portfolio in accordance with the investment policies and guidelines of the Funds subject to the general oversight of the Adviser.

Sub-Advisory Agreement. The provision of investment advisory services by the Sub-Adviser is governed by an individual investment sub-advisory agreement between the Sub-Adviser and the Adviser (“the Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Funds, makes investment decisions for the Funds and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Adviser and the Board.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement, and is terminable at any time without penalty by the Board.

Sub-Advisory Fee. For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at the following annual rates based on 50% of the advisory fee rate for each Fund:

Fund	Sub-Advisory Fee Rate
Concentrated Emerging Markets ESG Opportunities Fund	0.465%
Total Return Bond Fund	0.175%
Credit Opportunities Fund	0.30%
Floating Rate Fund	0.225%
US Value Opportunities Fund	0.275%

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. Compensation of Barrow Hanley’s investment professionals is tied to their overall contribution to the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are evaluated on the value each adds to the overall investment process and performance, and their contributions in other areas, such as meetings with clients and consultants. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.

The final component of compensation of key employees, including portfolio managers and analysts, is their interest in Barrow Hanley’s equity plan. Each quarter, equity owners receive a share of the firm’s profits in the form of a dividend, which is related to the performance of the entire firm.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Because the Funds are new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Funds.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of December 31, 2021.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Randolph Wrighton, Jr.[1]	2	$555.4	1	$1.8	2	$336.4
Sherry Zhang[2]	1	$22.2	1	$1.8	1	$165.2
David Feygenson[3]	1	$22.2	1	$1.8	1	$165.2
Mark Luchsinger[4]	2	$25.8	1	$55	14	$1,275.7
Deborah Petruzzelli[5]	1	$22.3	1	$55	8	$512.7
Scott McDonald[6]	2	$25.8	1	$55	17	$1,311.9
Justin Martin[7]	2	$25.8	1	$55	14	$1,275.7
Matthew Routh[8]	2	$25.8	1	$55	14	$1,275.7
Erik Olson[9]	3	$64.7	3	$110.7	15	$1,275.7
Nick Losey[10]	1	$38.9	2	$55.6	2	$88.6
Chet Paipanandiker[11]	1	$38.9	2	$55.6	2	$88.6
Michael Trahan[12]	1	$38.9	2	$55.6	2	$88.6
Mark Giambrone[13]	7	$5,087.2	2	$144.4	31	$6,271.4
Michael Nayfa[14]	2	$1,672.1	1	$6.4	4	$1,064.0
Terry Pelzel[15]	3	$1,703.9	1	$6.4	5	$1,316.0

1	Mr. Wrighton is a member of various other equity value teams managing 12 other accounts and approximately $2.7 billion.
2	Mrs. Zhang is a member of various other equity value teams managing 7 other accounts and approximately $568 million.
3	Mr. Feygenson is a member of various other equity value teams managing 7 other accounts and approximately $568 million.
4	Mr. Luchsinger is a member of various other equity value teams managing 83 other accounts and approximately $7.6 billion.
5	Mrs. Petruzzelli is a member of various other equity value teams managing 52 other accounts and approximately $3.7 billion.

6	Mr. McDonald is a member of various other equity value teams managing 83 other accounts and approximately $7.6 billion.
7	Mr. Martin is a member of various other equity value teams managing 83 other accounts and approximately $7.6 billion.
8	Mr. Routh is a member of various other equity value teams managing 83 other accounts and approximately $7.6 billion.
9	Mr. Olson is a member of various other equity value teams managing 86 other accounts and approximately $8.0 billion.
10	Mr. Losey is a member of various other equity value teams managing 14 other accounts and approximately $1.1 billion.
11	Mr. Paipanandiker is a member of various other equity value teams managing 14 other accounts and approximately $1.1 billion.
12	Mr. Trahan is a member of various other equity value teams managing 14 other accounts and approximately $1.1 billion.
13	Mr. Giambrone is a member of various other equity value teams managing 51 other accounts and approximately $13.7 billion.
14	Mr. Nayfa is a member of various other equity value teams managing 19 other accounts and approximately $8.2 billion.
15	Mr. Pelzel is a member of various other equity value teams managing 22 other accounts and approximately $8.8 billion.

Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account including mutual fund or private commingled fund accounts. Barrow Hanley manages potential conflicts between funds and/or types of accounts through trade allocation policies and procedures, internal review processes, and oversight by the CCO, directors, and independent third parties. Barrow Hanley’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities or issuer.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an amended and restated administration agreement dated November 16, 2018 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014, as amended (the “Distribution Agreement”), whereby the Distributor acts as a principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Shareholder Servicing Plan. Each Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of the average daily net assets of the respective Fund’s Y Shares will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

Atlantic Shareholder Services, LLC (the “Transfer Agent”), Three Canal Plaza, Ground Floor, Portland, Maine 04101, serves as the Funds’ transfer agent.

THE CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the “Custodian”), acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

Because the Funds are new, as of the date of this SAI, the Funds have not engaged in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are six members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
William M. Doran (Born: 1940)	Chairman of the Board of Trustees[1] (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011 to 2019.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1	Mr. Doran may be deemed to be an “interested” person of the Funds as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Ms. Maynard-Elliott should serve as Trustee because of the experience she gained in a variety of leadership roles at a leading industrial company, the experience she has gained as a board member of several prominent companies, and her legal and financial management expertise.

The Trust has concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Audit Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
William M. Doran	None	None
Independent Trustees
Jon C. Hunt	None	None
Thomas P. Lemke	None	None
Nichelle Maynard-Elliott[3]	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

1	Valuation date is December 31, 2021.
2	The Funds and the Barrow Hanley Emerging Markets Value Fund and Barrow Hanley International Value Fund are the only funds in the family of investment companies.
3	Joined the Board on June 23, 2021.

Board Compensation. The Trust paid the following fees to the Trustees during the fiscal year ended October 31, 2021.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
William M. Doran	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Jon C. Hunt	$103,588	N/A	N/A	$103,588 for service on one (1) board
Thomas P. Lemke	$103,588	N/A	N/A	$103,588 for service on one (1) board
Nichelle Maynard-Elliott[2]	$56,353	N/A	N/A	$56,353 for service on one (1) board
Jay C. Nadel	$103,588	N/A	N/A	$103,588 for service on one (1) board
Randall S. Yanker	$103,588	N/A	N/A	$103,588 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.
2	Joined the Board on June 23, 2021.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of Schroder Global Series Trust to 2021. Chief Compliance Officer of Schroder Series Trust and The KP Funds to 2022.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered and redeemed on a continuous basis. Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Currently, the NYSE is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Funds’ securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate net asset value, the settlement price may not be available at the time at which each Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

Fair Valuation of Foreign Securities Based on U.S. Market Movements. A third party fair valuation vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each foreign security) applied by the fair valuation vendor in the event that there are movements in the U.S. market that exceed a specific threshold that has been established by the Fair Value Pricing Committee. The Fair Value Pricing Committee has also established a “confidence interval” that is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market that is required for a particular security to be fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Pricing Committee is exceeded on a specific day, a Fund values the foreign securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by the fair valuation vendor. In such event, it is not necessary to hold a Fair Value Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by the fair valuation vendor are not reliable, the Adviser can contact the Administrator and request that a meeting of the Fair Value Pricing Committee be held.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an ETF, an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. The Funds’ investment strategies may limit their ability to make distributions eligible for the lower tax rates applicable to qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by Internal Revenue Service (“IRS”).

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the average cost basis method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds and may require the Funds to sell securities to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, such Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by a Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues. A Fund’s transactions in foreign currencies will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Backup Withholding. A Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Funds or their agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and the Sub-Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser and the Sub-Adviser may select a broker based upon brokerage or research services provided to the Adviser and the Sub-Adviser. The Adviser and the Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser and the Sub-Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser and the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser and the Sub-Adviser believe that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser and the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser and the Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser and the Sub-Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser and the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement or the Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Adviser and the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser and the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser and the Sub-Adviser make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser and the Sub-Adviser will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser and the Sub-Adviser face a potential conflict of interest, but the Adviser and the Sub-Adviser believe that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser and the Sub-Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser and the Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal year. Because the Funds are new, as of the date of this SAI, the Funds did not hold any securities of their “regular brokers or dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of the Funds’ shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Adviser, the Sub-Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, the Sub-Adviser, or the Funds’ principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s net asset value (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and each Fund's complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Complete schedules of investments filed with the SEC on Form N-CSR and as exhibits to Form N-PORT are not distributed to Fund shareholders but are available, free of charge, on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its complete schedule of investments will be available without charge, upon request, by calling 866-778-6397.

In addition to the quarterly portfolio holdings disclosure required by applicable law, within 30 days of the end of each month, each Fund will post its holdings on the internet at Perpetual.com. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. The portfolio holdings information placed on the Funds’ website generally will remain there until such information is included in a filing on Form N-PORT or Form N-CSR as described above.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the Funds’ Adviser, Sub-Adviser, Administrator, Custodian, Transfer Agent, financial printer, pricing vendors, liquidity analytics vendors, class action reclaim vendors and foreign tax reclaim vendors and other vendors that provide the Adviser or Sub-Adviser with various middle office, back office, client reporting and portfolio analytics services in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Funds’ portfolios along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of a Fund’s shareholders and that to the extent conflicts between the interests of the Fund’s shareholders and those of the Adviser, the Sub-Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Trust’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser, the Sub-Adviser and their affiliates or recipients of the Funds’ portfolio holdings information.

The Adviser or the Sub-Adviser may manage other accounts that are not subject to these policies and procedures with investment objectives and strategies that are substantially similar to those of a Fund. Because the portfolio holdings of such accounts may be substantially similar, and in some cases nearly identical, to those of a Fund, an investor in such an account may be able to infer the portfolio holdings of a Fund from the portfolio holdings of the account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, and any person who is serving or has served at the Trust’s request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser has delegated the responsibility for decisions regarding proxy voting for securities held by Funds to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 866-778-6397; and (ii) on the SEC’s website at https://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Because the Funds are new, the Funds did not have any principal shareholders or control persons to report as of a date within 30 days prior to the date of this SAI.

FINANCIAL STATEMENTS

The Funds have not yet commenced operations and, therefore, no financial information is available. Once produced, you can obtain a copy of the financial statements contained in the Funds’ semi-annual or annual reports without charge by calling the Funds (toll-free) at 866-778-6397.

The Predecessor Funds’ audited financial statements for the period ended December 31, 2021 are attached as Appendix C. The attached audited financial statements of the Predecessor Funds have been audited by Cohen & Company, Ltd., the independent registered public accounting firm for the Predecessor Funds for the period presented.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. The VMIG short-term demand obligation rating is typically assigned if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Barrow, Hanley, Mewhinney & Strauss, LLC

Barrow Hanley has accepted responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. Barrow Hanley has adopted this Proxy Voting Policy and maintains written procedures for handling research, voting, reporting of proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients.

It is Barrow Hanley’s policy to vote all clients’ proxies the same based on this Proxy Voting Policy and Barrow Hanley’s Proxy Voting Guidelines. If or when additional costs to clients are identified in association with voting the client’s proxy, Barrow Hanley will determine whether such costs exceed the expected economic benefit of voting the proxy and may determine that abstaining from voting is the better action for ERISA Plan clients. However, if/when such voting costs are borne by Barrow Hanley and not by the client, all proxies will be voted for all clients. Barrow Hanley’s Proxy Voting Guidelines provide a framework for assessing proxy proposals. Disclosure information about the Firm’s Proxy Voting is included in Barrow Hanley’s Form ADV Part 2.

To assist in the proxy voting process, at its own expense Barrow Hanley retains the services of Glass Lewis & Co. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal and accounting risks;
•	Proxy voting recommendations, including ESG voting guidelines;
•	Portfolio accounting and reconciliation of shareholdings for voting purposes;
•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•	Barrow Hanley’s Proxy Oversight Committee is responsible for implementing and monitoring Barrow Hanley’s proxy voting policy, procedures, disclosures, and recordkeeping, including outlining our voting guidelines in our procedures.
•	The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate.
•	The Proxy Oversight Committee is made up of the CCO, the Responsible Investing Committee Lead, the Head of Investment Operations, the ESG Research Coordinator, and an At-Large Portfolio Manager.
•	Proxy Coordinators are assigned from the Investment Operations department.
•	Proxy Coordinators review and organize the data and recommendations provided by the proxy service.
•	Proxy Coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage.
•	Research Analysts review and evaluate proxy proposals and make recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best economic interest of the shareholders, our clients.
•	Equity Portfolio Managers are members of the Proxy Voting Committee.

•	Equity Portfolio Managers vote proxy proposals based on shareholders’ economic interests utilizing the Firm’s Proxy Voting Guidelines, internal research recommendations, and the research from Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.
•	Proxies for the Diversified Small Cap Value accounts are voted in accordance with the proxy service provider’s recommendations for the following reasons:

o	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.
o	The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

Potential conflicts may arise when:

•	Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares, and because Barrow Hanley has no information about clients’ shares on loan, the proxies for those shares may not be voted.
•	Barrow Hanley invests in equity securities of corporations who are also clients of the Firm; in such cases, Barrow Hanley seeks to mitigate potential conflicts by:

o	Making voting decisions for the benefit of the shareholder(s), our clients;
o	Uniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations; and
o	Documenting the votes of companies who are also clients of the Firm.

•	If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	Barrow Hanley sends a daily electronic transfer of equity positions to the proxy service provider.
•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
•	Barrow Hanley sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.
•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.
•	Barrow Hanley’s Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.
•	Proxy Coordinators retain the following proxy records for at least seven years:

o	These policies and procedures and any amendments;
o	Proxy statements received regarding our clients’ securities;
o	A record of each proxy voted;
o	Proxy voting reports that are sent to clients annually;

o	Any document Barrow Hanley created that was material to making a decision on how to vote proxies, or that memorializes that decision; and
o	Records of any client’s request for proxy voting information.

Voting Debt and/or Bank Loan Securities

Barrow Hanley has the responsibility to vote proxies and related interests for its clients who have delegated this responsibility to the Firm, which may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to the issuers of securities, including Bank Loan debt instruments. Barrow Hanley votes proxies and related interests in the best interest of the securities’ owners, its clients.

Exceptions

Limited exceptions may be permitted based on a client’s circumstances, such as foreign regulations that create a conflict with U.S. practices, expenses to facilitate voting when the costs outweigh the benefit of voting the proxies, or other circumstances.

APPENDIX C

Predecessor Funds’ 12/31/21 Audited Financial Statements

C-1

Barrow Hanley Investment Funds LLC
Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund
Financial Statements
(With Independent Auditor’s Report Herein)
December 31, 2021

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

December 31, 2021

Page
Independent Auditor’s Report	1 - 2
Financial Statements:
Statement of Financial Condition	3
Statement of Operations	4
Statement of Changes in Members’ Equity	5
Financial Highlights	6
Schedule of Investments	7 - 9
Notes to Financial Statements	10 - 16

Independent Auditor’s Report

To the Members of

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Opinion

We have audited the accompanying financial statements of Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2021, and the related statements of operations and changes in members’ equity and financial highlights for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund as of December 31, 2021, and the results of its operations, changes in its members’ equity, and financial highlights for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

C O H E N & COMPANY, LTD.

800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Milwaukee, Wisconsin
April 11, 2022

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Statement of Financial Condition December 31, 2021

Assets
Investments in securities, at fair value (cost $5,326,391)	$5,480,337
Cash	7
Dividends receivable	11,183
Expense reimbursement receivable	29,000
Total assets	5,520,527

Liabilities
Transfer agent fees payable	12,635
Accrued expenses and other liabilities	31,453
Total liabilities	44,088

Members’ Equity (372,087 units outstanding, at $14.72 per unit)	$5,476,439

The accompanying notes are an integral part

of these financial statements.

3

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Statement of Operations Year Ended December 31, 2021

Investment income
Dividend income (net of taxes withheld of $14,864)	$189,935
Total investment income	189,935

Expenses
Transfer agent fees	50,048
Accounting and custody fees	48,002
Professional fees	41,635
Total expenses	139,685
Expense reimbursements	(134,797)
Net expenses	4,888
Net investment income (loss)	185,047

Net realized and change in unrealized gain (loss):
Net realized gain (loss):
Investments in securities	407,490
Foreign currency and foreign currency transactions	(5,863)
Net realized gain (loss)	401,627

Net change in unrealized appreciation/depreciation:
Investments in securities	(275,558)
Foreign currency and foreign currency translation	(125)
Net change in unrealized appreciation/depreciation	(275,683)
Net realized and change in unrealized gain (loss)	125,944
Net increase (decrease) in members’ equity resulting from operations	$310,991

The accompanying notes are an integral part

of these financial statements.

4

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Statement of Changes in Members’ Equity Year Ended December 31, 2021

From operations
Net investment income (loss)	$185,047
Net realized gain (loss)	401,627
Net change in unrealized appreciation/depreciation	(275,683)
Net increase (decrease) in members’ equity resulting from operations	310,991
From members’ equity transactions
Net increase (decrease) in members’ equity resulting from members’ transactions	988,608
Net increase (decrease) in members’ equity	1,299,599
Members’ Equity
Beginning of year	4,176,840
End of year	$5,476,439

Membership Interests	Units	Amount
Members’ transactions for the Fund were as follows:
Units issued	68,862	$1,000,000
Units redeemed	(778)	(11,392)
	68,084	988,608
Net increase (decrease) in members’ equity resulting from members’ transactions		$988,608

The accompanying notes are an integral part

of these financial statements.

5

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Financial Highlights

Year Ended December 31, 2021

Selected Per Unit Data
Members’ equity per unit, beginning of year	$13.74
Net investment income (loss)[1]	0.56
Net realized and change in unrealized gain (loss)[2]	0.42
Total from investment operations	0.98
Members’ equity per unit, end of year	$14.72
Total return (%)[3]	7.13
Ratios to Average Members’ Equity[4]
Ratio of expenses, gross (%)	2.90
Ratio of expenses, net (%)	0.10
Ratio of net investment income (loss) (%)	3.84

Supplemental Data
Portfolio Turnover Rate (%)	53.15

1	Net investment income (loss) per unit has been calculated based upon an average of daily units outstanding.
2	Realized and change in unrealized gain (loss) per unit in this caption are balancing amounts necessary to reconcile the change in members’ equity per unit for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to unit transactions for the year.
3	Total return calculation is based on the value of a single unit outstanding throughout the year. It represents the percentage change in the members’ equity per unit between the beginning and end of the year. An individual member’s return may vary based on the timing of unit transactions. The return may be reduced by fees which were incurred by individual members’ accounts outside of the Fund.
4	Calculations include only those expenses charged directly to the Fund and do not include expenses charged to the funds in which the Fund invests.

The accompanying notes are an integral part

of these financial statements.

6

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Schedule of Investments

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities – 100.1% Common Stock - 98.9% Brazil - 5.2%	Shares	Fair Value ($)
Neoenergia SA	47,504	138,162
TIM SA	61,100	144,249
		282,411
China - 13.4%
Beijing Capital International Airport Co Ltd[1]	215,471	131,831
BOC Hong Kong Holdings Ltd	49,690	162,844
Fosun International Ltd	126,417	136,368
Industrial & Commercial Bank of China Ltd	271,000	152,944
Shanghai Pharmaceuticals Holding Co Ltd	75,228	142,615
		726,602
Colombia - 4.4%
Bancolombia SA ADR	7,587	239,673
Hong Kong - 12.6%
CLP Holdings Ltd	20,000	202,019
Hongkong Land Holdings Ltd	39,172	203,694
WH Group Ltd[2]	243,500	152,728
Yue Yuen Industrial Holdings Ltd[1]	78,515	131,323
		689,764
India - 2.2%
Sun TV Network Ltd	17,938	120,680
Indonesia - 10.6%
Astra International Tbk PT	432,800	173,089
Bank Mandiri Persero Tbk PT	563,610	277,801
Telkom Indonesia Persero Tbk PT	461,398	130,787
		581,677
Mexico - 8.9%
Fibra Uno Administracion SA de CV REIT	149,280	157,997
Gruma SAB de CV2	8,960	114,573
Grupo Financiero Banorte SAB de CV	33,421	217,477
		490,047
Philippines - 4.8%
Ayala Land Inc	219,234	157,786
BDO Unibank Inc	44,540	105,427
		263,213
Russia - 2.2%
Alrosa PJSC	74,216	122,062
South Africa - 8.2%
Gold Fields Ltd	17,109	186,677
Netcare Ltd[2]	155,268	154,490
Vodacom Group Ltd	12,826	108,185
		449,352

The accompanying notes are an integral part

of these financial statements.

7

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities – 100.1% Common Stock - 98.9%	Shares	Fair Value ($)

South Korea - 9.8%
E-MART Inc	1,403	178,215
Hankook Tire & Technology Co Ltd	3,700	123,567
Samsung Fire & Marine Insurance Co Ltd	617	104,845
Shinhan Financial Group Co Ltd	4,225	130,793
		537,420
Taiwan - 8.0%
Bizlink Holding Inc[2]	12,000	113,203
General Interface Solution Holding Ltd[1]	55,000	202,769
Pegatron Corp	49,692	124,109
		440,081
United Arab Emirates - 5.1%
Emaar Properties PJSC	209,666	279,132

Vietnam - 3.5%
Vietnam Dairy Products JSC[1]	50,300	190,695
Total Common Stock		5,412,809
(Cost $5,258,863)

Short-Term Investment Funds - 1.2%	Shares	Fair Value ($)

United States - 1.2%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 0.01%	67,528	67,528
Total Short-Term Investment Funds		67,528
(Cost $67,528)

TOTAL INVESTMENTS IN SECURITIES - 100.1%		5,480,337
(Cost $5,326,391)

Other Assets and Liabilities - (0.1%)		(3,898)

TOTAL MEMBERS’ EQUITY - 100%		5,476,439

Percentage totals above may not recalculate due to rounding

[1]	Non-income producing security.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $152,728 or 2.8% of net assets.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

The accompanying notes are an integral part

of these financial statements.

8

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Breakdown of Investments by Sector as of December 31, 2021:

Sector	Fair Value ($)	% of members' equity
Common Stock
Communication Services	503,901	9.3
Consumer Discretionary	427,979	7.8
Consumer Staples	636,211	11.6
Financials	1,391,804	25.4
Health Care	297,105	5.4
Industrials	381,402	7.0
Information Technology	326,878	6.0
Materials	308,739	5.6
Real Estate	798,609	14.6
Utilities	340,181	6.2
Short-Term Investment Funds	67,528	1.2
Total investments in securities	5,480,337	100.1

Percentage totals above may not recalculate due to rounding

The accompanying notes are an integral part

of these financial statements.

9

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Notes to Financial Statements
December 31, 2021

1.	Fund Organization and Investment Objective

Barrow Hanley Investment Funds LLC (the “Company”) is a Delaware series limited liability company formed under a Certificate of Formation dated December 1, 2020. Under Delaware law, a series of a limited liability company is treated as if it were a separate legal entity, and assets of one series are not subject to liabilities of another series within the same limited liability company. Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund (the “Fund”) (formerly “Barrow, Hanley, Mewhinney & Strauss Emerging Markets Fund”) is a series of the Company. Barrow, Hanley, Mewhinney & Strauss, LLC, serves as the investment adviser and managing member (the “Investment Adviser” or “Managing Member”) of the Fund. The Fund’s investment objective is to seek long-term capital appreciation and consistent income from dividends by investing primarily in common stocks of large and mid-cap companies based in emerging market countries. The Fund seeks to outperform the Morgan Stanley Capital International Emerging Markets Index (the “MSCI Emerging Markets Index”) over multiple year time periods.

The Managing Member has appointed Northeast Retirement Services, LLC (“NRS”), a wholly owned subsidiary of Community Bank System, Inc., as the manager of the Company (the “Manager”). Under this agreement, NRS is to provide services generally described as institutional transfer agency services and fund administration services.

The Managing Member has appointed The Bank of New York Mellon Corporation to provide certain administrative services and to maintain the Fund’s books of account.

2.	Summary of Significant Accounting Policies

A. Basis of Preparation

The Fund qualifies as an investment company under Financial Accounting Standards Board (“FASB”) Codification Topic 946 and applies the specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements are presented in United States dollars (“USD”), which is also the functional currency of the Fund.

B. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements, and the reported amounts of increases and decreases in members’ equity from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

C. Security Valuation

The investment valuation policy of the Fund is to value investments at fair value, which is generally defined as the price that could reasonably be expected to be received from an orderly transaction to sell an asset or paid to transfer a liability between market participants. Where market quotes are readily available on a specific valuation date, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available on a specific valuation date, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value in accordance with the valuation procedures approved by management. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price or last reported sales price. It is possible the estimated values may differ significantly from the values which would have been used by the Fund had an active market for the investments existed. These differences could be material.

10

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Notes to Financial Statements (Continued)
December 31, 2021

Fair Value Hierarchy

The Fund values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in valuing a portfolio instrument. These may include quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical assets or liabilities in markets that are not active, or observable inputs other than quoted prices (such as interest rates, yield curves, foreign exchange rates, volatilities, prepayment speeds, and credit risk) or other market corroborated inputs.

Level 3	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect assumptions made about the factors market participants would use in valuing a portfolio instrument, and would be based on the best information available.

The level of an investment asset or liability within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

Valuation Methodology and Inputs

The following inputs and techniques may be used to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including common stock are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades and are therefore considered Level 1. If no sales are reported or the equity security is not actively traded on a specific valuation date the security is valued at the mean between the last available bid and ask prices or valued by reference to similar securities and is considered Level 2 if inputs are observable and timely, otherwise they would be categorized as Level 3.

Investments in short-term investment funds are valued at their net asset value (“NAV”) as quoted in active markets and are categorized in Level 1 of the fair value hierarchy. In circumstances in which the fair value of short-term investment funds in which the Fund invests is not readily available, NAV per share as reported by the underlying short-term funds’ manager without further adjustment is applied as a practical expedient if such NAV has been determined in accordance with the specialized accounting guidance for investment companies as of the Fund’s measurement date. These investments are excluded from the fair value hierarchy.

11

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Notes to Financial Statements (Continued)
December 31, 2021

The following is a summary of investments within the fair value hierarchy, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodologies used for valuing investments and other financial instruments may not be an indication of the risk associated with investing in those securities.

Investments in securities - Assets	Level 1	Level 2	Level 3	Total

Common Stock	$5,412,809	$-	$-	$5,412,809
Short-Term Investment Funds	67,528	-	-	67,528
Total	$5,480,337	$-	$-	$5,480,337

Level 3 investments, if any, at the beginning and/or end of the year in relation to members’ equity were not significant and accordingly, additional disclosures of Level 3 assets for the year ended December 31, 2021 are not presented for the Fund.

D. Cash

Cash, including cash denominated in foreign currencies, if any, represents cash held at a bank(s) or custodian bank(s) which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

E. Investment Transactions and Related Income and Expenses

Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income, including distributions from underlying funds, if any, and corporate actions, net of taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the ex-dividend date notification. Dividends that are declared, which are paid out of long-term capital gains, if any, are classified as realized gains and losses. Income, non-class specific operating expenses and realized and, unrealized gains and losses are allocated daily to each class of the Fund based upon the proportion of relative members’ equity of each class at the beginning of each day.

F. Taxes

The Fund was established to operate as a partnership for income tax purposes. For income tax purposes, all items of taxable income, gain, loss, deduction, and credit will be allocated among the members of each Fund at the end of each fiscal year in a manner consistent with their economic interests in that Fund. In light of the fact that a fund is not obligated to make distributions, to the extent that the Fund’s investment activities are successful, members may receive allocations of income and loss, and may incur tax liabilities from an investment in the Fund without receiving cash distributions from the Fund with which to pay those liabilities. The Fund may be subject to taxes imposed by countries in which it invests as provided by the applicable jurisdiction’s statute of limitations. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

The Fund complies with the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management has determined that there are no reserves for uncertain tax positions necessary for the year ended December 31, 2021. Management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Fund's current and prior tax periods, for which the applicable statute of limitations have not expired, remain subject to examination by the Internal Revenue Service and certain other tax jurisdictions.

12

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Notes to Financial Statements (Continued)
December 31, 2021

G. Distributions to Members

Net investment income and net realized gains are retained by the Fund.

H. Issuances and Redemptions of Units

The members’ equity per unit of the Fund is determined each business day (a “Valuation Date”). Subscriptions and redemptions of units by qualified purchasers may be processed pursuant to notice entered in the records of NRS on any Valuation Date.

A member may redeem some or all of its interest on any date on which members’ equity value is determined on 30 calendar days’ advance written notice. Any redemption made by a member within 90 days of its initial investment may be subject to an early redemption fee payable to the Fund of up to 1.5% of the amount redeemed. For the year ended December 31, 2021, no redemption fees were charged.

I. Foreign Currency

The books and records of the Fund are maintained in USD. The Fund’s foreign denominated assets and liabilities are translated into USD at the prevailing exchange rate at the Valuation Date. Transactions denominated in foreign currencies are translated into USD at the prevailing exchange rate on the date of the transaction. The Fund’s income earned and expense incurred in foreign denominated currencies are translated into USD at the prevailing exchange rate on the date of such activity.

The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments from the fluctuations that result from changes in the market prices of investments held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities as well as in the reported net change in unrealized appreciation/depreciation on investments in in securities the Statement of Operations.

Realized gains (losses) from foreign currency and foreign currency transactions reported in the Statement of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the USD equivalent of the amounts actually received or paid. Changes in unrealized appreciation/depreciation on foreign currency and foreign currency translation reported in the Statement of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies.

J. Investments in REITs

With respect to the Fund, dividend income is recorded based on the income included in distributions received from Real Estate Investment Trust ("REIT") investments using published REIT reclassifications including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Since the Fund does not make distributions and is exempt from federal income taxes, no further reclassifications are made after actual amounts become known

3.	Expenses

The Investment Adviser has agreed that operating expenses will not exceed a specified cap as shown below, with the Investment Adviser being responsible to reimburse the Fund for any fees or expenses that exceed such amounts. The operating expense cap does not include direct investment expenses such as brokerage commissions, interest and leverage costs.

13

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Notes to Financial Statements (Continued)
December 31, 2021

During the year ended December 31, 2021, the following expenses incurred by the Fund were waived and/or reimbursed by the Investment Adviser:

Operating Expense Cap (% of average members’ equity)	Expenses Waived/Reimbursed
0.10	$134,797
Total Expense Reimbursements	$134,797

The Company may be composed of multiple funds. Expenses which cannot be directly attributed to a fund within the Company are apportioned among the funds in the Company in an equitable manner as defined by the Manager.

Related Party Fees

The Manager provides services generally described as institutional transfer agency services and fund administration services. The Manager fee is accrued and paid monthly in arrears and is calculated as $50,000 per fund per year plus an additional $1,000 per class and 0.10 basis points on average daily members’ equity, subject to a relationship minimum of $300,000 per annum for the Company.

4.	Investment Transactions

The cost of purchases (including purchases in-kind, if any) and proceeds from disposal (including disposals in-kind, if any) of investment securities, excluding short-term investments, were $3,644,633 and $2,515,680 respectively.

5.	Concentration of Ownership

Three members had members’ equity in excess of 10% of the Fund’s total members’ equity at December 31, 2021, and comprised approximately 95% of the Fund.

6.	Risks and Uncertainties

A. Market and Geopolitical Risk

The value of the securities the Fund holds may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, and global demand for particular products or resources. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, epidemics, sanctions, social and political discord or debt crises and downgrades, among others, may also result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such events could have a significant adverse impact on the fair value and risk profile of the Fund’s portfolio.

B. Credit Risk

The Fund may be exposed to the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. The Fund may maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such the Fund has credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s members’ equity or distributions, if any. The Fund minimizes credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to the Fund when deemed necessary.

14

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Notes to Financial Statements (Continued)
December 31, 2021

C. Currency Risk

The Fund intends to invest in securities denominated in non-USD. Investing directly in non-USD or securities that trade in, or receive revenues in, non-USD will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Interventions are generally intended to manipulate exchange rates. Currencies may also be affected by the imposition of exchange controls and other policies intended to affect relative exchange rates. Currencies other than the USD in which the Fund’s assets are denominated may be devalued against the USD, resulting in a loss to the Fund.

D. Emerging Markets Risk

As the Fund invests in markets which are developing, its investments in securities may involve greater risks than investments in more developed markets and the prices of such investments may be subject to greater volatility and lower liquidity. In addition, reporting standards and market practices may not provide the same degree of information as would generally apply internationally and therefore may increase risk. In addition, an issuer may default on payments and such circumstances could mean that unitholders may not receive payment back on repurchase or otherwise the amount originally invested. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

E. Short-Term Investment Funds Risk

Investments in short-term investment funds held by the Fund are subject to certain risks including interest rate risk, market risk and credit risk. Such investments are generally not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although short-term investment funds seek to preserve the value of investors’ capital at $1 per share, it is possible to lose money by investing in a short-term investment fund.

F. Real Estate Investment Trust

The Fund invests a portion of its assets in REITs. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations. Since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the fair value of a particular REIT or the market for REITs as a whole. REITs also may be affected by changes in the fair value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

15

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Concentrated Emerging Markets Fund

Notes to Financial Statements (Continued)
December 31, 2021

G. Foreign Issuer Risk

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States of America, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

H. Concentration Risk

The Fund may invest a relatively large percentage of its assets in issuers within a specific industry or sector. As a result, the Fund's performance may be closely aligned with the market, economic or regulatory conditions and developments related to the specific industry or sector, and could be more volatile than the performance of more diversified investments.

7.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

8.	Subsequent Events

Management has evaluated subsequent events after December 31, 2021, through April 11, 2022 the date the financial statements were available to be issued and other than the following, have not identified any subsequent events requiring adjustment or disclosure in the financial statements.

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia as a result of these actions. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The current political and financial uncertainty surrounding Russia and Ukraine may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with the valuation policy and investment objective of the Fund.

On March 17, 2022, the Managing Member approved an Agreement and Plan of Reorganization pursuant to which, on or about April 12, 2022, the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, a newly formed open-end management investment company registered under the Investment Company Act of 1940, as amended (the “RIC”), a series of The Advisors’ Inner Circle Fund III, will acquire all or substantially all of the assets of the Fund, including without limitation all or substantially all cash, cash equivalents, securities, interest and dividend receivables and rights to register shares under applicable securities laws owned by the Fund, and will assume all of the Fund’s known liabilities as of such date in exchange for I Shares of beneficial interest of the RIC and will simultaneously distribute, in accordance with the applicable provisions of the Fund’s governing documents, such I Shares of beneficial interest of the RIC to the members of the Fund in redemption of all outstanding members’ interests of the Fund and in complete liquidation of the Fund.

16

Barrow Hanley Investment Funds LLC
Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund
Financial Statements
(With Independent Auditor’s Report Herein)
December 31, 2021

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

December 31, 2021

Page
Independent Auditor’s Report	1 - 2
Financial Statements:
Statement of Financial Condition	3
Statement of Operations	4
Statement of Changes in Members’ Equity	5
Financial Highlights	6
Schedule of Investments	7 - 15
Notes to Financial Statements	16 - 22

Independent Auditor’s Report

To the Members of

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Opinion

We have audited the accompanying financial statements of Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2021, and the related statements of operations and changes in members’ equity and financial highlights for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund as of December 31, 2021 and the results of its operations, changes in its members’ equity, and financial highlights for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

C O H E N & COMPANY, LTD.

800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Milwaukee, Wisconsin
April 11, 2022

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Statement of Financial Condition December 31, 2021

Assets
Investments in securities, at fair value (cost $48,057,553)	$48,720,143
Cash	5,407
Interest receivable	231,724
Total assets	48,957,274

Members’ Equity (2,251,871 units outstanding, at $21.74 per unit)	$48,957,274

The accompanying notes are an integral part

of these financial statements.

3

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Statement of Operations Year Ended December 31, 2021

Investment income
Interest income	$1,064,717
Total investment income	1,064,717
Net investment income (loss)	1,064,717

Net realized and change in unrealized gain (loss):
Net realized gain (loss):
Investments in securities	208,774
Net realized gain (loss)	208,774

Net change in unrealized appreciation/depreciation:
Investments in securities	(2,309,031)
Net change in unrealized appreciation/depreciation	(2,309,031)
Net realized and change in unrealized gain (loss)	(2,100,257)
Net increase (decrease) in members’ equity resulting from operations	$(1,035,540)

The accompanying notes are an integral part

of these financial statements.

4

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Statement of Changes in Members’ Equity Year Ended December 31, 2021

From operations
Net investment income (loss)	$1,064,717
Net realized gain (loss)	208,774
Net change in unrealized appreciation/depreciation	(2,309,031)
Net increase (decrease) in members’ equity resulting from operations	(1,035,540)
From members’ equity transactions
Net increase (decrease) in members’ equity resulting from members’ transactions	(13,151,357)
Net increase (decrease) in members’ equity	(14,186,897)
Members’ Equity
Beginning of year	63,144,171
End of year	$48,957,274

Membership Interests	Units	Amount
Members’ transactions for the Fund were as follows:
Units issued	216,161	$4,700,000
Units redeemed	(822,754)	(17,851,357)
	(606,593)	(13,151,357)
Net increase (decrease) in members’ equity resulting from members’ transactions		$(13,151,357)

The accompanying notes are an integral part

of these financial statements.

5

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Financial Highlights

Year Ended December 31, 2021

Selected Per Unit Data
Members’ equity per unit, beginning of year	$22.09
Net investment income (loss)[1]	0.38
Net realized and change in unrealized gain (loss)[2]	(0.73)
Total from investment operations	(0.35)
Members’ equity per unit, end of year	$21.74
Total return (%)[3]	(1.58)
Ratios to Average Members’ Equity[4]
Ratio of expenses (%)	0.00
Ratio of net investment income (loss) (%)	1.73

Supplemental Data
Portfolio Turnover Ratio (%)	83.01

1	Net investment income (loss) per unit has been calculated based upon an average of daily units outstanding.
2	Realized and change in unrealized gain (loss) per unit in this caption are balancing amounts necessary to reconcile the change in members’ equity per unit for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to unit transactions for the year.
3	Total return calculation is based on the value of a single unit outstanding throughout the year. It represents the percentage change in the members’ equity per unit between the beginning and end of the year. An individual member’s return may vary based on the timing of unit transactions. The return may be reduced by fees which were incurred by individual members’ accounts outside of the Fund.
4	Calculations include only those expenses charged directly to the Fund and do not include expenses charged to the funds in which the Fund invests.

The accompanying notes are an integral part

of these financial statements.

6

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Schedule of Investments

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.5%
Corporate Bonds - 38.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Australia - 0.3%
Basic Materials - 0.2%
Glencore Funding LLC[1]	2.625%	09/23/2031	USD	85,000	82,706

Financial - 0.1%
Westpac Banking Corp	1.150%	06/03/2026	USD	75,000	73,680
Total Australia					156,386

Canada - 2.5%
Basic Materials - 0.4%
Nutrien Ltd	4.000%	12/15/2026	USD	80,000	87,517
Teck Resources Ltd	6.000%	08/15/2040	USD	95,000	121,795
					209,312
Communications - 0.1%
Bell Canada	4.464%	04/01/2048	USD	55,000	68,255

Energy - 0.2%
TransCanada PipeLines Ltd	1.000%	10/12/2024	USD	115,000	114,011

Financial - 1.5%
Bank of Montreal	3.300%	02/05/2024	USD	190,000	198,830
Royal Bank of Canada	2.250%	11/01/2024	USD	195,000	200,345
Toronto-Dominion Bank	3.250%	03/11/2024	USD	270,000	282,198
					681,373
Industrial - 0.3%
Canadian Pacific Railway Co	3.100%	12/02/2051	USD	130,000	133,118
Total Canada					1,206,069

France - 0.2%
Energy - 0.2%
Total Capital International SA	3.127%	05/29/2050	USD	90,000	92,606

Germany - 0.7%
Consumer Non-Cyclical - 0.2%
Bayer US Finance II LLC[1]	4.250%	12/15/2025	USD	75,000	81,157

Financial - 0.5%
Deutsche Bank AG, 2.311%[2]	S + 2.311%	11/16/2027	USD	120,000	119,984
Deutsche Bank AG, 3.035%[2]	S + 3.035%	05/28/2032	USD	140,000	141,227
					261,211
Total Germany					342,368

The accompanying notes are an integral part

of these financial statements.

7

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.5% Corporate Bonds - 38.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Ireland - 0.5%
Financial - 0.5%
AerCap Ireland Capital DAC / AerCap Global	3.000%	10/29/2028	USD	230,000	233,451
Aviation Trust

Japan - 0.2%
Financial - 0.2%
Mitsubishi UFJ Financial Group Inc	2.193%	02/25/2025	USD	115,000	117,324

Mexico - 0.3%
Consumer Non-Cyclical - 0.3%
Coca-Cola Femsa SAB de CV	2.750%	01/22/2030	USD	130,000	132,959

United Kingdom - 0.4%
Financial - 0.4%
Barclays PLC, 2.894%[2]	H15T1Y + 2.894%	11/24/2032	USD	200,000	201,654

United States - 33.3%
Basic Materials - 0.6%
EI du Pont de Nemours and Co	1.700%	07/15/2025	USD	90,000	90,685
International Paper Co	6.000%	11/15/2041	USD	75,000	103,763
LYB International Finance III LLC	2.250%	10/01/2030	USD	110,000	109,524
					303,972
Communications - 3.8%
AT&T Inc	0.900%	03/25/2024	USD	160,000	159,305
AT&T Inc	2.250%	02/01/2032	USD	90,000	87,076
AT&T Inc	5.350%	09/01/2040	USD	95,000	120,848
Charter Communications Operating LLC / Charter	2.800%	04/01/2031	USD	105,000	103,880
Communications Operating Capital
Charter Communications Operating LLC / Charter	3.500%	03/01/2042	USD	95,000	92,400
Communications Operating Capital
Charter Communications Operating LLC / Charter	3.700%	04/01/2051	USD	85,000	82,474
Communications Operating Capital
Comcast Corp	3.150%	03/01/2026	USD	65,000	69,334
Comcast Corp	3.400%	04/01/2030	USD	105,000	114,708
Comcast Corp	1.950%	01/15/2031	USD	95,000	93,190
Comcast Corp[1]	2.887%	11/01/2051	USD	103,000	100,010
T-Mobile USA Inc	3.875%	04/15/2030	USD	410,000	449,001
Verizon Communications Inc	2.100%	03/22/2028	USD	125,000	125,339
Verizon Communications Inc	4.500%	08/10/2033	USD	60,000	70,629
Verizon Communications Inc	2.850%	09/03/2041	USD	90,000	89,051
Verizon Communications Inc	3.550%	03/22/2051	USD	80,000	86,474
					1,843,719
Consumer Cyclical - 1.7%
American Honda Finance Corp	2.000%	03/24/2028	USD	80,000	80,857
Brunswick Corp	0.850%	08/18/2024	USD	150,000	147,887
Dollar General Corp	4.125%	05/01/2028	USD	65,000	72,284

The accompanying notes are an integral part

of these financial statements.

8

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.5% Corporate Bonds - 38.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)
General Motors Financial Co Inc	1.250%	01/08/2026	USD	65,000	63,628
General Motors Financial Co Inc	1.500%	06/10/2026	USD	85,000	83,675
O'Reilly Automotive Inc	4.350%	06/01/2028	USD	120,000	135,459
Starbucks Corp	2.550%	11/15/2030	USD	85,000	86,779
Tractor Supply Co	1.750%	11/01/2030	USD	90,000	84,359
Whirlpool Corp	4.600%	05/15/2050	USD	70,000	86,872
					841,800
Consumer Non-Cyclical - 3.5%
Amgen Inc	4.400%	05/01/2045	USD	85,000	101,752
Bristol-Myers Squibb Co	3.400%	07/26/2029	USD	125,000	137,004
Bristol-Myers Squibb Co	2.350%	11/13/2040	USD	85,000	80,846
Cargill Inc[1]	1.375%	07/23/2023	USD	65,000	65,515
Children's Health System of Texas	2.511%	08/15/2050	USD	90,000	85,302
Cigna Corp	4.125%	11/15/2025	USD	85,000	93,000
Community Health Network Inc	3.099%	05/01/2050	USD	120,000	120,223
CVS Health Corp	4.300%	03/25/2028	USD	53,000	59,520
CVS Health Corp	5.050%	03/25/2048	USD	65,000	85,260
Health Care Service Corp A Mutual Legal Reserve	3.200%	06/01/2050	USD	65,000	66,385
Co1
Kaiser Foundation Hospitals	3.002%	06/01/2051	USD	140,000	144,646
Keurig Dr Pepper Inc	0.750%	03/15/2024	USD	125,000	124,150
Mondelez International Inc	1.500%	02/04/2031	USD	85,000	79,803
Moody's Corp	2.550%	08/18/2060	USD	75,000	66,096
Quanta Services Inc	2.900%	10/01/2030	USD	140,000	142,518
Quanta Services Inc	3.050%	10/01/2041	USD	100,000	96,960
Sutter Health	2.294%	08/15/2030	USD	80,000	79,969
Zoetis Inc	3.000%	09/12/2027	USD	100,000	105,481
					1,734,430
Energy - 4.5%
Cheniere Corpus Christi Holdings LLC[1]	2.742%	12/31/2039	USD	115,000	112,417
Chevron USA Inc	2.343%	08/12/2050	USD	85,000	78,198
Columbia Pipeline Group Inc	4.500%	06/01/2025	USD	120,000	129,473
ConocoPhillips[1]	4.300%	08/15/2028	USD	90,000	101,154
Diamondback Energy Inc	2.875%	12/01/2024	USD	85,000	88,199
Diamondback Energy Inc	3.125%	03/24/2031	USD	205,000	211,510
EOG Resources Inc	4.375%	04/15/2030	USD	55,000	63,617
Gray Oak Pipeline LLC[1]	2.000%	09/15/2023	USD	100,000	101,080
Marathon Petroleum Corp	5.125%	12/15/2026	USD	80,000	91,095
MPLX LP	1.750%	03/01/2026	USD	135,000	133,712
MPLX LP	4.125%	03/01/2027	USD	85,000	93,051
ONEOK Inc	4.550%	07/15/2028	USD	95,000	104,960
Phillips 66 Partners LP	3.550%	10/01/2026	USD	45,000	47,902
Phillips 66 Partners LP	3.750%	03/01/2028	USD	85,000	91,538
Pioneer Natural Resources Co	1.900%	08/15/2030	USD	65,000	61,611
Pioneer Natural Resources Co	2.150%	01/15/2031	USD	40,000	38,479
Sabine Pass Liquefaction LLC	4.200%	03/15/2028	USD	275,000	301,439
Sabine Pass Liquefaction LLC	4.500%	05/15/2030	USD	65,000	73,389

The accompanying notes are an integral part

of these financial statements.

9

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.5%
Corporate Bonds - 38.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)
Williams Cos Inc	2.600%	03/15/2031	USD	175,000	174,006
Williams Cos Inc	5.400%	03/04/2044	USD	85,000	105,814
					2,202,644
Financial - 10.6%
Alexandria Real Estate Equities Inc	1.875%	02/01/2033	USD	90,000	84,684
American Express Co	4.200%	11/06/2025	USD	135,000	148,519
American Tower Corp	2.300%	09/15/2031	USD	125,000	121,547
Bank of America Corp	5.000%	01/21/2044	USD	200,000	263,391
Bank of America Corp, 2.087%[2]	S + 2.087%	06/14/2029	USD	70,000	69,567
Bank of America Corp, 2.299%[2]	S + 2.299%	07/21/2032	USD	235,000	231,325
Camden Property Trust	3.150%	07/01/2029	USD	75,000	79,833
Cboe Global Markets Inc	3.650%	01/12/2027	USD	85,000	92,476
Charles Schwab Corp	0.750%	03/18/2024	USD	65,000	64,721
Charles Schwab Corp	3.250%	05/22/2029	USD	85,000	91,388
Citigroup Inc, 1.281%[2]	S + 1.281%	11/03/2025	USD	60,000	59,852
Citigroup Inc, 4.412%[2]	S + 4.412%	03/31/2031	USD	350,000	400,107
CNA Financial Corp	2.050%	08/15/2030	USD	65,000	63,007
Crown Castle International Corp	3.800%	02/15/2028	USD	105,000	114,333
Crown Castle International Corp	2.900%	04/01/2041	USD	85,000	83,008
Digital Realty Trust LP	3.700%	08/15/2027	USD	115,000	124,702
ERP Operating LP	1.850%	08/01/2031	USD	105,000	102,046
Fidelity National Financial Inc	3.200%	09/17/2051	USD	90,000	86,334
Goldman Sachs Group Inc, 1.431%[2]	S + 1.431%	03/09/2027	USD	180,000	176,426
Goldman Sachs Group Inc, 1.542%[2]	S + 1.542%	09/10/2027	USD	145,000	142,146
Goldman Sachs Group Inc, 2.615%[2]	S + 2.615%	04/22/2032	USD	75,000	75,624
JPMorgan Chase & Co, 2.301%[2]	S + 2.301%	10/15/2025	USD	235,000	240,389
JPMorgan Chase & Co, 3.782%[2]	S + 3.782%	02/01/2028	USD	150,000	162,479
JPMorgan Chase & Co, 3.882%[2]	S + 3.882%	07/24/2038	USD	145,000	164,927
Morgan Stanley, 0.864%[2]	S + 0.864%	10/21/2025	USD	160,000	157,759
Morgan Stanley, 3.591%[2]	3M USD L+ 3.591%	07/22/2028	USD	155,000	167,215
Morgan Stanley, 1.794%[2]	S + 1.794%	02/13/2032	USD	170,000	161,097
National Retail Properties Inc	3.500%	04/15/2051	USD	80,000	82,524
PNC Financial Services Group Inc	3.500%	01/23/2024	USD	140,000	146,615
PNC Financial Services Group Inc, 3.400%[2]	H15T5Y + 3.400%	12/31/2049	USD	135,000	132,872
Prologis LP	1.250%	10/15/2030	USD	70,000	65,172
Public Storage	2.250%	11/09/2031	USD	180,000	181,120
State Street Corp	2.200%	03/03/2031	USD	80,000	79,389
State Street Corp, 2.354%[2]	S + 2.354%	11/01/2025	USD	135,000	139,167
Truist Financial Corp, 1.267%[2]	S + 1.267%	03/02/2027	USD	80,000	78,533
Visa Inc	3.150%	12/14/2025	USD	140,000	149,284
Wells Fargo & Co	4.750%	12/07/2046	USD	80,000	100,165
Wells Fargo & Co, 2.572%[2]	S + 2.572%	02/11/2031	USD	235,000	240,143
					5,123,886
Industrial - 1.6%
Berry Global Inc	1.650%	01/15/2027	USD	115,000	112,343
Carlisle Cos Inc	2.200%	03/01/2032	USD	90,000	86,783
Carrier Global Corp	2.242%	02/15/2025	USD	85,000	87,072

The accompanying notes are an integral part

of these financial statements.

10

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.5% Corporate Bonds - 38.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)
FedEx Corp	3.250%	05/15/2041	USD	75,000	76,830
Martin Marietta Materials Inc	0.650%	07/15/2023	USD	80,000	79,720
Union Pacific Corp	4.100%	09/15/2067	USD	85,000	103,708
Vulcan Materials Co	3.500%	06/01/2030	USD	125,000	135,145
Waste Connections Inc	2.200%	01/15/2032	USD	90,000	88,250
					769,851
Technology - 2.0%
Dell International LLC / EMC Corp	5.300%	10/01/2029	USD	235,000	275,705
Dell International LLC / EMC Corp[1]	3.450%	12/15/2051	USD	95,000	91,354
Fiserv Inc	3.500%	07/01/2029	USD	105,000	113,021
Lam Research Corp	3.750%	03/15/2026	USD	50,000	54,454
Lam Research Corp	1.900%	06/15/2030	USD	90,000	88,604
Oracle Corp	4.300%	07/08/2034	USD	140,000	155,262
QUALCOMM Inc	1.650%	05/20/2032	USD	89,000	84,271
VMware Inc	2.200%	08/15/2031	USD	120,000	117,819
					980,490
Utilities - 5.0%
Appalachian Power Co	4.500%	03/01/2049	USD	50,000	60,282
Berkshire Hathaway Energy Co	6.125%	04/01/2036	USD	72,000	98,135
Consumers Energy Co	2.500%	05/01/2060	USD	115,000	101,871
DTE Energy Co	1.050%	06/01/2025	USD	175,000	171,534
Duke Energy Corp	3.750%	04/15/2024	USD	100,000	105,030
Duke Energy Progress LLC	4.150%	12/01/2044	USD	130,000	153,181
Duke Energy Progress NC Storm Funding LLC	2.387%	07/01/2037	USD	360,000	363,887
Entergy Arkansas LLC	3.350%	06/15/2052	USD	80,000	84,328
Entergy Corp	2.800%	06/15/2030	USD	60,000	61,123
Entergy Louisiana LLC	4.000%	03/15/2033	USD	95,000	108,079
Exelon Corp	4.050%	04/15/2030	USD	95,000	105,651
Florida Power & Light Co	3.950%	03/01/2048	USD	65,000	77,354
Kentucky Utilities Co	3.300%	06/01/2050	USD	90,000	94,710
National Fuel Gas Co	3.950%	09/15/2027	USD	135,000	143,318
National Rural Utilities Cooperative Finance Corp	1.000%	10/18/2024	USD	95,000	94,200
National Rural Utilities Cooperative Finance Corp	4.300%	03/15/2049	USD	70,000	87,737
NiSource Inc	3.490%	05/15/2027	USD	65,000	69,817
NiSource Inc	3.950%	03/30/2048	USD	95,000	107,066
Northern States Power Co	2.600%	06/01/2051	USD	90,000	86,214
Ohio Power Co	2.600%	04/01/2030	USD	90,000	92,279
Oklahoma Gas and Electric Co	0.553%	05/26/2023	USD	125,000	124,185
Southern California Gas Co	2.550%	02/01/2030	USD	75,000	76,978
					2,466,959
Total United States					16,267,751

Total Corporate Bonds					18,750,568
(Cost $18,252,982)

The accompanying notes are an integral part

of these financial statements.

11

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.5% Foreign Government Related Obligations - 0.5%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Mexico - 0.3%
Mexico Government International Bond	4.600%	01/23/2046	USD	125,000	133,595

Panama - 0.2%
Panama Government International Bond	3.160%	01/23/2030	USD	120,000	124,201
Total Foreign Government Related Obligations					257,796
(Cost $254,689)

U.S. Treasury Obligations - 21.6%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

United States - 21.6%
United States Treasury Bond	1.500%	02/15/2030	USD	1,375,000	1,383,433
United States Treasury Bond	2.250%	05/15/2041	USD	590,000	621,620
United States Treasury Bond	1.750%	08/15/2041	USD	75,000	72,949
United States Treasury Bond	1.375%	08/15/2050	USD	2,735,000	2,407,227
United States Treasury Note	1.250%	08/31/2024	USD	2,865,000	2,891,971
United States Treasury Note	1.125%	02/28/2025	USD	1,860,000	1,867,120
United States Treasury Note	1.500%	01/31/2027	USD	1,325,000	1,340,579
					10,584,899
Total U.S. Treasury Obligations					10,584,899
(Cost $10,532,781)

Mortgage and Other Asset-Backed Securities - 37.5%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Corporate - 9.2%

United States - 9.2%
Asset Backed Securities - 7.7%
American Airlines 2019-1 Class AA Pass Through	3.150%	02/15/2032	USD	91,872	92,795
Trust
AmeriCredit Automobile Receivables Trust 2021-1	0.370%	08/18/2025	USD	155,000	154,490
AmeriCredit Automobile Receivables Trust 2021-2	0.340%	12/18/2026	USD	125,000	123,967
Capital One Multi-Asset Execution Trust	0.550%	07/15/2026	USD	210,000	206,915
CNH Equipment Trust 2020-A	1.160%	06/16/2025	USD	155,266	155,758
CNH Equipment Trust 2021-A	0.400%	12/15/2025	USD	175,000	173,235
Ford Credit Auto Owner Trust 2021-REV2[1]	1.530%	05/15/2034	USD	205,000	203,814
GM Financial Consumer Automobile Receivables	1.840%	09/16/2024	USD	128,148	129,204
Trust 2020-1
GM Financial Consumer Automobile Receivables	1.490%	12/16/2024	USD	58,780	59,124
Trust 2020-2
GM Financial Revolving Receivables Trust 2021-1[1]	1.170%	06/12/2034	USD	155,000	152,400
Mercedes-Benz Auto Lease Trust 2021-B	0.400%	11/15/2024	USD	275,000	272,926
New Economy Assets Phase 1 Sponsor LLC[1]	1.910%	10/20/2061	USD	235,000	230,487
PSNH Funding LLC 3	3.094%	02/01/2026	USD	119,428	122,251
Taco Bell Funding LLC[1]	2.294%	08/25/2051	USD	180,000	177,934

The accompanying notes are an integral part

of these financial statements.

12

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.5%
Mortgage and Other Asset-Backed Securities - 37.5%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Asset Backed Securities - 7.7%
Toyota Auto Loan Extended Note Trust 2020-1[1]	1.350%	05/25/2033	USD	215,000	214,460
Toyota Auto Receivables 2020-B Owner Trust	1.360%	08/15/2024	USD	197,844	198,803
Verizon Master Trust	0.500%	05/20/2027	USD	365,000	360,290
Verizon Owner Trust 2020-A	1.850%	07/22/2024	USD	450,000	453,372
Volkswagen Auto Loan Enhanced Trust 2021-1	1.020%	06/22/2026	USD	150,000	149,994
Wendy's Funding LLC[1]	2.370%	06/15/2051	USD	179,100	174,964
					3,807,183
Mortgage Securities - 1.5%
BX Commercial Mortgage Trust 2021-VOLT,	1M USD L + 0.700%	09/15/2036	USD	250,000	249,147
0.810%1, [2]
Cold Storage Trust 2020-ICE5, 1.010%1, 2	1M USD L + 0.900%	11/15/2037	USD	201,513	201,331
JPMBB Commercial Mortgage Securities Trust	3.157%	07/15/2045	USD	68,255	68,598
2013-C12
Seasoned Loans Structured Transaction Trust Series	2.000%	11/25/2030	USD	200,389	201,324
2020-3[1]
					720,400
Total United States					4,527,583

Total Corporate					4,527,583
(Cost $4,550,135)

US Government Agencies or Government Sponsored
Enterprises - 28.3%

United States - 28.3%
Mortgage Securities - 28.3%
Fannie Mae Pool	4.500%	04/01/2034	USD	92,984	101,176
Fannie Mae Pool	3.000%	10/01/2034	USD	52,385	55,231
Fannie Mae Pool	2.000%	11/01/2035	USD	181,776	187,075
Fannie Mae Pool	2.000%	12/01/2035	USD	143,930	147,853
Fannie Mae Pool	5.500%	12/01/2035	USD	5,337	5,859
Fannie Mae Pool	2.000%	05/01/2036	USD	113,168	116,058
Fannie Mae Pool	2.000%	06/01/2036	USD	201,793	206,868
Fannie Mae Pool	3.500%	06/01/2037	USD	123,036	132,222
Fannie Mae Pool	5.000%	05/01/2040	USD	8,137	9,223
Fannie Mae Pool	2.000%	05/01/2041	USD	306,119	311,201
Fannie Mae Pool	2.500%	11/01/2041	USD	252,461	260,783
Fannie Mae Pool	5.000%	03/01/2042	USD	95,973	108,750
Fannie Mae Pool	3.500%	09/01/2042	USD	140,506	151,526
Fannie Mae Pool	3.500%	07/01/2043	USD	127,873	137,955
Fannie Mae Pool	4.000%	11/01/2044	USD	198,278	217,555
Fannie Mae Pool	4.000%	07/01/2045	USD	226,435	248,015
Fannie Mae Pool	3.500%	08/01/2045	USD	106,282	113,706
Fannie Mae Pool	3.500%	05/01/2046	USD	99,541	106,077
Fannie Mae Pool	3.500%	05/01/2046	USD	129,630	137,951

The accompanying notes are an integral part

of these financial statements.

13

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.5% Mortgage and Other Asset-Backed Securities - 37.5%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

US Government Agencies or Government
Sponsored Enterprises - 28.3%
Fannie Mae Pool	3.000%	06/01/2046	USD	248,593	261,277
Fannie Mae Pool	3.000%	10/01/2046	USD	118,058	123,983
Fannie Mae Pool	3.000%	11/01/2046	USD	359,250	378,909
Fannie Mae Pool	3.000%	12/01/2046	USD	141,601	148,765
Fannie Mae Pool	3.500%	03/01/2047	USD	185,626	198,583
Fannie Mae Pool	4.500%	07/01/2047	USD	73,304	79,089
Fannie Mae Pool	4.500%	08/01/2047	USD	130,586	141,073
Fannie Mae Pool	3.500%	09/01/2047	USD	136,933	145,597
Fannie Mae Pool	4.500%	04/01/2048	USD	50,097	53,578
Fannie Mae Pool	4.500%	07/01/2048	USD	131,701	141,536
Fannie Mae Pool	4.500%	07/01/2048	USD	93,752	101,237
Fannie Mae Pool	4.000%	12/01/2048	USD	97,728	103,983
Fannie Mae Pool	4.000%	10/01/2049	USD	199,478	212,441
Fannie Mae Pool	4.500%	10/01/2049	USD	79,144	84,896
Fannie Mae Pool	4.000%	11/01/2049	USD	276,316	297,928
Fannie Mae Pool	2.500%	08/01/2050	USD	200,448	205,404
Fannie Mae Pool	3.000%	08/01/2050	USD	215,585	225,450
Fannie Mae Pool	2.500%	09/01/2050	USD	236,511	242,385
Fannie Mae Pool	2.500%	10/01/2050	USD	127,284	130,111
Fannie Mae Pool	3.000%	10/01/2050	USD	164,547	172,565
Fannie Mae Pool	2.000%	03/01/2051	USD	525,814	526,572
Fannie Mae Pool	2.000%	04/01/2051	USD	494,087	495,736
Fannie Mae Pool	3.000%	05/01/2051	USD	262,029	276,164
Fannie Mae Pool	3.000%	06/01/2051	USD	140,677	147,457
Fannie Mae Pool	3.500%	06/01/2051	USD	358,468	381,256
Fannie Mae Pool	3.500%	06/01/2051	USD	232,560	246,955
Fannie Mae Pool	3.000%	11/01/2051	USD	264,552	274,479
Freddie Mac Gold Pool	5.000%	11/01/2023	USD	35	36
Freddie Mac Gold Pool	3.500%	09/01/2028	USD	80,418	85,567
Freddie Mac Gold Pool	3.000%	11/01/2032	USD	118,886	125,673
Freddie Mac Gold Pool	3.000%	04/01/2047	USD	321,192	340,463
Freddie Mac Gold Pool	3.500%	01/01/2048	USD	141,043	150,551
Freddie Mac Gold Pool	4.000%	04/01/2048	USD	178,393	191,392
Freddie Mac Pool	2.500%	06/01/2035	USD	168,639	174,626
Freddie Mac Pool	2.000%	01/01/2041	USD	200,030	203,348
Freddie Mac Pool	2.500%	09/01/2041	USD	291,651	301,264
Freddie Mac Pool	2.500%	11/01/2041	USD	272,787	281,779
Freddie Mac Pool	3.000%	11/01/2049	USD	139,777	145,709
Freddie Mac Pool	4.000%	11/01/2049	USD	66,952	71,146
Ginnie Mae I Pool	5.000%	10/15/2039	USD	130,075	150,739
Ginnie Mae I Pool	3.500%	09/15/2041	USD	192,592	205,820
Ginnie Mae II Pool	3.500%	10/20/2047	USD	80,060	84,488
Ginnie Mae II Pool	4.000%	12/20/2047	USD	86,986	92,713
Ginnie Mae II Pool	4.000%	01/20/2048	USD	38,628	41,172
Ginnie Mae II Pool	5.000%	01/20/2050	USD	282,936	301,981

The accompanying notes are an integral part

of these financial statements.

14

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.5%
Mortgage and Other Asset-Backed Securities - 37.5%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

US Government Agencies or Government Sponsored
Enterprises - 28.3%
Ginnie Mae II Pool	4.500%	02/20/2050	USD	94,510	100,065
Ginnie Mae II Pool	5.000%	03/20/2050	USD	51,074	54,843
Ginnie Mae II Pool	4.000%	05/20/2051	USD	280,132	295,083
Ginnie Mae II Pool	2.500%	06/20/2051	USD	337,135	345,874
Ginnie Mae II Pool	3.000%	06/20/2051	USD	230,095	238,434
Ginnie Mae II Pool	2.500%	07/20/2051	USD	262,860	269,674
Ginnie Mae II Pool	3.000%	08/20/2051	USD	293,014	306,692
Ginnie Mae II Pool	2.500%	11/20/2051	USD	264,196	271,044
Ginnie Mae II Pool	3.000%	12/20/2051	USD	465,000	483,344
					13,866,013
Total US Government Agencies or Government Sponsored Enterprises					13,866,013
(Cost $13,733,682)
Total Mortgage and Other-Asset Backed Securities					18,393,596
(Cost $18,283,817)

Short-Term Investment Funds - 1.5%	Shares	Fair Value ($)

United States - 1.5%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 0.01%	733,284	733,284
Total Short-Term Investment Funds		733,284
(Cost $733,284)

TOTAL INVESTMENTS IN SECURITIES - 99.5%		48,720,143
(Cost $48,057,553)

Other Assets and Liabilities - 0.5%		237,131

TOTAL MEMBERS’ EQUITY - 100%		48,957,274

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $2,607,639 or 5.3% of net assets.
[2]	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.

USD - United States Dollar

S - Secured Overnight Funding Rate as of December 31, 2021 was 0.050%

1M USD L - 1 Month LIBOR as of December 31, 2021 was 0.100%

3M USD L - 3 Month LIBOR as of December 31, 2021 was 0.210%

LIBOR - London Interbank Offered Rate

H15T1Y - U.S. Treasury Yield Curve Rate T Constant Maturity 1 year as of December 31, 2021 was 0.004%

H15T5Y - U.S. Treasury Yield Curve Rate T Constant Maturity 5 year as of December 31, 2021 was 0.014%

The accompanying notes are an integral part

of these financial statements.

15

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Notes to Financial Statements
December 31, 2021

1.	Fund Organization and Investment Objective

Barrow Hanley Investment Funds LLC (the “Company”) is a Delaware series limited liability company formed under a Certificate of Formation dated December 1, 2020. Under Delaware law, a series of a limited liability company is treated as if it were a separate legal entity, and assets of one series are not subject to liabilities of another series within the same limited liability company. Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund (the “Fund”) is a series of the Company. Barrow, Hanley, Mewhinney & Strauss, LLC, serves as the investment adviser and managing member (the “Investment Adviser” or “Managing Member”) of the Fund. The Fund’s investment objective is maximize long-term total return with prudent risk of principal by investing in U.S. investment-grade fixed income securities with diversified maturities. The Fund seeks to outperform the Barclays Capital Aggregate Bond Index over multiple year time periods.

The Managing Member has appointed Northeast Retirement Services, LLC (“NRS”), a wholly owned subsidiary of Community Bank System, Inc., as the manager of the Company (the “Manager”). Under this agreement, NRS is to provide services generally described as institutional transfer agency services and fund administration services.

The Managing Member has appointed The Bank of New York Mellon Corporation to provide certain administrative services and to maintain the Fund’s books of account.

2.	Summary of Significant Accounting Policies

A. Basis of Preparation

The Fund qualifies as an investment company under Financial Accounting Standards Board (“FASB”) Codification Topic 946 and applies the specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements are presented in United States dollars (“USD”), which is also the functional currency of the Fund.

B. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements, and the reported amounts of increases and decreases in members’ equity from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

C. Security Valuation

The investment valuation policy of the Fund is to value investments at fair value, which is generally defined as the price that could reasonably be expected to be received from an orderly transaction to sell an asset or paid to transfer a liability between market participants. Where market quotes are readily available on a specific valuation date, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available on a specific valuation date, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value in accordance with the valuation procedures approved by management. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price or last reported sales price. It is possible the estimated values may differ significantly from the values which would have been used by the Fund had an active market for the investments existed. These differences could be material.

16

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

Fair Value Hierarchy

The Fund values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2	Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in valuing a portfolio instrument. These may include quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical assets or liabilities in markets that are not active, or observable inputs other than quoted prices (such as interest rates, yield curves, foreign exchange rates, volatilities, prepayment speeds, and credit risk) or other market corroborated inputs.
Level 3	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect assumptions made about the factors market participants would use in valuing a portfolio instrument, and would be based on the best information available.

The level of an investment asset or liability within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

Valuation Methodology and Inputs

The following inputs and techniques may be used to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Debt securities are valued at the mean of the bid and ask or evaluated bid prices as determined by an independent pricing service, taking into consideration recent transactions of the security or similar securities, yield, liquidity, risk, credit quality, coupon, maturity, type or issue and any other factors or market data the pricing service deems relevant. These securities are generally categorized in Level 2 if inputs are observable and timely; otherwise they would be categorized as Level 3.

Investments in short-term investment funds are valued at their net asset value (“NAV”) as quoted in active markets and are categorized in Level 1 of the fair value hierarchy. In circumstances in which the fair value of short-term investment funds in which the Fund invests is not readily available, NAV per share as reported by the underlying short-term funds’ manager without further adjustment is applied as a practical expedient if such NAV has been determined in accordance with the specialized accounting guidance for investment companies as of the Fund’s measurement date. These investments are excluded from the fair value hierarchy.

17

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

The following is a summary of investments within the fair value hierarchy, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodologies used for valuing investments and other financial instruments may not be an indication of the risk associated with investing in those securities.

Investments in securities - Assets	Level 1	Level 2	Level 3	Total

Corporate Bonds	$-	$18,750,568	$-	$18,750,568
Foreign Government Related Obligations	-	257,796	-	257,796
U.S. Treasury Obligations	-	10,584,899	-	10,584,899
Mortgage and Other Asset-Backed Securities	-	18,393,596	-	18,393,596
Short-Term Investment Funds	733,284	-	-	733,284
Total	$733,284	$47,986,859	$-	$48,720,143

Level 3 investments, if any, at the beginning and/or end of the year in relation to members’ equity were not significant and accordingly, additional disclosures of Level 3 assets for the year ended December 31, 2021 are not presented for the Fund.

D. Cash

Cash, including cash denominated in foreign currencies, if any, represents cash held at a bank(s) or custodian bank(s) which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

E. Investment Transactions and Related Income and Expenses

Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income, including distributions from underlying funds, if any, and corporate actions, net of taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the ex-dividend date notification. Dividends that are declared, which are paid out of long-term capital gains, if any, are classified as realized gains and losses. Interest income is accrued daily and determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Inflation adjustments and paydown gains and losses are included in interest income. Income, non-class specific operating expenses and realized and, unrealized gains and losses are allocated daily to each class of the Fund based upon the proportion of relative members’ equity of each class at the beginning of each day.

F. Taxes

The Fund was established to operate as a partnership for income tax purposes. For income tax purposes, all items of taxable income, gain, loss, deduction, and credit will be allocated among the members of each Fund at the end of each fiscal year in a manner consistent with their economic interests in that Fund. In light of the fact that a fund is not obligated to make distributions, to the extent that the Fund’s investment activities are successful, members may receive allocations of income and loss, and may incur tax liabilities from an investment in the Fund without receiving cash distributions from the Fund with which to pay those liabilities. The Fund may be subject to taxes imposed by countries in which it invests as provided by the applicable jurisdiction’s statute of limitations. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

The Fund complies with the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management has determined that there are no reserves for uncertain tax positions necessary for the year ended December 31, 2021. Management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Fund's current and prior tax periods, for which the applicable statute of limitations have not expired, remain subject to examination by the Internal Revenue Service and certain other tax jurisdictions.

18

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

G. Distributions to Members

Net investment income and net realized gains are retained by the Fund.

H. Issuances and Redemptions of Units

The members’ equity per unit of the Fund is determined each business day (a “Valuation Date”). Subscriptions and redemptions of units by qualified purchasers may be processed pursuant to notice entered in the records of NRS on any Valuation Date.

A member may redeem some or all of its interest on any date on which members’ equity value is determined on 30 calendar days’ advance written notice. Any redemption made by a member within 90 days of its initial investment may be subject to an early redemption fee payable to the Fund of up to 1.5% of the amount redeemed. For the year ended December 31, 2021, no redemption fees were charged.

I. Mortgage Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide payments which consist of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

3.	Expenses

An annual fee, which includes but is not limited to investment advisory, manager, transfer agent, audit, and custodian fees, is not charged to the Fund, but is paid directly by the members of the Fund. The annual fee is treated as a direct obligation of each member to the Manager. These fees can be paid by the members either (a) inside of the account by redeeming units or (b) outside the account by direct invoice and accordingly are not reflected as an expense in the Fund’s financial statements.

The annual fee is calculated monthly with respect to each member as disclosed in the Subscription Documents and unless a lower fee structure has been negotiated, is calculated at an annual rate between 0.375% and 0.250% of the member’s equity.

19

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

The Company may be composed of multiple funds. Expenses which cannot be directly attributed to a fund within the Company are apportioned among the funds in the Company in an equitable manner as defined by the Manager.

Related Party Fees

The Manager provides services generally described as institutional transfer agency services and fund administration services. The Manager fee is accrued and paid monthly in arrears and is calculated as $50,000 per fund per year plus an additional $1,000 per class and 0.10 basis points on average daily members’ equity, subject to a relationship minimum of $300,000 per annum for the Company.

4.	Investment Transactions

The cost of purchases (including purchases in-kind, if any) and proceeds from disposal (including disposals in-kind, if any) of investment securities, excluding short-term investments, were $49,155,735 and $60,358,005 respectively.

For the year ended December 31, 2021, there were $23,628,088 of long-term purchases and $26,933,816 of long-term sales of U.S. Government securities. These amounts are included in the purchases and sales of investment securities disclosed above.

5.	Concentration of Ownership

Five members had members’ equity in excess of 10% of the Fund’s total members’ equity at December 31, 2021, and comprised approximately 70% of the Fund.

6.	Risks and Uncertainties

A. Market and Geopolitical Risk

The value of the securities the Fund holds may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, and global demand for particular products or resources. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, epidemics, sanctions, social and political discord or debt crises and downgrades, among others, may also result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such events could have a significant adverse impact on the fair value and risk profile of the Fund’s portfolio.

B. Credit and Interest Rate Risk

The Fund may be exposed to the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. The Fund may maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such the Fund has credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s members’ equity or distributions, if any. The Fund minimizes credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to the Fund when deemed necessary.

20

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

Interest rate risk is the risk that fixed income securities will decline in fair value because of changes in interest rates. Fixed income producing securities are subject to certain risks, including (i) if interest rates go up, the fair value of fixed income-producing securities in the Fund’s portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom “UK” Financial Conduct Authority (FCA) announced a desire to phase out the use of LIBOR. The FCA has confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (1) immediately after December 31, 2021, in the case of all British Pound, Euro, Swiss Franc and Japanese Yen settings, and the 1-week and 2-month USD settings; and (2) immediately after June 30, 2023, in the case of the remaining USD settings. Regulators and industry working groups have suggested alternative reference rates and global consensus is growing around the process for amending existing contracts or instruments to transition away from LIBOR. There does remain some uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR, among other “IBOR” reference rates, may lead to increased volatility and illiquidity in markets that are tied to IBOR reference rates, reduced values of IBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

C. Short-Term Investment Funds Risk

Investments in short-term investment funds held by the Fund are subject to certain risks including interest rate risk, market risk and credit risk. Such investments are generally not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although short-term investment funds seek to preserve the value of investors’ capital at $1 per share, it is possible to lose money by investing in a short-term investment fund.

D. Foreign Issuer Risk

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States of America, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

7.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

21

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Core Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

8.	Subsequent Events

Management has evaluated subsequent events after December 31, 2021, through April 11, 2022 the date the financial statements were available to be issued and other than the following, have not identified any subsequent events requiring adjustment or disclosure in the financial statements.

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia as a result of these actions. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The current political and financial uncertainty surrounding Russia and Ukraine may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with the valuation policy and investment objective of the Fund.

On March 17, 2022, the Managing Member approved an Agreement and Plan of Reorganization pursuant to which, on or about April 12, 2022, the Barrow Hanley Total Return Bond Fund, a newly formed open-end management investment company registered under the Investment Company Act of 1940, as amended (the “RIC”), a series of The Advisors’ Inner Circle Fund III, will acquire all or substantially all of the assets of the Fund, including without limitation all or substantially all cash, cash equivalents, securities, interest and dividend receivables and rights to register shares under applicable securities laws owned by the Fund, and will assume all of the Fund’s known liabilities as of such date in exchange for I Shares of beneficial interest of the RIC and will simultaneously distribute, in accordance with the applicable provisions of the Fund’s governing documents, such I Shares of beneficial interest of the RIC to the members of the Fund in redemption of all outstanding members’ interests of the Fund and in complete liquidation of the Fund.

22

Barrow Hanley Investment Funds LLC
Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund
Financial Statements
(With Independent Auditor’s Report Herein)
December 31, 2021

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

December 31, 2021

Page
Independent Auditor’s Report	1 - 2
Financial Statements:
Statement of Financial Condition	3
Statement of Operations	4
Statement of Changes in Members’ Equity	5
Financial Highlights	6
Schedule of Investments	7 - 12
Notes to Financial Statements	13 - 19

Independent Auditor’s Report

To the Members of

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Opinion

We have audited the accompanying financial statements of Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2021, and the related statements of operations and changes in members’ equity and financial highlights for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund as of December 31, 2021 and the results of its operations, changes in its members’ equity, and financial highlights for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

C O H E N & COMPANY, LTD.

800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Milwaukee, Wisconsin
April 11, 2022

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Statement of Financial Condition December 31, 2021

Assets
Investments in securities, at fair value (cost $97,886,603)	$99,302,197
Investments in affiliated funds, at fair value (cost $26,500,336)	30,791,963
Receivable for investments sold	2,520,439
Interest receivable	1,376,105
Dividends receivable	8
Total assets	133,990,712
Liabilities
Transfer agent fees payable	12,891
Accrued expenses and other liabilities	53,253
Total liabilities	66,144
Members’ Equity (5,044,893 units outstanding, at $26.55 per unit)	$133,924,568

The accompanying notes are an integral part

of these financial statements.

3

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Statement of Operations Year Ended December 31, 2021

Investment income
Interest income	$5,470,716
Dividend income	35,132
Total investment income	5,505,848
Expenses Professional fees	53,973
Transfer agent fees	51,247
Accounting and custody fees	34,818
Total expenses	140,038
Net investment income (loss)	5,365,810
Net realized and change in unrealized gain (loss):
Net realized gain (loss):
Investments in securities	3,335,527
Net realized gain (loss)	3,335,527
Net change in unrealized appreciation/depreciation:
Investments in securities	(2,352,960)
Investments in affiliated funds	1,741,400
Net change in unrealized appreciation/depreciation	(611,560)
Net realized and change in unrealized gain (loss)	2,723,967
Net increase (decrease) in members’ equity resulting from operations	$8,089,777

The accompanying notes are an integral part

of these financial statements.

4

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Statement of Changes in Members’ Equity Year Ended December 31, 2021

From operations
Net investment income (loss)	$5,365,810
Net realized gain (loss)	3,335,527
Net change in unrealized appreciation/depreciation	(611,560)
Net increase (decrease) in members’ equity resulting from operations	8,089,777
From members’ equity transactions
Net increase (decrease) in members’ equity resulting from members’ transactions	12,896,965
Net increase (decrease) in members’ equity	20,986,742
Members’ Equity
Beginning of year	112,937,826
End of year	$133,924,568

Membership Interests	Units	Amount
Members’ transactions for the Fund were as follows:
Units issued	501,613	$12,905,000
Units redeemed	(311)	(8,035)
	501,302	12,896,965
Net increase (decrease) in members’ equity resulting from members’ transactions		$12,896,965

The accompanying notes are an integral part

of these financial statements.

5

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Financial Highlights

Year Ended December 31, 2021

Selected Per Unit Data
Members’ equity per unit, beginning of year	$24.86
Net investment income (loss)[1]	1.11
Net realized and change in unrealized gain (loss)[2]	0.58
Total from investment operations	1.69
Members’ equity per unit, end of year	$26.55
Total return (%)[3]	6.80
Ratios to Average Members’ Equity[4]
Ratio of expenses (%)	0.11
Ratio of net investment income (loss) (%)	4.31
Supplemental Data
Portfolio Turnover Ratio (%)	64.97

1	Net investment income (loss) per unit has been calculated based upon an average of daily units outstanding.
2	Realized and change in unrealized gain (loss) per unit in this caption are balancing amounts necessary to reconcile the change in members’ equity per unit for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to unit transactions for the year.
3	Total return calculation is based on the value of a single unit outstanding throughout the year. It represents the percentage change in the members’ equity per unit between the beginning and end of the year. An individual member’s return may vary based on the timing of unit transactions. The return may be reduced by fees which were incurred by individual members’ accounts outside of the Fund.
4	Calculations include only those expenses charged directly to the Fund and do not include expenses charged to the funds in which the Fund invests.

The accompanying notes are an integral part

of these financial statements.

6

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Schedule of Investments

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investment in affiliated funds - 23.0%	Units	Fair Value ($)
Limited Liability Companies[1,2] - 23.0%

United States - 23.0%
Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund	2,606,246	30,791,963
Total Affiliated Funds		30,791,963
(Cost $26,500,336)

TOTAL INVESTMENTS IN AFFILIATED FUNDS - 23.0%		30,791,963
(Cost $26,500,336)

Investments in securities - 74.1%
Corporate Bonds - 71.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Canada - 0.8%
Industrial - 0.8%
GFL Environmental Inc[3]	4.000%	08/01/2028	USD	800,000	784,000
GFL Environmental Inc[3]	4.750%	06/15/2029	USD	50,000	50,438
GFL Environmental Inc[3]	4.375%	08/15/2029	USD	250,000	247,656
					1,082,094
Total Canada					1,082,094

Chile - 0.7%
Communications - 0.7%
VTR Comunicaciones SpA[3]	4.375%	04/15/2029	USD	1,000,000	990,000

Germany - 0.6%
Basic Materials - 0.4%
Mercer International Inc	5.125%	02/01/2029	USD	500,000	510,685
Industrial - 0.2%
Vertical US Newco Inc[3]	5.250%	07/15/2027	USD	250,000	262,812

Total Germany					773,497

Ireland - 0.4%
Industrial - 0.4%
AerCap Global Aviation Trust, 6.500%3, 4	3M USD L + 6.500%	06/15/2045	USD	500,000	540,000

Macao - 0.3%
Consumer Cyclical - 0.3%
Wynn Macau Ltd[3]	5.125%	12/15/2029	USD	500,000	454,225

Mexico - 2.1%
Communications - 2.1%
Total Play Telecomunicaciones SA de CV3	6.375%	09/20/2028	USD	3,000,000	2,835,030

The accompanying notes are an integral part

of these financial statements.

7

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 74.1% Corporate Bonds - 71.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)
Netherlands - 0.8%
Communications - 0.8%
UPC Broadband Finco BV3	4.875%	07/15/2031	USD	1,000,000	1,020,000

Poland - 0.2%
Industrial - 0.2%
Canpack SA / Canpack US LLC[3]	3.875%	11/15/2029	USD	250,000	244,063

United Kingdom - 2.9%
Communications - 2.5%
Virgin Media Finance PLC[3]	5.000%	07/15/2030	USD	1,000,000	994,999
Virgin Media Secured Finance PLC[3]	5.500%	05/15/2029	USD	1,250,000	1,315,624
Vmed O2 UK Financing I PLC[3]	4.750%	07/15/2031	USD	1,000,000	1,012,500
					3,323,123
Consumer Non-Cyclical - 0.4%
180 Medical Inc[4]	3.875%	10/15/2029	USD	500,000	506,250
Total United Kingdom					3,829,373

United States - 62.6%
Basic Materials - 7.3%
Allegheny Technologies Inc	5.125%	10/01/2031	USD	1,500,000	1,511,250
Chemours Co4	4.625%	11/15/2029	USD	2,500,000	2,480,625
Compass Minerals International Inc[3]	6.750%	12/01/2027	USD	1,000,000	1,058,830
Diamond BC BV3	4.625%	10/01/2029	USD	500,000	495,985
Kaiser Aluminum Corp[3]	4.500%	06/01/2031	USD	500,000	491,874
Polar US Borrower LLC / Schenectady International	6.750%	05/15/2026	USD	2,000,000	1,965,000
Group Inc[3]
TMS International Corp[3]	6.250%	04/15/2029	USD	1,250,000	1,243,750
WR Grace Holdings LLC[3]	5.625%	08/15/2029	USD	500,000	511,875
					9,759,189
Communications - 3.8%
CSC Holdings LLC[3]	4.125%	12/01/2030	USD	1,500,000	1,464,375
CSC Holdings LLC[3]	4.625%	12/01/2030	USD	2,000,000	1,892,500
Gray Escrow II Inc[3]	5.375%	11/15/2031	USD	500,000	514,375
Gray Television Inc[3]	4.750%	10/15/2030	USD	250,000	248,438
LCPR Senior Secured Financing DAC[3]	5.125%	07/15/2029	USD	1,000,000	1,005,000
					5,124,688
Consumer Cyclical - 9.4%
American Airlines Inc/AAdvantage Loyalty IP Ltd[3]	5.500%	04/20/2026	USD	1,000,000	1,039,875
American Airlines Inc/Aadvantage Loyalty IP Ltd[3]	5.750%	04/20/2029	USD	1,000,000	1,067,590
Ashton Woods USA LLC / Ashton Woods Finance	6.625%	01/15/2028	USD	250,000	263,750
Co3
Ashton Woods USA LLC / Ashton Woods Finance	4.625%	08/01/2029	USD	1,000,000	987,500
Co3
BCPE Empire Holdings Inc[3]	7.625%	05/01/2027	USD	250,000	255,268
Beacon Roofing Supply Inc[3]	4.125%	05/15/2029	USD	1,050,000	1,049,444
Goodyear Tire & Rubber Co	5.625%	04/30/2033	USD	1,000,000	1,091,249
Interface Inc[3]	5.500%	12/01/2028	USD	1,324,000	1,386,890

The accompanying notes are an integral part

of these financial statements.

8

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 74.1%
Corporate Bonds - 71.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)
Ken Garff Automotive LLC[3]	4.875%	09/15/2028	USD	600,000	600,750
Lithia Motors Inc[3]	3.875%	06/01/2029	USD	250,000	255,225
PetSmart Inc / PetSmart Finance Corp[3]	4.750%	02/15/2028	USD	250,000	256,563
PetSmart Inc / PetSmart Finance Corp[3]	7.750%	02/15/2029	USD	500,000	543,125
Sonic Automotive Inc[3]	4.875%	11/15/2031	USD	1,000,000	1,009,700
Station Casinos LLC[3]	4.625%	12/01/2031	USD	500,000	504,100
STL Holding Co LLC[3]	7.500%	02/15/2026	USD	1,500,000	1,587,930
Vista Outdoor Inc[3]	4.500%	03/15/2029	USD	500,000	503,125
Wabash National Corp[3]	4.500%	10/15/2028	USD	125,000	126,250
					12,528,334
Consumer Non-Cyclical - 11.3%
AHP Health Partners Inc[3]	5.750%	07/15/2029	USD	500,000	495,000
Allied Universal Holdco LLC/Allied Universal	4.625%	06/01/2028	USD	125,000	122,686
Finance Corp/Atlas Luxco 4 Sarl[3]
Allied Universal Holdco LLC/Allied Universal	4.625%	06/01/2028	USD	1,125,000	1,124,303
Finance Corp/Atlas Luxco 4 Sarl[3]
Bausch Health Cos Inc[3]	4.875%	06/01/2028	USD	250,000	255,625
Bausch Health Cos Inc[3]	5.000%	02/15/2029	USD	125,000	110,313
Bausch Health Cos Inc[3]	6.250%	02/15/2029	USD	100,000	95,024
Bausch Health Cos Inc[3]	5.250%	01/30/2030	USD	1,000,000	880,000
Bausch Health Cos Inc[3]	5.250%	02/15/2031	USD	50,000	43,938
Emergent BioSolutions Inc[3]	3.875%	08/15/2028	USD	1,000,000	959,770
HealthEquity Inc[3]	4.500%	10/01/2029	USD	250,000	247,500
Jazz Securities DAC[3]	4.375%	01/15/2029	USD	250,000	258,860
Mozart Debt Merger Sub Inc[3]	3.875%	04/01/2029	USD	500,000	498,235
Mozart Debt Merger Sub Inc[3]	5.250%	10/01/2029	USD	500,000	506,820
Nielsen Finance LLC / Nielsen Finance Co3	4.750%	07/15/2031	USD	2,000,000	1,975,000
Organon & Co / Organon Foreign Debt Co-Issuer BV3	4.125%	04/30/2028	USD	250,000	254,063
Par Pharmaceutical Inc[3]	7.500%	04/01/2027	USD	1,000,000	1,021,930
PROG Holdings Inc[3]	6.000%	11/15/2029	USD	2,000,000	2,057,920
Rent-A-Center Inc[3]	6.375%	02/15/2029	USD	1,500,000	1,563,750
Sotheby’s/Bidfair Holdings Inc[3]	5.875%	06/01/2029	USD	500,000	510,000
Tenet Healthcare Corp[3]	4.375%	01/15/2030	USD	500,000	506,340
United Natural Foods Inc[3]	6.750%	10/15/2028	USD	1,000,000	1,070,799
US Foods Inc[3]	4.625%	06/01/2030	USD	205,000	207,050
Vizient Inc[4]	6.250%	05/15/2027	USD	315,000	328,780
					15,093,706
Energy - 7.7%
Colgate Energy Partners III LLC[3]	5.875%	07/01/2029	USD	500,000	515,000
CQP Holdco LP / BIP-V Chinook Holdco LLC[3]	5.500%	06/15/2031	USD	1,073,000	1,119,944
DCP Midstream Operating LP, 5.850%3, 4	3M USD L + 5.850%	05/21/2043	USD	2,000,000	1,940,000
Global Partners LP / GLP Finance Corp	7.000%	08/01/2027	USD	1,500,000	1,556,250
Howard Midstream Energy Partners LLC[3]	6.750%	01/15/2027	USD	125,000	128,088
ITT Holdings LLC[3]	6.500%	08/01/2029	USD	1,000,000	990,000
Midwest Connector Capital Co LLC[3]	4.625%	04/01/2029	USD	1,000,000	1,077,234
PBF Holding Co LLC / PBF Finance Corp[3]	9.250%	05/15/2025	USD	1,000,000	951,250
PBF Holding Co LLC / PBF Finance Corp	7.250%	06/15/2025	USD	1,064,000	754,056

The accompanying notes are an integral part

of these financial statements.

9

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 74.1%
Corporate Bonds - 71.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)
PBF Holding Co LLC / PBF Finance Corp	6.000%	02/15/2028	USD	500,000	321,250
TransMontaigne Partners LP / TLP Finance Corp	6.125%	02/15/2026	USD	1,000,000	988,750
					10,341,822
Financial - 15.6%
Burford Capital Global Finance LLC[3]	6.250%	04/15/2028	USD	1,500,000	1,593,750
Freedom Mortgage Corp[3]	8.250%	04/15/2025	USD	782,000	800,573
Freedom Mortgage Corp[3]	6.625%	01/15/2027	USD	1,000,000	977,500
GEO Group Inc	5.125%	04/01/2023	USD	1,875,000	1,785,938
Howard Hughes Corp[3]	4.375%	02/01/2031	USD	3,000,000	3,030,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp	4.750%	09/15/2024	USD	250,000	259,375
Iron Mountain Inc 3	5.250%	07/15/2030	USD	500,000	526,911
Iron Mountain Inc 3	5.000%	07/15/2028	USD	250,000	256,875
Iron Mountain Inc[3]	4.875%	09/15/2029	USD	250,000	258,745
Iron Mountain Inc[3]	5.625%	07/15/2032	USD	250,000	267,546
iStar Inc	5.500%	02/15/2026	USD	1,500,000	1,552,500
LFS Topco LLC[3]	5.875%	10/15/2026	USD	950,000	980,875
LPL Holdings Inc[3]	4.000%	03/15/2029	USD	1,250,000	1,279,688
MGIC Investment Corp, 9.000%3, 4	6M USD L + 9.000%	04/01/2063	USD	2,275,000	3,037,125
Nationstar Mortgage Holdings Inc[3]	5.500%	08/15/2028	USD	250,000	255,000
Nationstar Mortgage Holdings Inc[3]	5.750%	11/15/2031	USD	750,000	746,250
New Residential Investment Corp 3	6.250%	10/15/2025	USD	1,250,000	1,255,538
PHH Mortgage Corp[3]	7.875%	03/15/2026	USD	125,000	129,239
Service Properties Trust	7.500%	09/15/2025	USD	1,250,000	1,354,837
Service Properties Trust	5.500%	12/15/2027	USD	500,000	513,468
					20,861,733
Industrial - 6.6%
BWX Technologies Inc[3]	4.125%	06/30/2028	USD	500,000	507,500
Covanta Holding Corp[3]	4.875%	12/01/2029	USD	1,000,000	1,015,000
Dycom Industries Inc[3]	4.500%	04/15/2029	USD	800,000	815,000
First Student Bidco Inc / First Transit Parent Inc[3]	4.000%	07/31/2029	USD	250,000	243,000
Graham Packaging Co Inc[3]	7.125%	08/15/2028	USD	500,000	517,540
Graphic Packaging International LLC[3]	3.750%	02/01/2030	USD	500,000	505,350
LABL Inc[3]	5.875%	11/01/2028	USD	250,000	257,656
LABL Inc[3]	8.250%	11/01/2029	USD	750,000	754,163
OT Merger Corp[3]	7.875%	10/15/2029	USD	125,000	122,969
Pactiv Evergreen Group Issuer LLC / Pactiv	4.375%	10/15/2028	USD	1,250,000	1,240,625
Evergreen Group Issuer Inc[3]
Roller Bearing Co of America Inc[3]	4.375%	10/15/2029	USD	125,000	127,500
TriMas Corp[3]	4.125%	04/15/2029	USD	1,250,000	1,253,125
Waste Pro USA Inc[3]	5.500%	02/15/2026	USD	750,000	746,249
Weekley Homes LLC / Weekley Finance Corp[3]	4.875%	09/15/2028	USD	750,000	772,499
					8,878,176

The accompanying notes are an integral part

of these financial statements.

10

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 74.1%
Corporate Bonds - 71.4%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Utilities - 0.9%
Vistra Corp, 7.000%3, 4	H15T5Y + 7.000%	12/31/2049	USD	1,000,000	1,012,890
Vistra Operations Co LLC[3]	4.375%	05/01/2029	USD	250,000	250,408
					1,263,298
Total United States					83,850,946

Total Corporate Bonds					95,619,228
(Cost $94,734,974)

Preferred Bonds - 2.1%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)
United States - 2.1%
Financial - 2.1%
ILFC E-Capital Trust I, 4.425%3, 4	3M USD L + 3.370%	12/21/2065	USD	2,455,000	2,025,375
ILFC E-Capital Trust II, 2.626%3, 4	3M USD L + 3.670%	12/21/2065	USD	1,000,000	852,500
					2,877,875
Total United States					2,877,875

Total Preferred bonds					2,877,875
(Cost $2,346,535)

The accompanying notes are an integral part

of these financial statements.

11

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 74.1% Short-Term Investment Funds - 0.6%	Shares	Fair Value ($)

United States - 0.6%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 0.01%	805,094	805,094
Total Short-Term Investment Funds		805,094
(Cost $805,094)

TOTAL INVESTMENTS IN SECURITIES - 74.1%		99,302,197
(Cost $97,886,603)

Other Assets and Liabilities - 2.9%		3,830,408

TOTAL MEMBERS’ EQUITY - 100%		133,924,568

Percentage totals above may not recalculate due to rounding

[1]	The investment objective of the affiliated fund is to maximize total return consistent with preservation of capital and prudent investment management. The affiliated fund seeks to generate higher returns than the Credit Suisse Leveraged Loan Index over multiple year time periods. The Fund may redeem some or all of its interest on any date on which net asset value is determined on 30 calendar days advance written notice. Any redemption made by the Fund within 90 days of its initial investment may be subject to an early redemption fee payable to the affiliated fund of up to 1.5% of the amount redeemed.
[2]	The financial statements of the affiliated fund are available per request from the Manager.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $86,297,495 or 64.4% of net assets.
[4]	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.

USD - United States Dollar

3M USD L - 3 Month LIBOR as of December 31, 2021 was 0.210%

6M USD L - 6 Month LIBOR as of December 31, 2021 was 0.340%

LIBOR - London Interbank Offered Rate

H15T5Y - U.S. Treasury Yield Curve Rate T Constant Maturity 5 year as of December 31, 2021 was 0.014%

The accompanying notes are an integral part

of these financial statements.

12

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Notes to Financial Statements
December 31, 2021

1.	Fund Organization and Investment Objective

Barrow Hanley Investment Funds LLC (the “Company”) is a Delaware series limited liability company formed under a Certificate of Formation dated December 1, 2020. Under Delaware law, a series of a limited liability company is treated as if it were a separate legal entity, and assets of one series are not subject to liabilities of another series within the same limited liability company. Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund (the “Fund”) is a series of the Company. Barrow, Hanley, Mewhinney & Strauss, LLC, serves as the investment adviser and managing member (the “Investment Adviser” or “Managing Member”) of the Fund. The Fund seeks to outperform the Merrill Lynch U.S. High Yield BB-B Index over multiple year time periods.

The Managing Member has appointed Northeast Retirement Services, LLC (“NRS”), a wholly owned subsidiary of Community Bank System, Inc., as the manager of the Company (the “Manager”). Under this agreement, NRS is to provide services generally described as institutional transfer agency services and fund administration services.

The Managing Member has appointed The Bank of New York Mellon Corporation to provide certain administrative services and to maintain the Fund’s books of account.

2.	Summary of Significant Accounting Policies

A. Basis of Preparation

The Fund qualifies as an investment company under Financial Accounting Standards Board (“FASB”) Codification Topic 946 and applies the specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements are presented in United States dollars (“USD”), which is also the functional currency of the Fund.

B. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements, and the reported amounts of increases and decreases in members’ equity from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

C. Security Valuation

The investment valuation policy of the Fund is to value investments at fair value, which is generally defined as the price that could reasonably be expected to be received from an orderly transaction to sell an asset or paid to transfer a liability between market participants. Where market quotes are readily available on a specific valuation date, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available on a specific valuation date, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value in accordance with the valuation procedures approved by management. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price or last reported sales price. It is possible the estimated values may differ significantly from the values which would have been used by the Fund had an active market for the investments existed. These differences could be material.

13

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

Fair Value Hierarchy

The Fund values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2	Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in valuing a portfolio instrument. These may include quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical assets or liabilities in markets that are not active, or observable inputs other than quoted prices (such as interest rates, yield curves, foreign exchange rates, volatilities, prepayment speeds, and credit risk) or other market corroborated inputs.
Level 3	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect assumptions made about the factors market participants would use in valuing a portfolio instrument, and would be based on the best information available.

The level of an investment asset or liability within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

Valuation Methodology and Inputs

The following inputs and techniques may be used to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Debt securities are valued at the mean of the bid and ask or evaluated bid prices as determined by an independent pricing service, taking into consideration recent transactions of the security or similar securities, yield, liquidity, risk, credit quality, coupon, maturity, type or issue and any other factors or market data the pricing service deems relevant. These securities are generally categorized in Level 2 if inputs are observable and timely; otherwise they would be categorized as Level 3.

Investments in affiliated funds are valued based on the member’s equity per unit of the affiliated funds, as a practical expedient. The members’ equity per share are provided by the Manager of the affiliated funds.

Investments in short-term investment funds are valued at their net asset value (“NAV”) as quoted in active markets and are categorized in Level 1 of the fair value hierarchy. In circumstances in which the fair value of short-term investment funds in which the Fund invests is not readily available, NAV per share as reported by the underlying short-term funds’ manager without further adjustment is applied as a practical expedient if such NAV has been determined in accordance with the specialized accounting guidance for investment companies as of the Fund’s measurement date. These investments are excluded from the fair value hierarchy.

14

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

The following is a summary of investments within the fair value hierarchy, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodologies used for valuing investments and other financial instruments may not be an indication of the risk associated with investing in those securities.

Investments in affiliated funds - Assets	Level 1	Level 2	Level 3	Total

Limited Liability Companies (a)	$-	$-	$-	$30,791,963
Total	$-	$-	$-	$30,791,963
Investments in securities - Assets
Corporate Bonds	$-	$95,619,228	$-	$95,619,228
Preferred Bonds	-	2,877,875	-	2,877,875
Short-Term Investment Funds	805,094	-	-	805,094
Total	$805,094	$98,497,103	$-	$99,302,197

(a)	In accordance with FASB Codification Subtopic 820-10, certain investments that are measured at fair value using members’ equity per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Financial Condition.

Level 3 investments, if any, at the beginning and/or end of the year in relation to members’ equity were not significant and accordingly, additional disclosures of Level 3 assets for the year ended December 31, 2021 are not presented for the Fund.

D. Investment Transactions and Related Income and Expenses

Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income, including distributions from underlying funds, if any, and corporate actions, net of taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the ex-dividend date notification. Dividends that are declared, which are paid out of long-term capital gains, if any, are classified as realized gains and losses. Interest income is accrued daily and determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Inflation adjustments and paydown gains and losses are included in interest income. Income, non-class specific operating expenses and realized and, unrealized gains and losses are allocated daily to each class of the Fund based upon the proportion of relative members’ equity of each class at the beginning of each day.

E. Taxes

The Fund was established to operate as a partnership for income tax purposes. For income tax purposes, all items of taxable income, gain, loss, deduction, and credit will be allocated among the members of each Fund at the end of each fiscal year in a manner consistent with their economic interests in that Fund. In light of the fact that a fund is not obligated to make distributions, to the extent that the Fund’s investment activities are successful, members may receive allocations of income and loss, and may incur tax liabilities from an investment in the Fund without receiving cash distributions from the Fund with which to pay those liabilities. The Fund may be subject to taxes imposed by countries in which it invests as provided by the applicable jurisdiction’s statute of limitations. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

The Fund complies with the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management has determined that there are no reserves for uncertain tax positions necessary for the year ended December 31, 2021. Management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Fund's current and prior tax periods, for which the applicable statute of limitations have not expired, remain subject to examination by the Internal Revenue Service and certain other tax jurisdictions.

15

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

F. Distributions to Members

Net investment income and net realized gains are retained by the Fund.

G. Issuances and Redemptions of Units

The members’ equity per unit of the Fund is determined each business day (a “Valuation Date”). Subscriptions and redemptions of units by qualified purchasers may be processed pursuant to notice entered in the records of NRS on any Valuation Date.

A member may redeem some or all of its interest on any date on which members’ equity value is determined on 30 calendar days’ advance written notice. Any redemption made by a member within 90 days of its initial investment may be subject to an early redemption fee payable to the Fund of up to 1.5% of the amount redeemed. For the year ended December 31, 2021, no redemption fees were charged.

3.	Expenses

Pursuant to the Private Placement Memorandum and the Subscription Documents, the Fund will pay transaction fees and other expenses from the Fund’s assets.

In general, members will be charged an investment advisory fee to the Managing Member. The investment advisory fee is treated as a direct obligation of each unitholder to the Managing Member. These fees can be paid by the member either (a) inside the account by redeeming units or (b) outside the account by direct invoice. Accordingly, such fees are not expenses of the Fund.

The investment advisory fee is calculated monthly with respect to each member as disclosed in the Subscription Documents and unless a lower fee structure has been negotiated, is calculated at an annual rate between 0.75% and 0.15% of the member’s equity.

The Company may be composed of multiple funds. Expenses which cannot be directly attributed to a fund within the Company are apportioned among the funds in the Company in an equitable manner as defined by the Manager.

Related Party Fees

The Manager provides services generally described as institutional transfer agency services and fund administration services. The Manager fee is accrued and paid monthly in arrears and is calculated as $50,000 per fund per year plus an additional $1,000 per class and 0.10 basis points on average daily members’ equity, subject to a relationship minimum of $300,000 per annum for the Company.

4.	Investment Transactions

The cost of purchases (including purchases in-kind, if any) and proceeds from disposal (including disposals in-kind, if any) of investment securities, excluding short-term investments, were $97,261,956 and $81,319,704 respectively.

16

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

5.	Concentration of Ownership

One member had members’ equity in excess of 10% of the Fund’s total members’ equity at December 31, 2021, and comprised approximately 27% of the Fund.

6.	Risks and Uncertainties

A. Market and Geopolitical Risk

The value of the securities the Fund holds may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, and global demand for particular products or resources. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, epidemics, sanctions, social and political discord or debt crises and downgrades, among others, may also result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such events could have a significant adverse impact on the fair value and risk profile of the Fund’s portfolio.

B. Credit and Interest Rate Risk

The Fund may be exposed to the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. The Fund may maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such the Fund has credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s members’ equity or distributions, if any. The Fund minimizes credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to the Fund when deemed necessary.

Interest rate risk is the risk that fixed income securities will decline in fair value because of changes in interest rates. Fixed income producing securities are subject to certain risks, including (i) if interest rates go up, the fair value of fixed income-producing securities in the Fund’s portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom “UK” Financial Conduct Authority (FCA) announced a desire to phase out the use of LIBOR. The FCA has confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (1) immediately after December 31, 2021, in the case of all British Pound, Euro, Swiss Franc and Japanese Yen settings, and the 1-week and 2-month USD settings; and (2) immediately after June 30, 2023, in the case of the remaining USD settings. Regulators and industry working groups have suggested alternative reference rates and global consensus is growing around the process for amending existing contracts or instruments to transition away from LIBOR. There does remain some uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR, among other “IBOR” reference rates, may lead to increased volatility and illiquidity in markets that are tied to IBOR reference rates, reduced values of IBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

17

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

C. Short-Term Investment Funds Risk

Investments in short-term investment funds held by the Fund are subject to certain risks including interest rate risk, market risk and credit risk. Such investments are generally not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although short-term investment funds seek to preserve the value of investors’ capital at $1 per share, it is possible to lose money by investing in a short-term investment fund.

D. Foreign Issuer Risk

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States of America, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

7.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

8.	Transactions with Affiliates

The Fund invests in an underlying fund which has a common Investment Adviser. The Fund does not invest in the underlying Limited Liability Company to exercise a controlling influence over the management or policies. Fees charged by the Manager in the underlying Limited Liability Company are waived for the Fund. There were no distributions paid by the underlying Limited Liability Company. Investments in underlying funds for the year ended December 31, 2021 were as follows:

Fund Name	Value beginning of the year 12/31/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value end of the year 12/31/2021
Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund	$27,050,563	$2,000,000	$-	$-	$1,741,400	$30,791,963

18

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss High Yield Fixed Income Fund

Notes to Financial Statements (Continued)
December 31, 2021

9.	Subsequent Events

Management has evaluated subsequent events after December 31, 2021, through April 11, 2022, the date the financial statements were available to be issued and other than the following, have not identified any subsequent events requiring adjustment or disclosure in the financial statements.

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia as a result of these actions. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The current political and financial uncertainty surrounding Russia and Ukraine may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with the valuation policy and investment objective of the Fund.

On March 17, 2022, the Managing Member approved an Agreement and Plan of Reorganization pursuant to which, on or about April 12, 2022, the Barrow Hanley Credit Opportunities Fund, a newly formed open-end management investment company registered under the Investment Company Act of 1940, as amended (the “RIC”), a series of The Advisors’ Inner Circle Fund III, will acquire all or substantially all of the assets of the Fund, including without limitation all or substantially all cash, cash equivalents, securities, interest and dividend receivables and rights to register shares under applicable securities laws owned by the Fund, and will assume all of the Fund’s known liabilities as of such date in exchange for I Shares of beneficial interest of the RIC and will simultaneously distribute, in accordance with the applicable provisions of the Fund’s governing documents, such I Shares of beneficial interest of the RIC to the members of the Fund in redemption of all outstanding members’ interests of the Fund and in complete liquidation of the Fund.

19

Barrow Hanley Investment Funds LLC
Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund
Financial Statements
(With Independent Auditor’s Report Herein)
December 31, 2021

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

December 31, 2021

Page
Independent Auditor’s Report	1 - 2
Financial Statements:
Statement of Financial Condition	3
Statement of Operations	4
Statement of Changes in Members’ Equity	5
Financial Highlights	6
Schedule of Investments	7 - 12
Notes to Financial Statements	13 - 18

Independent Auditor’s Report

To the Members of

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Opinion

We have audited the accompanying financial statements of Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2021, and the related statements of operations and changes in members’ equity and financial highlights for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund as of December 31, 2021, and the results of its operations, changes in its members’ equity, and financial highlights for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

C O H E N & COMPANY, LTD.

800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Milwaukee, Wisconsin
April 11, 2022

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Statement of Financial Condition December 31, 2021

Assets
Investments in securities, at fair value (cost $118,581,887)	$119,960,047
Receivable for investments sold	7,395,711
Interest receivable	282,779
Dividends receivable	6
Expense reimbursement receivable	9,000
Total assets	127,647,543

Liabilities
Payable for investments purchased	8,186,321
Transfer agent fees payable	13,721
Accrued expenses and other liabilities	16,589
Total liabilities	8,216,631

Members’ Equity (10,108,687 units outstanding, at $11.81 per unit)	$119,430,912

The accompanying notes are an integral part

of these financial statements.

3

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Statement of Operations Year Ended December 31, 2021

Investment income
Interest income	$5,670,057
Dividend income	381
Other income	54,311
Total investment income	5,724,749

Expenses
Accounting and custody fees	52,899
Transfer agent fees	51,149
Professional fees	43,942
Total expenses	147,990
Expense reimbursements	(39,250)
Net expenses	108,740
Net investment income (loss)	5,616,009

Net realized and change in unrealized gain (loss):
Net realized gain (loss):
Investments in securities	(1,395,797)
Net realized gain (loss)	(1,395,797)

Net change in unrealized appreciation/depreciation:
Investments in securities	2,669,113
Net change in unrealized appreciation/depreciation	2,669,113
Net realized and change in unrealized gain (loss)	1,273,316
Net increase (decrease) in members’ equity resulting from operations	$6,889,325

The accompanying notes are an integral part

of these financial statements.

4

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Statement of Changes in Members’ Equity Year Ended December 31, 2021

From operations
Net investment income (loss)	$5,616,009
Net realized gain (loss)	(1,395,797)
Net change in unrealized appreciation/depreciation	2,669,113
Net increase (decrease) in members’ equity resulting from operations	6,889,325
From members’ equity transactions
Net increase (decrease) in members’ equity resulting from members’ transactions	5,750,000
Net increase (decrease) in members’ equity	12,639,325
Members’ Equity
Beginning of year	106,791,587
End of year	$119,430,912

Membership Interests	Units	Amount
Members’ transactions for the Fund were as follows:
Units issued	503,853	$5,750,000
Units redeemed	-	-
	503,853	5,750,000
Net increase (decrease) in members’ equity resulting from members’ transactions		$5,750,000

The accompanying notes are an integral part

of these financial statements.

5

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Financial Highlights

Year Ended December 31, 2021

Selected Per Unit Data
Members’ equity per unit, beginning of year	$11.12
Net investment income (loss)[1]	0.56
Net realized and change in unrealized gain (loss)[2]	0.13
Total from investment operations	0.69
Members’ equity per unit, end of year	$11.81
Total return (%)[3]	6.21
Ratios to Average Members’ Equity[4]
Ratio of expenses, gross (%)	0.13
Ratio of expenses, net (%)	0.09
Ratio of net investment income (loss) (%)	4.89

Supplemental Data
Portfolio Turnover Rate (%)	58.66

1	Net investment income (loss) per unit has been calculated based upon an average of daily units outstanding.
2	Realized and change in unrealized gain (loss) per unit in this caption are balancing amounts necessary to reconcile the change in members’ equity per unit for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to unit transactions for the year.
3	Total return calculation is based on the value of a single unit outstanding throughout the year. It represents the percentage change in the members’ equity per unit between the beginning and end of the year. An individual member’s return may vary based on the timing of unit transactions. The return may be reduced by fees which were incurred by individual members’ accounts outside of the Fund.
4	Calculations include only those expenses charged directly to the Fund and do not include expenses charged to the funds in which the Fund invests.

The accompanying notes are an integral part

of these financial statements.

6

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Schedule of Investments

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 100.4% Common Stock - 0.1%	Shares	Fair Value ($)

United States - 0.1%
Financials - 0.1%
New TMW Topco Inc	23,321	169,436

Total Common Stock		169,436
(Cost $0)

Bank Loans - 97.0%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Canada - 1.7%
Consumer Cyclical - 0.4%
Great Canadian Gaming Corp	3M USD L + 4.00%	11/01/2026	USD	500,000	501,720

Industrial - 1.3%
GFL Environmental Inc	3M USD L + 3.00%	12/21/2025	USD	1,498,612	1,504,231
Total Canada					2,005,951

Hong Kong - 5.1%
Basic Materials - 0.4%
DuBois Chemicals Group Inc	1M USD L + 4.50%	10/08/2026	USD	497,500	497,500

Communications - 1.9%
CNT Holdings I Corp	1M USD L + 3.75%	11/08/2027	USD	1,492,500	1,497,009
CNT Holdings I Corp	1M USD L + 6.75%	11/06/2028	USD	750,000	756,563
					2,253,572
Consumer Non-Cyclical - 2.1%
CPI International Inc	3M USD L + 3.50%	07/26/2024	USD	417,037	417,142
Da Vinci Purchaser Corp	1M USD L + 4.00%	01/08/2027	USD	1,986,209	2,010,155
					2,427,297
Industrial - 0.7%
Compass Power Generation LLC	3M USD L + 3.50%	12/20/2024	USD	878,936	876,739
Total Hong Kong					6,055,108

Ireland - 22.2%
Basic Materials - 1.8%
Polar US Borrower LLC	3M USD L + 4.75%	10/16/2025	USD	907,203	908,904
Sparta US HoldCo LLC	1M USD L + 3.50%	08/02/2028	USD	250,000	250,625
WR Grace Holdings LLC	1M USD L + 3.75%	09/22/2028	USD	1,000,000	1,003,000
					2,162,529
Communications - 1.7%
Proofpoint Inc	1M USD L + 3.25%	08/31/2028	USD	500,000	498,713
UPC Financing Partnership	1M USD L + 3.00%	01/31/2029	USD	1,000,000	997,810
Virgin Media Bristol LLC	1M USD L + 3.25%	01/31/2029	USD	500,000	500,510
					1,997,033

The accompanying notes are an integral part

of these financial statements.

7

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 100.4%
Bank Loans - 97.0%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Consumer Cyclical - 2.5%
Superior Industries International Inc	3M USD L + 4.00%	05/23/2024	USD	453,742	453,459
Topgolf International Inc	1M USD L + 6.25%	02/08/2026	USD	979,924	996,460
Victoria's Secret & Co	1M USD L + 3.25%	08/02/2028	USD	500,000	499,690
Woof Holdings Inc	1M USD L + 3.75%	12/21/2027	USD	497,500	498,590
Woof Holdings Inc	1M USD L + 7.25%	12/21/2028	USD	500,000	505,315
					2,953,514
Consumer Non-Cyclical - 6.0%
Endo Luxembourg Finance Co I Sarl	1M USD L + 5.00%	03/25/2028	USD	1,482,756	1,445,969
Jazz Financing Lux Sarl	1M USD L + 3.50%	05/05/2028	USD	997,500	1,002,428
LifePoint Health Inc	1M USD L + 3.75%	11/16/2025	USD	1,520,362	1,521,114
Rent-A-Center Inc/TX	1M USD L + 3.25%	02/17/2028	USD	995,000	995,627
Sunshine Luxembourg VII Sarl	1M USD L + 3.75%	10/02/2026	USD	990,025	995,079
Verscend Holding Corp	1M USD L + 4.00%	08/27/2025	USD	735,654	736,390
Women's Care Holdings Inc	1M USD L + 4.50%	01/15/2028	USD	498,750	498,625
					7,195,232
Financial - 2.4%
Russell Investments US Institutional Holdco Inc	1M USD L + 3.50%	05/30/2025	USD	2,000,000	2,002,250
Zebra Buyer LLC	1M USD L + 3.25%	11/02/2028	USD	887,097	899,173
					2,901,423
Industrial - 5.8%
Pactiv Evergreen Group Holdings Inc	1M USD L + 3.50%	09/24/2028	USD	1,000,000	1,000,000
Potters Borrower LP	1M USD L + 4.00%	12/14/2027	USD	1,492,500	1,497,172
Pregis TopCo LLC	1M USD L + 4.00%	08/01/2026	USD	250,000	249,063
Pro Mach Group Inc	1M USD L + 4.00%	08/31/2028	USD	888,268	892,461
Service Logic Acquisition Inc	1M USD L +4.00%	10/29/2027	USD	919,807	918,505
Spirit AeroSystems Inc	1M USD L + 3.75%	01/15/2025	USD	498,125	499,495
Werner FinCo LP	3M USD L + 4.00%	07/24/2024	USD	1,932,079	1,932,079
					6,988,775
Technology - 2.0%
RealPage Inc	1M USD L + 3.25%	04/22/2028	USD	500,000	507,428
Ultimate Software Group Inc	3M USD L + 3.75%	05/03/2026	USD	980,000	978,383
Ultra Clean Holdings Inc	1M USD L + 3.75%	08/27/2025	USD	901,605	903,859
					2,389,670
Total Ireland					26,588,176

Russia - 14.7%
Consumer Cyclical - 5.9%
AAdvantage Loyalty IP Ltd	1M USD L + 4.75%	04/20/2028	USD	500,000	518,973
Adient US LLC	1M USD L + 3.50%	04/08/2028	USD	2,992,500	2,996,869
BCPE Empire Holdings Inc	3M USD L + 4.00%	06/12/2026	USD	2,500,000	2,496,100
BRE/Everbright M6 Borrower LLC	1M USD L + 5.00%	09/09/2026	USD	1,000,000	1,007,505
					7,019,447

The accompanying notes are an integral part

of these financial statements.

8

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 100.4%
Bank Loans - 97.0%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Consumer Non-Cyclical - 3.1%
Allied Universal Holdco LLC	1M USD L + 3.75%	05/14/2028	USD	1,975,000	1,971,060
Alpine US Bidco LLC	1M USD L + 5.25%	04/13/2028	USD	428,288	427,218
ATI Holdings Acquisition Inc	3M USD L + 3.50%	05/10/2023	USD	992,697	957,421
Atkins Nutritionals Holdings Inc	1M USD L + 3.75%	07/07/2024	USD	329,138	332,069
					3,687,768
Energy - 1.2%
BCP Raptor II LLC	3M USD L + 4.75%	11/03/2025	USD	488,604	487,260
BCP Raptor LLC	3M USD L + 4.25%	06/30/2024	USD	937,895	938,224
					1,425,484
Financial - 0.8%
Asurion LLC	1M USD L + 5.25%	01/15/2029	USD	1,000,000	997,190

Industrial - 3.7%
Aegion Corp	1M USD L + 4.75%	05/17/2028	USD	1,000,000	1,005,830
Alliance Laundry Systems LLC	1M USD L + 3.50%	10/08/2027	USD	981,786	983,573
ASP Blade Holdings Inc	1M USD L + 4.00%	10/15/2028	USD	1,000,000	1,001,250
Ball Metalpack Finco LLC	3M USD L + 4.50%	07/31/2025	USD	973,623	976,057
Ball Metalpack Finco LLC	3M USD L + 8.75%	07/31/2026	USD	500,000	497,708
					4,464,418
Total Russia					17,594,307

United States - 53.3%
Basic Materials - 3.4%
Nouryon USA LLC	1M USD L + 3.00%	10/01/2025	USD	1,124,640	1,122,182
Schweitzer-Mauduit International Inc	1M USD L + 3.75%	02/09/2028	USD	2,992,500	2,988,759
					4,110,941
Communications - 5.5%
ABG Intermediate Holdings 2 LLC, Initial Term	S + 3.50%	12/21/2028	USD	1,000,000	992,499
Loan, Second Lien
ABG Intermediate Holdings 2 LLC	S + 6.00%	12/20/2029	USD	250,000	247,500
CSC Holdings LLC	1M USD L + 2.50%	04/15/2027	USD	473,873	467,920
EW Scripps Co	1M USD L + 3.00%	01/07/2028	USD	433,750	434,231
Frontier Communications Holdings LLC	1M USD L + 3.75%	10/08/2027	USD	995,000	995,746
LCPR Loan Financing LLC	1M USD L + 3.75%	10/15/2028	USD	500,000	502,890
Magnite Inc	1M USD L + 5.00%	04/30/2028	USD	1,496,250	1,492,509
ORBCOMM Inc	1M USD L + 4.25%	09/01/2028	USD	500,000	500,625
Virgin Media Bristol LLC	1M USD L + 2.50%	01/31/2028	USD	1,000,000	992,295
					6,626,215
Consumer Cyclical - 2.3%
AI Aqua Merger Sub Inc	1M USD L + 4.00%	06/16/2028	USD	222,222	223,114
Mileage Plus Holdings LLC	1M USD L + 5.25%	06/20/2027	USD	1,000,000	1,057,255
MSP Law Firm PLLC	3M USD L + 18.50%	04/09/2025	USD	500,000	500,000
PetSmart LLC	1M USD L + 3.75%	02/12/2028	USD	997,500	1,000,308
					2,780,677

The accompanying notes are an integral part

of these financial statements.

9

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 100.4%
Bank Loans - 97.0%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Consumer Non-Cyclical - 14.9%
8th Avenue Food & Provisions Inc	1M USD L + 4.75%	10/01/2025	USD	1,000,000	1,012,500
Bella Holding Co LLC	1M USD L + 3.75%	04/01/2028	USD	1,000,000	1,000,730
BIFM/Brokfield Global	1M USD L + 3.50%	05/01/2026	USD	975,481	968,165
Mozart Borrower LP	1M USD L + 3.25%	10/21/2028	USD	1,000,000	1,000,905
NAB Holdings LLC	3M USD L + 3.00%	11/23/2028	USD	1,000,000	996,320
National Mentor Holdings Inc	1M USD L + 3.75%	03/02/2028	USD	58,309	57,762
National Mentor Holdings Inc	1M USD L + 3.75%	03/02/2028	USD	1,846,997	1,829,681
National Mentor Holdings Inc	1M USD L + 7.25%	03/02/2029	USD	500,000	499,375
Organon & Co	1M USD L + 3.00%	06/02/2028	USD	964,167	966,476
Padagis LLC	1M USD L + 4.75%	07/06/2028	USD	941,176	944,908
Paya Inc	1M USD L + 3.25%	06/25/2028	USD	1,000,000	998,750
PetIQ Holdings LLC	1M USD L + 4.25%	04/13/2028	USD	997,500	993,759
Service King	1M USD L + 6.75%	12/22/2025	USD	3,037,422	2,906,858
Sharp Midco LLC	1M USD L + 4.00%	12/14/2028	USD	2,000,000	1,998,750
Thyssen Elevators Co	3M USD L + 3.50%	07/29/2027	USD	1,488,787	1,491,683
					17,666,622
Energy - 2.4%
CQP Holdco LP	3M USD L + 3.75%	12/31/2024	USD	1,995,000	1,992,915
EPIC Crude Services LP	3M USD L + 5.00%	03/01/2026	USD	493,750	386,977
Navitas Midstream Midland Basin LLC	1M USD L + 4.00%	12/13/2024	USD	498,705	498,829
					2,878,721
Financial - 6.7%
Ascensus Holdings Inc	3M USD L + 3.50%	05/04/2026	USD	1,000,000	996,250
GEO Group Inc	3M USD L + 2.00%	03/23/2024	USD	2,438,717	2,289,199
Greystone Select Financial LLC	1M USD L + 5.00%	06/17/2028	USD	496,923	500,650
Jane Street Group LLC	1M USD L + 2.75%	01/26/2028	USD	1,488,750	1,479,289
LJ Ruby Holdings LLC	1M USD L +5.00%	08/26/2026	USD	1,696,599	1,696,599
Tegra118 Wealth Solutions Inc	1M USD L + 4.00%	02/18/2027	USD	987,500	989,228
					7,951,215
Government - 0.4%
Lakeshore Intermediate LLC	1M USD L + 3.50%	10/01/2028	USD	500,000	499,220

Industrial - 14.6%
ASP LS Acquisition Corp	1M USD L + 4.50%	05/07/2028	USD	1,000,000	1,002,345
ASP LS Acquisition Corp	1M USD L + 7.50%	05/07/2029	USD	250,000	252,189
Atlantic Aviation FBO Inc	1M USD L + 5.75%	07/13/2029	USD	250,000	253,829
Cobham Ultra US Co-Borrower LLC	S + 3.25%	11/17/2028	USD	1,000,000	999,065
Echo Global Logistics Inc	3M USD L + 3.75%	11/05/2028	USD	1,000,000	997,625
Engineered Machinery Holdings Inc	1M USD L + 6.00%	05/21/2029	USD	500,000	502,290
Excelitas Technologies Corp	3M USD L + 3.50%	12/01/2024	USD	498,705	501,198
Filtration Group Corp	1M USD L + 3.50%	10/21/2028	USD	1,750,000	1,750,368
First Student Bidco Inc	1M USD L + 3.00%	07/21/2028	USD	365,196	364,132
First Student Bidco Inc	1M USD L + 3.00%	07/21/2028	USD	134,804	134,411
Global IID Parent LLC	3M USD L + 4.50%	12/31/2024	USD	2,000,000	1,991,250
Graham Packaging Co Inc	1M USD L + 3.00%	08/04/2027	USD	1,462,144	1,460,082
Ingram Micro Inc	1M USD L + 3.50%	07/02/2028	USD	497,500	498,308

The accompanying notes are an integral part

of these financial statements.

10

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 100.4%
Bank Loans - 97.0%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

Kenan Advantage Group Inc	1M USD L + 3.75%	03/24/2026	USD	493,756	493,105
Kenan Advantage Group Inc	1M USD L + 7.25%	09/01/2027	USD	1,250,000	1,248,438
LABL Inc	1M USD L + 5.00%	10/29/2028	USD	1,000,000	1,000,105
Madison IAQ LLC	1M USD L + 3.25%	06/21/2028	USD	498,750	498,957
Osmose Utilities Services Inc	1M USD L + 3.25%	06/22/2028	USD	500,000	497,875
Welbilt Inc	3M USD L + 2.50%	10/23/2025	USD	1,475,000	1,472,234
WireCo WorldGroup Inc	3M USD L + 4.25%	12/31/2024	USD	1,500,000	1,500,945
					17,418,751
Technology - 3.1%
Lucid Energy Group II Borrower LLC	3M USD L + 4.25%	11/22/2028	USD	1,000,000	989,500
Peraton Corp	1M USD L + 3.75%	02/01/2028	USD	1,244,373	1,247,036
Taboola Inc	3M USD L + 4.00%	12/31/2024	USD	1,500,000	1,492,500
					3,729,036
Total United States					63,661,398

Total Bank Loans					115,904,940
(Cost $115,273,483)

Corporate Bonds - 0.2%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

United States - 0.2%
Energy - 0.2%
PBF Holding Co LLC / PBF Finance Corp[1]	9.250%	05/15/2025	USD	250,000	237,813

Total Corporate Bonds					237,813
(Cost $249,526)

The accompanying notes are an integral part

of these financial statements.

11

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 100.4%
Preferred Bonds - 2.2%	Interest Rate	Maturity Date	Currency	Principal	Fair Value ($)

United States - 2.2%
Financial - 2.2%
ILFC E-Capital Trust I, 4.425%1, 2	3M USD L + 3.37%	12/21/2065	USD	1,700,000	1,402,500
ILFC E-Capital Trust II, 2.626%1, 2	3M USD L + 3.67%	12/21/2065	USD	1,395,000	1,189,238
					2,591,738
Total Preferred Bonds					2,591,738
(Cost $2,002,758)

Short-Term Investment Funds - 0.9%	Shares	Fair Value ($)

United States - 0.9%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 0.01%	1,056,120	1,056,120
Total Short-Term Investment Funds		1,056,120
(Cost $1,056,120)

TOTAL INVESTMENTS IN SECURITIES - 100.4%		119,960,047
(Cost $118,581,887)

Other Assets and Liabilities - (0.4%)		(529,135)

TOTAL MEMBERS’ EQUITY - 100%		119,430,912

Percentage totals above may not recalculate due to rounding

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $2,829,551 or 2.4% of net assets.
[2]	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.

USD - United States Dollar

1M USD L - 1 Month LIBOR as of December 31, 2021 was 0.10%

3M USD L - 3 Month LIBOR as of December 31, 2021 was 0.21%

LIBOR - London Interbank Offered Rate

S - Secured Overnight Funding Rate as of December 31, 2021 was 0.05%

The accompanying notes are an integral part

of these financial statements.

12

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Notes to Financial Statements
December 31, 2021

1.	Fund Organization and Investment Objective

Barrow Hanley Investment Funds LLC (the “Company”) is a Delaware series limited liability company formed under a Certificate of Formation dated December 1, 2020. Under Delaware law, a series of a limited liability company is treated as if it were a separate legal entity, and assets of one series are not subject to liabilities of another series within the same limited liability company. Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund (the “Fund”) is a series of the Company. Barrow, Hanley, Mewhinney & Strauss, LLC, serves as the investment adviser and managing member (the “Investment Adviser” or “Managing Member”) of the Fund. The Fund’s investment objective is to maximize total return consistent with the preservation of capital and prudent investment management. The Fund seeks to generate return higher returns than the Credit Suisse Leveraged Loan Index over multiple year time periods.

The Managing Member has appointed Northeast Retirement Services, LLC (“NRS”), a wholly owned subsidiary of Community Bank System, Inc., as the manager of the Company (the “Manager”). Under this agreement, NRS is to provide services generally described as institutional transfer agency services and fund administration services.

The Managing Member has appointed The Bank of New York Mellon Corporation to provide certain administrative services and to maintain the Fund’s books of account.

2.	Summary of Significant Accounting Policies

A. Basis of Preparation

The Fund qualifies as an investment company under Financial Accounting Standards Board (“FASB”) Codification Topic 946 and applies the specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements are presented in United States dollars (“USD”), which is also the functional currency of the Fund.

B. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements, and the reported amounts of increases and decreases in members’ equity from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

C. Security Valuation

The investment valuation policy of the Fund is to value investments at fair value, which is generally defined as the price that could reasonably be expected to be received from an orderly transaction to sell an asset or paid to transfer a liability between market participants. Where market quotes are readily available on a specific valuation date, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available on a specific valuation date, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value in accordance with the valuation procedures approved by management. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price or last reported sales price. It is possible the estimated values may differ significantly from the values which would have been used by the Fund had an active market for the investments existed. These differences could be material.

13

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Notes to Financial Statements (Continued)
December 31, 2021

Fair Value Hierarchy

The Fund values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2	Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in valuing a portfolio instrument. These may include quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical assets or liabilities in markets that are not active, or observable inputs other than quoted prices (such as interest rates, yield curves, foreign exchange rates, volatilities, prepayment speeds, and credit risk) or other market corroborated inputs.
Level 3	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect assumptions made about the factors market participants would use in valuing a portfolio instrument, and would be based on the best information available.

The level of an investment asset or liability within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

Valuation Methodology and Inputs

The following inputs and techniques may be used to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including preferred stock are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades and are therefore considered Level 1. If no sales are reported or the equity security is not actively traded on a specific valuation date the security is valued at the mean between the last available bid and ask prices or valued by reference to similar securities and is considered Level 2 if inputs are observable and timely, otherwise they would be categorized as Level 3.

Debt securities are valued at the mean of the bid and ask or evaluated bid prices as determined by an independent pricing service, taking into consideration recent transactions of the security or similar securities, yield, liquidity, risk, credit quality, coupon, maturity, type or issue and any other factors or market data the pricing service deems relevant. These securities are generally categorized in Level 2 if inputs are observable and timely; otherwise they would be categorized as Level 3.

Investments in short-term investment funds are valued at their net asset value (“NAV”) as quoted in active markets and are categorized in Level 1 of the fair value hierarchy. In circumstances in which the fair value of short-term investment funds in which the Fund invests is not readily available, NAV per share as reported by the underlying short-term funds’ manager without further adjustment is applied as a practical expedient if such NAV has been determined in accordance with the specialized accounting guidance for investment companies as of the Fund’s measurement date. These investments are excluded from the fair value hierarchy.

14

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Notes to Financial Statements (Continued)
December 31, 2021

The following is a summary of investments within the fair value hierarchy, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodologies used for valuing investments and other financial instruments may not be an indication of the risk associated with investing in those securities.

	Level 1	Level 2	Level 3	Total
Investments in securities - Assets
Common Stock	$-	$169,436	$-	$169,436
Bank Loans	-	115,904,940	-	115,904,940
Corporate Bonds	-	237,813	-	237,813
Preferred Bonds	-	2,591,738	-	2,591,738
Short-Term Investment Funds	1,056,120	-	-	1,056,120
Total	$1,056,120	$118,903,927	$-	$119,960,047

Level 3 investments, if any, at the beginning and/or end of the year in relation to members’ equity were not significant and accordingly, additional disclosures of Level 3 assets for the year ended December 31, 2021 are not presented for the Fund.

D. Cash

Cash, including cash denominated in foreign currencies, if any, represents cash held at a bank(s) or custodian bank(s) which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

E. Investment Transactions and Related Income and Expenses

Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income, including distributions from underlying funds, if any, and corporate actions, net of taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the ex-dividend date notification. Dividends that are declared, which are paid out of long-term capital gains, if any, are classified as realized gains and losses. Interest income is accrued daily and determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Inflation adjustments and paydown gains and losses are included in interest income. Income, non-class specific operating expenses and realized and, unrealized gains and losses are allocated daily to each class of the Fund based upon the proportion of relative members’ equity of each class at the beginning of each day.

F. Taxes

The Fund was established to operate as a partnership for income tax purposes. For income tax purposes, all items of taxable income, gain, loss, deduction, and credit will be allocated among the members of each Fund at the end of each fiscal year in a manner consistent with their economic interests in that Fund. In light of the fact that a fund is not obligated to make distributions, to the extent that the Fund’s investment activities are successful, members may receive allocations of income and loss, and may incur tax liabilities from an investment in the Fund without receiving cash distributions from the Fund with which to pay those liabilities. The Fund may be subject to taxes imposed by countries in which it invests as provided by the applicable jurisdiction’s statute of limitations. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

The Fund complies with the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial

15

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Notes to Financial Statements (Continued)
December 31, 2021

statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management has determined that there are no reserves for uncertain tax positions necessary for the year ended December 31, 2021. Management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Fund's current and prior tax periods, for which the applicable statute of limitations have not expired, remain subject to examination by the Internal Revenue Service and certain other tax jurisdictions.

G. Distributions to Members

Net investment income and net realized gains are retained by the Fund.

H. Issuances and Redemptions of Units

The members’ equity per unit of the Fund is determined each business day (a “Valuation Date”). Subscriptions and redemptions of units by qualified purchasers may be processed pursuant to notice entered in the records of NRS on any Valuation Date.

A member may redeem some or all of its interest on any date on which members’ equity value is determined on 30 calendar days’ advance written notice. Any redemption made by a member within 90 days of its initial investment may be subject to an early redemption fee payable to the Fund of up to 1.5% of the amount redeemed. For the year ended December 31, 2021, no redemption fees were charged.

I. Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates - i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price. For the year ended December 31, 2021, the Fund had unfunded loan commitments of $1,466,478. Unfunded commitments are not reflected on the Statement of Financial Condition.

3.	Expenses

The investment advisory fees are paid directly by the members. Such fees are determined based on the aggregate value of the members’ interest in the Fund. The Fund will pay transaction fees and other expenses from the Fund’s assets. The Investment Adviser has reimbursed certain expenses which has been disclosed on the Statement of Operations.

The Company may be composed of multiple funds. Expenses which cannot be directly attributed to a fund within the Company are apportioned among the funds in the Company in an equitable manner as defined by the Manager.

Related Party Fees

The Manager provides services generally described as institutional transfer agency services and fund administration services. The Manager fee is accrued and paid monthly in arrears and is calculated as $50,000 per fund per year plus an additional $1,000 per class and 0.10 basis points on average daily members’ equity, subject to a relationship minimum of $300,000 per annum for the Company.

16

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Notes to Financial Statements (Continued)
December 31, 2021

4.	Investment Transactions

The cost of purchases (including purchases in-kind, if any) and proceeds from disposal (including disposals in-kind, if any) of investment securities, excluding short-term investments, were $113,782,136 and $99,178,670 respectively.

5.	Concentration of Ownership

Three members had members’ equity in excess of 10% of the Fund’s total members’ equity at December 31, 2021, and comprised approximately 92% of the Fund.

Affiliated investors hold 26% of the Fund’s total members' equity at December 31, 2021.

6.	Risks and Uncertainties

A. Market and Geopolitical Risk

The value of the securities the Fund holds may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, and global demand for particular products or resources. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, epidemics, sanctions, social and political discord or debt crises and downgrades, among others, may also result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such events could have a significant adverse impact on the fair value and risk profile of the Fund’s portfolio.

B. Credit and Interest Rate Risk

The Fund may be exposed to the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. The Fund may maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such the Fund has credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s members’ equity or distributions, if any. The Fund minimizes credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to the Fund when deemed necessary.

Interest rate risk is the risk that fixed income securities will decline in fair value because of changes in interest rates. Fixed income producing securities are subject to certain risks, including (i) if interest rates go up, the fair value of fixed income-producing securities in the Fund’s portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom “UK” Financial Conduct Authority (FCA) announced a desire to phase out the use of LIBOR. The FCA has confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (1) immediately after December 31, 2021, in the case of all British Pound, Euro, Swiss Franc and Japanese Yen settings, and the 1-week and 2-month USD settings; and (2) immediately after June 30, 2023, in the case of the remaining USD settings. Regulators and industry working groups have suggested alternative reference rates and global consensus is growing around the process for amending existing contracts or instruments to transition away from LIBOR. There does remain some uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR, among other “IBOR” reference rates, may lead to increased volatility and illiquidity in markets that are tied to IBOR reference rates, reduced values of IBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

17

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Bank Loan Fund

Notes to Financial Statements (Continued)
December 31, 2021

C. Short-Term Investment Funds Risk

Investments in short-term investment funds held by the Fund are subject to certain risks including interest rate risk, market risk and credit risk. Such investments are generally not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although short-term investment funds seek to preserve the value of investors’ capital at $1 per share, it is possible to lose money by investing in a short-term investment fund.

7.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

8.	Subsequent Events

Management has evaluated subsequent events after December 31, 2021, through April 11, 2022, the date the financial statements were available to be issued and other than the following, have not identified any subsequent events requiring adjustment or disclosure in the financial statements.

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia as a result of these actions. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The current political and financial uncertainty surrounding Russia and Ukraine may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with the valuation policy and investment objective of the Fund.

On March 17, 2022, the Managing Member approved an Agreement and Plan of Reorganization pursuant to which, on or about April 12, 2022, the Barrow Hanley Floating Rate Fund, a newly formed open-end management investment company registered under the Investment Company Act of 1940, as amended (the “RIC”), a series of The Advisors’ Inner Circle Fund III, will acquire all or substantially all of the assets of the Fund, including without limitation all or substantially all cash, cash equivalents, securities, interest and dividend receivables and rights to register shares under applicable securities laws owned by the Fund, and will assume all of the Fund’s known liabilities as of such date in exchange for I Shares of beneficial interest of the RIC and will simultaneously distribute, in accordance with the applicable provisions of the Fund’s governing documents, such I Shares of beneficial interest of the RIC to the members of the Fund in redemption of all outstanding members’ interests of the Fund and in complete liquidation of the Fund.

18

Barrow Hanley Investment Funds LLC
Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund
Financial Statements
(With Independent Auditor’s Report Herein)
December 31, 2021

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

December 31, 2021

Page
Independent Auditor’s Report	1 - 2
Financial Statements:
Statement of Financial Condition	3
Statement of Operations	4
Statement of Changes in Members’ Equity	5
Financial Highlights	6
Schedule of Investments	7 - 9
Notes to Financial Statements	10 - 15

Independent Auditor’s Report

To the Members of

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Opinion

We have audited the accompanying financial statements of Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2021, and the related statements of operations and changes in members’ equity and financial highlights for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund as of December 31, 2021, and the results of its operations, changes in its members’ equity, and financial highlights for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

C O H E N & COMPANY, LTD.

800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Milwaukee, Wisconsin
April 11, 2022

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Statement of Financial Condition December 31, 2021

Assets
Investments in securities, at fair value (cost $13,612,648)	$19,226,931
Receivable for investments sold	52,549
Dividends receivable	26,735
Total assets	19,306,215

Liabilities
Payable for investments purchased	90,168
Total liabilities	90,168

Members’ Equity (529,780 units outstanding, at $36.27 per unit)	$19,216,047

The accompanying notes are an integral part

of these financial statements.

3

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Statement of Operations Year Ended December 31, 2021

Investment income
Dividend income	$544,466
Total investment income	544,466
Net investment income (loss)	544,466

Net realized and change in unrealized gain (loss):
Net realized gain (loss):
Investments in securities	9,406,195
Net realized gain (loss)	9,406,195

Net change in unrealized appreciation/depreciation:
Investments in securities	(2,042,758)
Net change in unrealized appreciation/depreciation	(2,042,758)
Net realized and change in unrealized gain (loss)	7,363,437
Net increase (decrease) in members’ equity resulting from operations	$7,907,903

The accompanying notes are an integral part

of these financial statements.

4

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Statement of Changes in Members’ Equity Year Ended December 31, 2021

From operations
Net investment income (loss)	$544,466
Net realized gain (loss)	9,406,195
Net change in unrealized appreciation/depreciation	(2,042,758)
Net increase (decrease) in members’ equity resulting from operations	7,907,903
From members’ equity transactions
Net increase (decrease) in members’ equity resulting from members’ transactions	(21,187,898)
Net increase (decrease) in members’ equity	(13,279,995)
Members’ Equity
Beginning of year	32,496,042
End of year	$19,216,047

Membership Interests	Units	Amount
Members’ transactions for the Fund were as follows:
Units issued	-	$-
Units redeemed	(612,262)	(21,187,898)
	(612,262)	(21,187,898)
Net increase (decrease) in members’ equity resulting from members’ transactions		$(21,187,898)

The accompanying notes are an integral part

of these financial statements.

5

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Financial Highlights

Year Ended December 31, 2021

Selected Per Unit Data
Members’ equity per unit, beginning of year	$28.45
Net investment income (loss)[1]	0.56
Net realized and change in unrealized gain (loss)[2]	7.26
Total from investment operations	7.82
Members’ equity per unit, end of year	$36.27
Total return (%)[3]	27.49
Ratios to Average Members’ Equity[4]
Ratio of expenses (%)	0.00
Ratio of net investment income (loss) (%)	1.68

Supplemental Data
Portfolio Turnover Rate (%)	27.47

1	Net investment income (loss) per unit has been calculated based upon an average of daily units outstanding.
2	Realized and change in unrealized gain (loss) per unit in this caption are balancing amounts necessary to reconcile the change in members’ equity per unit for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to unit transactions for the year.
3	Total return calculation is based on the value of a single unit outstanding throughout the year. It represents the percentage change in the members’ equity per unit between the beginning and end of the year. An individual member’s return may vary based on the timing of unit transactions. The return may be reduced by fees which were incurred by individual members’ accounts outside of the Fund.
4	Calculations include only those expenses charged directly to the Fund and do not include expenses charged to the funds in which the Fund invests.

The accompanying notes are an integral part

of these financial statements.

6

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Schedule of Investments

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities – 100.1% Common Stock - 99.3%	Shares	Fair Value ($)

Ireland - 1.8%
Industrials - 1.8%
AerCap Holdings NV1	5,319	347,968

United Kingdom - 1.5%
Consumer Staples - 1.5%
Coca-Cola European Partners PLC	5,130	286,921

United States - 96.0%
Communication Services - 3.3%
Altice USA Inc[1]	9,415	152,335
Comcast Corp	5,028	253,059
T-Mobile US Inc[1]	2,039	236,483
		641,877
Consumer Discretionary - 13.5%
Advance Auto Parts Inc	1,417	339,910
Aramark	5,190	191,252
Las Vegas Sands Corp[1]	7,390	278,160
Lennar Corp	997	115,812
Lithia Motors Inc	730	216,774
Lowe's Cos Inc	889	229,789
Marriott Vacations Worldwide Corp	1,771	299,264
MGM Resorts International	7,568	339,652
Ralph Lauren Corp	2,059	244,733
SeaWorld Entertainment Inc[1]	5,217	338,375
		2,593,721
Energy - 4.6%
Hess Corp	4,232	313,295
Phillips 66	3,587	259,914
Pioneer Natural Resources Co	1,724	313,561
		886,770
Financials - 22.1%
Allstate Corp[1]	1,658	195,064
American Express Co	1,866	305,277
American International Group Inc	5,135	291,976
Axis Capital Holdings Ltd	2,528	137,700
Chubb Ltd	1,023	197,756
Discover Financial Services	1,655	191,251
Fidelity National Financial Inc	3,948	206,007
Goldman Sachs Group Inc	709	271,228
Jefferies Financial Group Inc	8,912	345,785
JPMorgan Chase & Co	1,943	307,674
M&T Bank Corp	1,889	290,113
Northern Trust Corp	2,309	276,179
PROG Holdings Inc[1]	3,973	179,222
SLM Corp	15,724	309,290

The accompanying notes are an integral part

of these financial statements.

7

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities -100.1% Common Stock - 99.3%	Shares	Fair Value ($)

US Bancorp	4,900	275,233
Wells Fargo & Co	3,907	187,444
Willis Towers Watson PLC	1,236	293,538
		4,260,737
Health Care - 12.6%
Anthem Inc	745	345,337
CVS Health Corp	2,185	225,405
Envista Holdings Corp[1]	4,171	187,945
Hologic Inc[1]	2,690	205,946
Humana Inc	317	147,044
LivaNova PLC[1]	2,220	194,095
Medtronic PLC	1,890	195,521
Merck & Co Inc	4,093	313,688
Perrigo Co PLC	6,129	238,418
UnitedHealth Group Inc	718	360,537
		2,413,936
Industrials - 12.8%
AECOM[1]	4,402	340,495
BWX Technologies Inc	4,797	229,680
Deere & Co	852	292,142
Emerson Electric Co	1,842	171,251
Jacobs Engineering Group Inc	1,388	193,251
JB Hunt Transport Services Inc	1,687	344,823
Raytheon Technologies Corp	3,365	289,592
Stanley Black & Decker Inc	1,595	300,849
Vertiv Holdings Co	11,591	289,427
		2,451,510
Information Technology - 8.3%
Broadcom Inc	642	427,193
Cognizant Technology Solutions Corp	3,981	353,194
Microchip Technology Inc	3,452	300,531
Oracle Corp	2,947	257,008
Qualcomm Inc	1,382	252,726
		1,590,652
Materials - 9.1%
Air Products and Chemicals Inc	880	267,749
Axalta Coating Systems Ltd[1]	9,035	299,239
Corteva Inc	5,823	275,311
DuPont de Nemours Inc	3,607	291,373
Element Solutions Inc	13,265	322,074
International Flavors & Fragrances Inc	1,901	286,386
		1,742,132
Real Estate - 5.0%
American Campus Communities Inc REIT	3,625	207,676
Corporate Office Properties Trust REIT	5,043	141,053
Howard Hughes Corp[1]	2,362	240,404

The accompanying notes are an integral part

of these financial statements.

8

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities -100.1% Common Stock - 99.3%	Shares	Fair Value ($)

MGM Growth Properties LLC REIT	4,562	186,358
VICI Properties Inc REIT	6,139	184,845
		960,336
Utilities - 4.7%
CenterPoint Energy Inc	7,316	204,190
Edison International	1,664	113,568
Exelon Corp	5,606	323,803
MDU Resources Group Inc[1]	1,807	55,741
Pinnacle West Capital Corp[1]	2,793	197,168
		894,470
Total United States		18,436,141

Total Common Stock		19,071,030
(Cost $13,456,747)

Short-Term Investment Funds - 0.8%	Shares	Fair Value ($)

United States - 0.8%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 0.01%	155,901	155,901
Total Short-Term Investment Funds		155,901
(Cost $155,901)

TOTAL INVESTMENTS IN SECURITIES - 100.1%		19,226,931
(Cost $13,612,648)

Other Assets and Liabilities - (0.1%)		(10,884)

TOTAL MEMBERS’ EQUITY - 100%		19,216,047

Percentage totals above may not recalculate due to rounding

[1]	Non-income producing security.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part

of these financial statements.

9

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Notes to Financial Statements
December 31, 2021

1.	Fund Organization and Investment Objective

Barrow Hanley Investment Funds LLC (the “Company”) is a Delaware series limited liability company formed under a Certificate of Formation dated December 1, 2020. Under Delaware law, a series of a limited liability company is treated as if it were a separate legal entity, and assets of one series are not subject to liabilities of another series within the same limited liability company. Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund (the “Fund”) is a series of the Company. Barrow, Hanley, Mewhinney & Strauss, LLC, serves as the investment adviser and managing member (the “Investment Adviser” or “Managing Member”) of the Fund. The Fund seeks to outperform the Russell 1000 Value Index over multiple year time periods.

The Managing Member has appointed Northeast Retirement Services, LLC (“NRS”), a wholly owned subsidiary of Community Bank System, Inc., as the manager of the Company (the “Manager”). Under this agreement, NRS is to provide services generally described as institutional transfer agency services and fund administration services.

The Managing Member has appointed The Bank of New York Mellon Corporation to provide certain administrative services and to maintain the Fund’s books of account.

2.	Summary of Significant Accounting Policies

A. Basis of Preparation

The Fund qualifies as an investment company under Financial Accounting Standards Board (“FASB”) Codification Topic 946 and applies the specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements are presented in United States dollars (“USD”), which is also the functional currency of the Fund.

B. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements, and the reported amounts of increases and decreases in members’ equity from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

C. Security Valuation

The investment valuation policy of the Fund is to value investments at fair value, which is generally defined as the price that could reasonably be expected to be received from an orderly transaction to sell an asset or paid to transfer a liability between market participants. Where market quotes are readily available on a specific valuation date, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available on a specific valuation date, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value in accordance with the valuation procedures approved by management. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price or last reported sales price. It is possible the estimated values may differ significantly from the values which would have been used by the Fund had an active market for the investments existed. These differences could be material.

10

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

Fair Value Hierarchy

The Fund values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2	Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in valuing a portfolio instrument. These may include quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical assets or liabilities in markets that are not active, or observable inputs other than quoted prices (such as interest rates, yield curves, foreign exchange rates, volatilities, prepayment speeds, and credit risk) or other market corroborated inputs.
Level 3	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect assumptions made about the factors market participants would use in valuing a portfolio instrument, and would be based on the best information available.

The level of an investment asset or liability within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

Valuation Methodology and Inputs

The following inputs and techniques may be used to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including common stock, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades and are therefore considered Level 1. If no sales are reported or the equity security is not actively traded on a specific valuation date the security is valued at the mean between the last available bid and ask prices or valued by reference to similar securities and is considered Level 2 if inputs are observable and timely, otherwise they would be categorized as Level 3.

Investments in short-term investment funds are valued at their net asset value (“NAV”) as quoted in active markets and are categorized in Level 1 of the fair value hierarchy. In circumstances in which the fair value of short-term investment funds in which the Fund invests is not readily available, NAV per share as reported by the underlying short-term funds’ manager without further adjustment is applied as a practical expedient if such NAV has been determined in accordance with the specialized accounting guidance for investment companies as of the Fund’s measurement date. These investments are excluded from the fair value hierarchy.

11

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

The following is a summary of investments within the fair value hierarchy, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodologies used for valuing investments and other financial instruments may not be an indication of the risk associated with investing in those securities.

Investments in securities – Assets	Level 1	Level 2	Level 3	Total

Common Stock	$19,071,030	$-	$-	$19,071,030
Short-Term Investment Funds	155,901	-	-	155,901
Total	$19,226,931	$-	$-	$19,226,931

Level 3 investments, if any, at the beginning and/or end of the year in relation to members’ equity were not significant and accordingly, additional disclosures of Level 3 assets for the year ended December 31, 2021 are not presented for the Fund.

D. Investment Transactions and Related Income and Expenses

Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income, including distributions from underlying funds, if any, and corporate actions, net of taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the ex-dividend date notification. Dividends that are declared, which are paid out of long-term capital gains, if any, are classified as realized gains and losses. Income, non-class specific operating expenses and realized and, unrealized gains and losses are allocated daily to each class of the Fund based upon the proportion of relative members’ equity of each class at the beginning of each day. Direct investment expenses such as brokerage commissions, interest and leverage costs are not included as expenses of the Fund and are included within net realized gain (loss) on investments in securities.

E. Taxes

The Fund was established to operate as a partnership for income tax purposes. For income tax purposes, all items of taxable income, gain, loss, deduction, and credit will be allocated among the members of each Fund at the end of each fiscal year in a manner consistent with their economic interests in that Fund. In light of the fact that a fund is not obligated to make distributions, to the extent that the Fund’s investment activities are successful, members may receive allocations of income and loss, and may incur tax liabilities from an investment in the Fund without receiving cash distributions from the Fund with which to pay those liabilities. The Fund may be subject to taxes imposed by countries in which it invests as provided by the applicable jurisdiction’s statute of limitations. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

The Fund complies with the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management has determined that there are no reserves for uncertain tax positions necessary for the year ended December 31, 2021. Management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Fund's current and prior tax periods, for which the applicable statute of limitations have not expired, remain subject to examination by the Internal Revenue Service and certain other tax jurisdictions.

F. Distributions to Members

Net investment income and net realized gains are retained by the Fund.

12

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

G. Issuances and Redemptions of Units

The members’ equity per unit of the Fund is determined each business day (a “Valuation Date”). Subscriptions and redemptions of units by qualified purchasers may be processed pursuant to notice entered in the records of NRS on any Valuation Date.

A member may redeem some or all of its interest on any date on which members’ equity value is determined on 30 calendar days’ advance written notice. Any redemption made by a member within 90 days of its initial investment may be subject to an early redemption fee payable to the Fund of up to 1.5% of the amount redeemed. For the year ended December 31, 2021, no redemption fees were charged.

H. Investments in REITs

With respect to the Fund, dividend income is recorded based on the income included in distributions received from Real Estate Investment Trust ("REIT") investments using published REIT reclassifications including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Since the Fund does not make distributions and is exempt from federal income taxes, no further reclassifications are made after actual amounts become known

3.	Expenses

An annual fee, which includes but is not limited to investment advisory, manager, transfer agent, audit, and custodian fees, is not charged to the Fund, but is paid directly by the members of the Fund. The annual fee is treated as a direct obligation of each member to the Manager. These fees can be paid by the members either (a) inside of the account by redeeming units or (b) outside the account by direct invoice and accordingly are not reflected as an expense in the Fund’s financial statements.

The annual fee is calculated monthly with respect to each member as disclosed in the Subscription Documents and unless a lower fee structure has been negotiated, is calculated at an annual rate between 0.75% and 0.15% of the member’s equity.

The Company may be composed of multiple funds. Expenses which cannot be directly attributed to a fund within the Company are apportioned among the funds in the Company in an equitable manner as defined by the Manager.

Related Party Fees

The Manager provides services generally described as institutional transfer agency services and fund administration services. The Manager fee is accrued and paid monthly in arrears and is calculated as $50,000 per fund per year plus an additional $1,000 per class and 0.10 basis points on average daily members’ equity, subject to a relationship minimum of $300,000 per annum for the Company.

4.	Investment Transactions

The cost of purchases (including purchases in-kind, if any) and proceeds from disposal (including disposals in-kind, if any) of investment securities, excluding short-term investments were $8,443,458 and $28,954,231 respectively.

5.	Concentration of Ownership

Two members had members’ equity in excess of 10% of the Fund’s total members’ equity at December 31, 2021, and comprised 100% of the Fund.

6.	Risks and Uncertainties

A. Market and Geopolitical Risk

The value of the securities the Fund holds may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, and global demand for particular products or resources. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, epidemics, sanctions, social and political discord or debt crises and downgrades, among others, may also result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such events could have a significant adverse impact on the fair value and risk profile of the Fund’s portfolio.

13

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

B. Credit Risk

The Fund may be exposed to the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. The Fund may maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such the Fund has credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s members’ equity or distributions, if any. The Fund minimizes credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to the Fund when deemed necessary.

C. Short-Term Investment Funds Risk

Investments in short-term investment funds held by the Fund are subject to certain risks including interest rate risk, market risk and credit risk. Such investments are generally not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although short-term investment funds seek to preserve the value of investors’ capital at $1 per share, it is possible to lose money by investing in a short-term investment fund.

D. Real Estate Investment Trust

The Fund invests a portion of its assets in REITs. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations. Since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the fair value of a particular REIT or the market for REITs as a whole. REITs also may be affected by changes in the fair value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

7.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

14

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Diversified Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

8.	Subsequent Events

Management has evaluated subsequent events after December 31, 2021, through April 11, 2022, the date the financial statements were available to be issued and other than the following, have not identified any subsequent events requiring adjustment or disclosure in the financial statements.

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia as a result of these actions. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The current political and financial uncertainty surrounding Russia and Ukraine may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with the valuation policy and investment objective of the Fund.

On March 17, 2022, the Managing Member approved an Agreement and Plan of Reorganization pursuant to which, on or about April 12, 2022, the Barrow Hanley US Value Opportunities Fund, a newly formed open-end management investment company registered under the Investment Company Act of 1940, as amended (the “RIC”), a series of The Advisors’ Inner Circle Fund III, will acquire all or substantially all of the assets of the Fund, including without limitation all or substantially all cash, cash equivalents, securities, interest and dividend receivables and rights to register shares under applicable securities laws owned by the Fund, and will assume all of the Fund’s known liabilities as of such date in exchange for I Shares of beneficial interest of the RIC and will simultaneously distribute, in accordance with the applicable provisions of the Fund’s governing documents, such I Shares of beneficial interest of the RIC to the members of the Fund in redemption of all outstanding members’ interests of the Fund and in complete liquidation of the Fund.

15

Barrow Hanley Investment Funds LLC
Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund
Financial Statements
(With Independent Auditor’s Report Herein)
December 31, 2021

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

December 31, 2021

Page
Independent Auditor’s Report	1 - 2
Financial Statements:
Statement of Financial Condition	3
Statement of Operations	4
Statement of Changes in Members’ Equity	5
Financial Highlights	6
Schedule of Investments	7 - 9
Notes to Financial Statements	10 - 15

Independent Auditor’s Report

To the Members of

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Opinion

We have audited the accompanying financial statements of Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2021, and the related statements of operations and changes in members’ equity and financial highlights for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund as of December 31, 2021, and the results of its operations, changes in its members’ equity, and financial highlights for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

C O H E N & COMPANY, LTD.

800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Milwaukee, Wisconsin
April 11, 2022

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Statement of Financial Condition December 31, 2021

Assets
Investments in securities, at fair value (cost $159,399,633)	$208,600,940
Dividends receivable	341,770
Total assets	208,942,710

Members’ Equity (4,164,574 units outstanding, at $50.17 per unit)	$208,942,710

The accompanying notes are an integral part

of these financial statements.

3

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Statement of Operations Year Ended December 31, 2021

Investment income
Dividend income	$3,926,155
Total investment income	3,926,155
Net investment income (loss)	3,926,155

Net realized and change in unrealized gain (loss):
Net realized gain (loss):
Investments in securities	24,566,439
Net realized gain (loss)	24,566,439

Net change in unrealized appreciation/depreciation:
Investments in securities	15,921,342
Net change in unrealized appreciation/depreciation	15,921,342
Net realized and change in unrealized gain (loss)	40,487,781
Net increase (decrease) in members’ equity resulting from operations	$44,413,936

The accompanying notes are an integral part

of these financial statements.

4

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Statement of Changes in Members’ Equity Year Ended December 31, 2021

From operations
Net investment income (loss)	$3,926,155
Net realized gain (loss)	24,566,439
Net change in unrealized appreciation/depreciation	15,921,342
Net increase (decrease) in members’ equity resulting from operations	44,413,936
From members’ equity transactions
Net increase (decrease) in members’ equity resulting from members’ transactions	(8,627,357)
Net increase (decrease) in members’ equity	35,786,579
Members’ Equity
Beginning of year	173,156,131
End of year	$208,942,710

Membership Interests	Units	Amount
Members’ transactions for the Fund were as follows:
Units issued	58,822	$2,775,000
Units redeemed	(242,662)	(11,402,357)
	(183,840)	(8,627,357)
Net increase (decrease) in members’ equity resulting from members’ transactions		$(8,627,357)

The accompanying notes are an integral part

of these financial statements.

5

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Financial Highlights

Year Ended December 31, 2021

Selected Per Unit Data
Members’ equity per unit, beginning of year	$39.82
Net investment income (loss)[1]	0.93
Net realized and change in unrealized gain (loss)[2]	9.42
Total from investment operations	10.35
Members’ equity per unit, end of year	$50.17
Total return (%)[3]	25.99
Ratios to Average Members’ Equity[4]
Ratio of expenses (%)	0.00
Ratio of net investment income (loss) (%)	1.99

Supplemental Data
Portfolio Turnover Ratio (%)	39.02

1	Net investment income (loss) per unit has been calculated based upon an average of daily units outstanding.
2	Realized and change in unrealized gain (loss) per unit in this caption are balancing amounts necessary to reconcile the change in members’ equity per unit for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to unit transactions for the year.
3	Total return calculation is based on the value of a single unit outstanding throughout the year. It represents the percentage change in the members’ equity per unit between the beginning and end of the year. An individual member’s return may vary based on the timing of unit transactions. The return may be reduced by fees which were incurred by individual members’ accounts outside of the Fund.
4	Calculations include only those expenses charged directly to the Fund and do not include expenses charged to the funds in which the Fund invests.

The accompanying notes are an integral part

of these financial statements.

6

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Schedule of Investments

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.8% Common Stock - 98.5%	Shares	Fair Value ($)

United Kingdom - 1.9%
Consumer Staples - 1.9%
Coca-Cola European Partners PLC	69,922	3,910,737

United States - 96.6%
Communication Services - 5.5%
Altice USA Inc[1]	201,006	3,252,277
Comcast Corp	101,953	5,131,294
T-Mobile US Inc[1]	26,099	3,026,962
		11,410,533
Consumer Discretionary - 16.1%
Advance Auto Parts Inc	26,611	6,383,447
Aramark	118,249	4,357,476
Dollar General Corp	25,005	5,896,929
Las Vegas Sands Corp[1]	80,279	3,021,702
Lennar Corp	18,439	2,141,874
Lithia Motors Inc	6,720	1,995,504
Lowe's Cos Inc	21,678	5,603,329
Ralph Lauren Corp	36,646	4,355,744
		33,756,005
Energy - 8.2%
Hess Corp	76,733	5,680,544
Phillips 66	74,976	5,432,761
Pioneer Natural Resources Co	22,703	4,129,222
Valero Energy Corp	24,501	1,840,270
		17,082,797
Financials - 18.2%
Allstate Corp[1]	31,215	3,672,445
American Express Co	19,063	3,118,707
American International Group Inc	80,933	4,601,850
Citigroup Inc	19,333	1,167,520
Goldman Sachs Group Inc	8,104	3,100,185
JPMorgan Chase & Co	19,283	3,053,463
Northern Trust Corp	34,853	4,168,767
US Bancorp	80,507	4,522,078
Wells Fargo & Co	139,689	6,702,278
Willis Towers Watson PLC	17,446	4,143,251
		38,250,544
Health Care - 14.3%
Anthem Inc	14,785	6,853,439
CVS Health Corp	47,936	4,945,078
Medtronic PLC	23,023	2,381,729
Merck & Co Inc	80,132	6,141,316
Perrigo Co PLC	101,973	3,966,750
UnitedHealth Group Inc	10,960	5,503,454
		29,791,766

The accompanying notes are an integral part

of these financial statements.

7

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.8% Common Stock - 98.5%	Shares	Fair Value ($)

Industrials - 12.3%
AECOM[1]	49,240	3,808,714
Deere & Co	15,555	5,333,654
JB Hunt Transport Services Inc	33,829	6,914,648
Raytheon Technologies Corp	35,979	3,096,353
Stanley Black & Decker Inc	25,510	4,811,696
Vertiv Holdings Co	70,268	1,754,592
		25,719,657
Information Technology - 8.5%
Broadcom Inc	10,900	7,252,969
Cognizant Technology Solutions Corp	53,729	4,766,837
Oracle Corp	27,781	2,422,781
Qualcomm Inc	18,167	3,322,199
		17,764,786
Materials - 10.1%
Air Products and Chemicals Inc	9,181	2,793,411
Axalta Coating Systems Ltd[1]	114,694	3,798,665
Corteva Inc	108,723	5,140,423
DuPont de Nemours Inc	33,938	2,741,512
International Flavors & Fragrances Inc	44,044	6,635,229
		21,109,240
Real Estate - 1.9%
MGM Growth Properties LLC REIT	99,116	4,048,889

Utilities - 1.5%
Exelon Corp	54,355	3,139,545
Total United States		202,073,762

Total Common Stock		205,984,499
(Cost $156,783,192)

The accompanying notes are an integral part

of these financial statements.

8

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Schedule of Investments (Continued)

(showing fair value as a percentage of members’ equity)

December 31, 2021

Investments in securities - 99.8% Short-Term Investment Funds - 1.3%	Shares	Fair Value ($)

United States - 1.3%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 0.01%	2,616,441	2,616,441
Total Short-Term Investment Funds		2,616,441
(Cost $2,616,441)

TOTAL INVESTMENTS IN SECURITIES - 99.8%		208,600,940
(Cost $159,399,633)

Other Assets and Liabilities - 0.2%		341,770

TOTAL MEMBERS’ EQUITY - 100%		208,942,710

Percentage totals above may not recalculate due to rounding

[1]	Non-income producing security.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part

of these financial statements.

9

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Notes to Financial Statements
December 31, 2021

1.	Fund Organization and Investment Objective

Barrow Hanley Investment Funds LLC (the “Company”) is a Delaware series limited liability company formed under a Certificate of Formation dated December 1, 2020. Under Delaware law, a series of a limited liability company is treated as if it were a separate legal entity, and assets of one series are not subject to liabilities of another series within the same limited liability company. Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund (the “Fund”) is a series of the Company. Barrow, Hanley, Mewhinney & Strauss, LLC, serves as the investment adviser and managing member (the “Investment Adviser” or “Managing Member”) of the Fund. The Fund’s investment objective is to maximize total return through the active management of a diversified portfolio of U.S. equity securities. The Fund seeks to outperform the S&P 500 Index over multiple year time periods.

The Managing Member has appointed Northeast Retirement Services, LLC (“NRS”), a wholly owned subsidiary of Community Bank System, Inc., as the manager of the Company (the “Manager”). Under this agreement, NRS is to provide services generally described as institutional transfer agency services and fund administration services.

The Managing Member has appointed The Bank of New York Mellon Corporation to provide certain administrative services and to maintain the Fund’s books of account.

2.	Summary of Significant Accounting Policies

A. Basis of Preparation

The Fund qualifies as an investment company under Financial Accounting Standards Board (“FASB”) Codification Topic 946 and applies the specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements are presented in United States dollars (“USD”), which is also the functional currency of the Fund.

B.Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements, and the reported amounts of increases and decreases in members’ equity from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

C. Security Valuation

The investment valuation policy of the Fund is to value investments at fair value, which is generally defined as the price that could reasonably be expected to be received from an orderly transaction to sell an asset or paid to transfer a liability between market participants. Where market quotes are readily available on a specific valuation date, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available on a specific valuation date, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value in accordance with the valuation procedures approved by management. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price or last reported sales price. It is possible the estimated values may differ significantly from the values which would have been used by the Fund had an active market for the investments existed. These differences could be material.

10

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

Fair Value Hierarchy

The Fund values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2	Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in valuing a portfolio instrument. These may include quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical assets or liabilities in markets that are not active, or observable inputs other than quoted prices (such as interest rates, yield curves, foreign exchange rates, volatilities, prepayment speeds, and credit risk) or other market corroborated inputs.
Level 3	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect assumptions made about the factors market participants would use in valuing a portfolio instrument, and would be based on the best information available.

The level of an investment asset or liability within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

Valuation Methodology and Inputs

The following inputs and techniques may be used to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including common stock are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades and are therefore considered Level 1. If no sales are reported or the equity security is not actively traded on a specific valuation date the security is valued at the mean between the last available bid and ask prices or valued by reference to similar securities and is considered Level 2 if inputs are observable and timely, otherwise they would be categorized as Level 3.

Investments in short-term investment funds are valued at their net asset value (“NAV”) as quoted in active markets and are categorized in Level 1 of the fair value hierarchy. In circumstances in which the fair value of short-term investment funds in which the Fund invests is not readily available, NAV per share as reported by the underlying short-term funds’ manager without further adjustment is applied as a practical expedient if such NAV has been determined in accordance with the specialized accounting guidance for investment companies as of the Fund’s measurement date. These investments are excluded from the fair value hierarchy.

11

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

The following is a summary of investments within the fair value hierarchy , as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodologies used for valuing investments and other financial instruments may not be an indication of the risk associated with investing in those securities.

Investments in securities - Assets	Level 1	Level 2	Level 3	Total

Common Stock	$205,984,499	$-	$-	$205,984,499
Short-Term Investment Funds	2,616,441	-	-	2,616,441
Total	$208,600,940	$-	$-	$208,600,940

Level 3 investments, if any, at the beginning and/or end of the year in relation to members’ equity were not significant and accordingly, additional disclosures of Level 3 assets for the year ended December 31, 2021 are not presented for the Fund.

D. Investment Transactions and Related Income and Expenses

Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income, including distributions from underlying funds, if any, and corporate actions, net of taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the ex-dividend date notification. Dividends that are declared, which are paid out of long-term capital gains, if any, are classified as realized gains and losses. Income, non-class specific operating expenses and realized and, unrealized gains and losses are allocated daily to each class of the Fund based upon the proportion of relative members’ equity of each class at the beginning of each day. Direct investment expenses such as brokerage commissions, interest and leverage costs are not included as expenses of the Fund and are included within net realized gain (loss) on investments in securities.

E. Taxes

The Fund was established to operate as a partnership for income tax purposes. For income tax purposes, all items of taxable income, gain, loss, deduction, and credit will be allocated among the members of each Fund at the end of each fiscal year in a manner consistent with their economic interests in that Fund. In light of the fact that a fund is not obligated to make distributions, to the extent that the Fund’s investment activities are successful, members may receive allocations of income and loss, and may incur tax liabilities from an investment in the Fund without receiving cash distributions from the Fund with which to pay those liabilities. The Fund may be subject to taxes imposed by countries in which it invests as provided by the applicable jurisdiction’s statute of limitations. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

The Fund complies with the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management has determined that there are no reserves for uncertain tax positions necessary for the year ended December 31, 2021. Management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Fund's current and prior tax periods, for which the applicable statute of limitations have not expired, remain subject to examination by the Internal Revenue Service and certain other tax jurisdictions.

12

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

F. Distributions to Members

Net investment income and net realized gains are retained by the Fund.

G. Issuances and Redemptions of Units

The members’ equity per unit of the Fund is determined each business day (a “Valuation Date”). Subscriptions and redemptions of units by qualified purchasers may be processed pursuant to notice entered in the records of NRS on any Valuation Date.

A member may redeem some or all of its interest on any date on which members’ equity value is determined on 30 calendar days’ advance written notice. Any redemption made by a member within 90 days of its initial investment may be subject to an early redemption fee payable to the Fund of up to 1.5% of the amount redeemed. For the year ended December 31, 2021, no redemption fees were charged.

H. Investments in REITs

With respect to the Fund, dividend income is recorded based on the income included in distributions received from Real Estate Investment Trust ("REIT") investments using published REIT reclassifications including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Since the Fund does not make distributions and is exempt from federal income taxes, no further reclassifications are made after actual amounts become known.

3.	Expenses

An annual fee, which includes but is not limited to investment advisory, manager, transfer agent, audit, and custodian fees, is not charged to the Fund, but is paid directly by the members of the Fund. The annual fee is treated as a direct obligation of each member to the Manager. These fees can be paid by the members either (a) inside of the account by redeeming units or (b) outside the account by direct invoice and accordingly are not reflected as an expense in the Fund’s financial statements.

The annual fee is calculated monthly with respect to each member as disclosed in the Subscription Documents and unless a lower fee structure has been negotiated, is calculated at an annual rate between 0.75% and 0.125% of the member’s equity.

The Company may be composed of multiple funds. Expenses which cannot be directly attributed to a fund within the Company are apportioned among the funds in the Company in an equitable manner as defined by the Manager.

Related Party Fees

The Manager provides services generally described as institutional transfer agency services and fund administration services. The Manager fee is accrued and paid monthly in arrears and is calculated as $50,000 per fund per year plus an additional $1,000 per class and 0.10 basis points on average daily members’ equity, subject to a relationship minimum of $300,000 per annum for the Company.

4.	Investment Transactions

The cost of purchases (including purchases in-kind, if any) and proceeds from disposal (including disposals in-kind, if any) of investment securities, excluding short-term investments, were $74,712,234 and $81,686,495 respectively.

5.	Concentration of Ownership

Four members had members’ equity in excess of 10% of the Fund’s total members’ equity at December 31, 2021, and comprised approximately 55% of the Fund.

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Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

6.	Risks and Uncertainties

A. Market and Geopolitical Risk

The value of the securities the Fund holds may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, and global demand for particular products or resources. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, epidemics, sanctions, social and political discord or debt crises and downgrades, among others, may also result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such events could have a significant adverse impact on the fair value and risk profile of the Fund’s portfolio.

B. Credit Risk

The Fund may be exposed to the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. The Fund may maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such the Fund has credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s members’ equity or distributions, if any. The Fund minimizes credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to the Fund when deemed necessary.

C. Short-Term Investment Funds Risk

Investments in short-term investment funds held by the Fund are subject to certain risks including interest rate risk, market risk and credit risk. Such investments are generally not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although short-term investment funds seek to preserve the value of investors’ capital at $1 per share, it is possible to lose money by investing in a short-term investment fund.

D. Real Estate Investment Trust

The Fund invests a portion of its assets in REITs. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations. Since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the fair value of a particular REIT or the market for REITs as a whole. REITs also may be affected by changes in the fair value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

14

Barrow Hanley Investment Funds LLC

Barrow, Hanley, Mewhinney & Strauss Large Cap Value Fund

Notes to Financial Statements (Continued)
December 31, 2021

7.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

8.	Subsequent Events

Management has evaluated subsequent events after December 31, 2021, through April 11, 2022, the date the financial statements were available to be issued and other than the following, have not identified any subsequent events requiring adjustment or disclosure in the financial statements.

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia as a result of these actions. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The current political and financial uncertainty surrounding Russia and Ukraine may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with the valuation policy and investment objective of the Fund.

On March 17, 2022, the Managing Member approved an Agreement and Plan of Reorganization pursuant to which, on or about April 12, 2022, the Barrow Hanley US Value Opportunities Fund, a newly formed open-end management investment company registered under the Investment Company Act of 1940, as amended (the “RIC”), a series of The Advisors’ Inner Circle Fund III, will acquire all or substantially all of the assets of the Fund, including without limitation all or substantially all cash, cash equivalents, securities, interest and dividend receivables and rights to register shares under applicable securities laws owned by the Fund, and will assume all of the Fund’s known liabilities as of such date in exchange for I Shares of beneficial interest of the RIC and will simultaneously distribute, in accordance with the applicable provisions of the Fund’s governing documents, such I Shares of beneficial interest of the RIC to the members of the Fund in redemption of all outstanding members’ interests of the Fund and in complete liquidation of the Fund.

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PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors’ Inner Circle Fund III’s (the “Registrant”) Certificate of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(a)(2) Registrant’s Agreement and Declaration of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(a)(3) Amendment No. 1 to the Registrant’s Agreement and Declaration of Trust, dated September 10, 2020, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(b)(1) Registrant’s Amended and Restated By-Laws, dated September 18, 2014, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(b)(2) Amendment No. 1, dated June 25, 2020, to the Registrant’s Amended and Restated By-Laws is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 242 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014043 on July 20, 2020.

(c) See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (a)(2) to this Registration Statement.

(d)(1)(i) Investment Advisory Agreement, dated September 15, 2017, between the Registrant and MetLife Investment Management, LLC (“MetLife”), relating to the MetLife Core Plus Fund and MetLife Multi-Sector Fixed Income Fund (together, the “MetLife Funds”), is incorporated herein by reference to Exhibit (d)(1)(iv) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-18-000054 on January 26, 2018.

(d)(1)(ii) Amendment, dated July 1, 2019, to the Investment Advisory Agreement, dated September 15, 2017, between the Registrant and MetLife, relating to the MetLife Funds, is incorporated herein by reference to Exhibit (d)(1)(iii) of Post-Effective Amendment No. 204 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-016580 on September 13, 2019.

(d)(1)(iii) Investment Advisory Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors”), relating to the Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Fund and Knights of Columbus International Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(v) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000079 on February 26, 2015.

(d)(1)(iv) Amended Schedule A, dated September 4, 2019, to the Investment Advisory Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Fund, Knights of Columbus International Equity Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus U.S. All Cap Index Fund and Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund) (the “Knights of Columbus Funds”), is incorporated herein by reference to Exhibit (d)(1)(v) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(1)(v) Investment Advisory Agreement, dated February 28, 2020, between the Registrant and Chiron Investment Management, LLC (“Chiron”), relating to the FS Chiron SMid Opportunities Fund (formerly, Chiron SMid Opportunities Fund) and FS Chiron Capital Allocation Fund (formerly, Chiron Capital Allocation Fund) (the “FS Chiron Funds”), is incorporated herein by reference to Exhibit (d)(1)(vi) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(vi) Investment Advisory Agreement, dated October 30, 2015, between the Registrant and PineBridge Investments LLC (“PineBridge”), relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(d)(1)(vii) Investment Advisory Agreement, dated April 30, 2020, between the Registrant and RWC Asset Advisors (US) LLC (“RWC”), relating to the RWC Global Emerging Equity Fund (to be re-named the Redwheel Global Emerging Equity Fund, effective February 21, 2022), is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 283 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-006410 on March 12, 2021.

(d)(1)(viii) Investment Advisory Agreement, dated December 15, 2016, between the Registrant and GQG Partners LLC (“GQG Partners”), relating to the GQG Partners Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(1)(ix) Amended Schedule A, dated March 31, 2020, to the Investment Advisory Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund, (together, the “GQG Equity Funds”), is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(x) Investment Advisory Agreement, dated June 28, 2021, between the Registrant and GQG Partners, relating to the GQG Partners International Quality Dividend Income Fund, GQG Partners US Quality Dividend Income Fund, and GQG Partners Global Quality Dividend Income Fund (together, the “GQG Dividend Income Funds”), is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(d)(1)(xi) Investment Advisory Agreement, dated March 31, 2020, between the Registrant and Ninety One North America, Inc. (“Ninety One”), relating to the Ninety One Global Franchise Fund and Ninety One Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xii) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(xii) Amended Schedule A, dated August 30, 2021, to the Investment Advisory Agreement, dated March 31, 2020, between the Registrant and Ninety One, relating to the Ninety One Global Franchise Fund, Ninety One Emerging Markets Equity Fund, Ninety One Global Environment Fund and Ninety One International Franchise Fund (together, the “Ninety One Funds”), is incorporated herein by reference to Exhibit (d)(1)(xii) of Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-017973 on August 30, 2021.

(d)(1)(xiii) Investment Advisory Agreement, dated May 18, 2018, between the Registrant and Penn Mutual Asset Management, LLC (“PMAM”), relating to the Penn Mutual AM Strategic Income Fund, is incorporated herein by reference to Exhibit (d)(1)(xvii) of Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-007885 on May 22, 2018.

(d)(1)(xiv) Amended Schedule A, dated July 29, 2020, to the Investment Advisory Agreement, dated May 18, 2018, between the Registrant and Penn Mutual Asset Management, LLC (“PMAM”), relating to the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund (together, the “Penn Mutual Funds”), is incorporated herein by reference to Exhibit (d)(1)(xv) of Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014613 on July 29, 2020.

(d)(1)(xv) Investment Advisory Agreement, dated September 21, 2018, between the Registrant and KBI Global Investors (North America) Ltd (“KBI”), relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (d)(1)(xix) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(d)(1)(xvi) Investment Advisory Agreement, dated November 16, 2018, between the Registrant and Mesirow Financial Investment Management, Inc. (“MFIM”), relating to the Mesirow Enhanced Core Plus Fund (formerly, Mesirow Financial Enhanced Core Plus Fund), Mesirow High Yield Fund (formerly, Mesirow Financial High Yield Fund) and Mesirow Small Company Sustainability Fund (formerly, Mesirow Financial Small Cap Value Sustainability Fund) (together, the “Mesirow Funds”), is incorporated herein by reference to Exhibit (d)(1)(xx) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(d)(1)(xvii) Amended Schedule A, dated July 10, 2019, to the Investment Advisory Agreement, dated November 16, 2018, between the Registrant and MFIM, relating to the Mesirow Funds, is incorporated herein by reference to Exhibit (d)(1)(xxi) of Post-Effective Amendment No. 196 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-013145 on July 30, 2019.

(d)(1)(xviii) Third Amended and Restated Investment Advisory Agreement, dated December 13, 2019, between the Registrant and Aperture Investors, LLC (“Aperture”), relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xx) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(d)(1)(xix) Schedule D, dated July 14, 2020, to the Third Amended and Restated Investment Advisory Agreement, dated December 13, 2019, between the Registrant and Aperture, relating to the Aperture International Equity Fund (together with the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund, the “Aperture Funds”), is incorporated herein by reference to Exhibit (d)(1)(xx) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(d)(1)(xx) Investment Advisory Agreement, dated January 3, 2019, between the Registrant and Nicholas Investment Partners, L.P. (“Nicholas”), relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(1)(xxii) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(d)(1)(xxi) Amended and Restated Investment Advisory Agreement, dated December 10, 2020, between the Registrant and Rayliant Asset Management (“Rayliant”), relating to the Rayliant Quantamental China Equity ETF, is incorporated herein by reference to Exhibit (d)(1)(xxii) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(d)(1)(xxii) Amended Schedule A, dated December 13, 2021, to the Amended and Restated Investment Advisory Agreement, dated December 10, 2020, between the Registrant and Rayliant, relating to the Rayliant Quantamental China Equity ETF, Rayliant Quantitative Developed Market Equity ETF and Rayliant Quantamental Emerging Market Equity ETF (together, the “Rayliant Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxii) of Post-Effective Amendment No. 311 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-023973 on December 15, 2021.

(d)(1)(xxiii) Investment Advisory Agreement, dated September 30, 2020 between the Registrant and Chevy Chase Trust Company (“CCT”), relating to the CCT Thematic Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xxvi) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(1)(xxiv) Investment Advisory Agreement, dated October 30, 2020 between the Registrant and Reflection Asset Management, LLC (“Reflection”), relating to the Democratic Large Cap Core ETF (formerly, DEMZ Political Contributions ETF), is incorporated herein by reference to Exhibit (d)(1)(xxvii) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(1)(xxv) Investment Advisory Agreement, dated December 15, 2020, between the Registrant and SouthernSun Asset Management, LLC (“SouthernSun”), relating to the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund (together, the “SouthernSun Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxiv) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(d)(1)(xxvi) Investment Advisory Agreement, dated December 9, 2020, between the Registrant and Brookmont Capital Management, LLC (“Brookmont”), relating to the First Foundation Fixed Income Fund and First Foundation Total Return Fund (together, the “First Foundation Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxvi) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(d)(1)(xxvii) Investment Advisory Agreement, dated November 24, 2020, between the Registrant and Chiron Capital Allocation Fund Ltd., relating to the FS Chiron Capital Allocation Fund (formerly, Chiron Capital Allocation Fund), is incorporated herein by reference to Exhibit (d)(1)(xxvi) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(d)(1)(xxviii) Investment Advisory Agreement, dated December 15, 2020, between the Registrant and Legal & General Investment Management America, Inc. (“LGIMA”), relating to the Legal & General Retirement Income 2040 Fund, Legal & General Global Developed Equity Index Fund, Legal & General Cash Flow Matched Bond Fund, Legal & General Long Duration U.S. Credit Fund and Legal & General U.S. Credit Fund, is incorporated herein by reference to Exhibit (d)(1)(xxix) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-024759 on December 18, 2020.

(d)(1)(xxix) Amended Schedule A, dated [XX], to the Investment Advisory Agreement, dated December 15, 2020, between the Registrant and LGIMA, relating to the Legal & General Retirement Income 2040 Fund, Legal & General Global Developed Equity Index Fund, Legal & General Cash Flow Matched Bond Fund, Legal & General Long Duration U.S. Credit Fund, Legal & General U.S. Credit Fund and Legal & General Long Life Fund (together, the “LGIMA Funds”), to be filed by amendment.

(d)(1)(xxx) Investment Advisory Agreement, dated March 29, 2021, between the Registrant and Democracy Investment Management LLC (“Democracy”), relating to the Democracy International Fund, is incorporated herein by reference to Exhibit (d)(1)(xxviii) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(d)(1)(xxxi) Investment Advisory Agreement, dated April 20, 2021, between the Registrant and ARGA Investment Management, LP (“ARGA”), relating to the ARGA Emerging Markets Value Fund and ARGA International Value Fund (together, the “ARGA Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxx) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-009257 on April 30, 2021.

(d)(1)(xxxii) Investment Advisory Agreement, dated October 25, 2021, between the Registrant and Advocate Capital Management, LLC (“Advocate”), relating to the Advocate Rising Rate Hedge ETF, is incorporated herein by reference to Exhibit (d)(1)(xxxii) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-020413 on October 26, 2021.

(d)(1)(xxxiii) Investment Advisory Agreement, dated December 29, 2021, between the Registrant and Perpetual US Services LLC (“Perpetual”), relating to the Barrow Hanley Emerging Markets Value Fund and the Barrow Hanley International Value Fund, is incorporated herein by reference to Exhibit (d)(1)(xxxii) of Post-Effective Amendment No. 313 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-024624 on December 29, 2021.

(d)(1)(xxxiv) Amended Schedule A, dated April 7, 2022, to the Investment Advisory Agreement, dated December 29, 2021, between the Registrant and Perpetual, relating to the Barrow Hanley Emerging Markets Value Fund, Barrow Hanley International Value Fund, Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley Total Return Bond Fund, Barrow Hanley Credit Opportunities Fund, Barrow Hanley Floating Rate Fund and Barrow Hanley US Value Opportunities Fund (together, the “Perpetual Funds”), is filed herewith.

(d)(1)(xxxv) Investment Advisory Agreement, dated January 19, 2022, between the Registrant and Strategas Asset Management, LLC (“Strategas”), relating to the Strategas Global Policy Opportunities ETF and the Strategas Macro Thematic Opportunities ETF (together, the “Strategas Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxxv) of Post-Effective Amendment No. 318 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-004490 on February 28, 2022.

(d)(1)(xxxvi) Investment Advisory Agreement, dated [XX], between the Registrant and FS Fund Advisor, LLC (“FS”), relating to the FS Multi-Strategy Alternatives Fund, FS Chiron Real Asset Fund and FS Managed Futures Fund (together, the “FS Funds”), to be filed by amendment.

(d)(1)(xxxvii) Investment Co-Advisory Agreement, dated [XX], between the Registrant, FS Fund Advisor, LLC and Chiron, relating to the FS Chiron Real Asset Fund, to be filed by amendment.

(d)(2)(i) Investment Sub-Advisory Agreement, dated September 10, 2019, between Knights of Columbus Asset Advisors and L2 Asset Management, LLC (“L2”), is incorporated herein by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(2)(ii) Investment Sub-Advisory Agreement, dated July 24, 2019, between Knights of Columbus Asset Advisors and Ranger Global Real Estate Advisors, LLC (“Ranger”), is incorporated herein by reference to Exhibit (d)(2)(iv) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated October 30, 2020, between Reflection and Exchange Traded Concepts, LLC (“ETC”), is incorporated herein by reference to Exhibit (d)(2)(v) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated January 8, 2021, between Brookmont and First Foundation Advisors (“First Foundation”), is incorporated herein by reference to Exhibit (d)(2)(iv) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(d)(2)(v) Investment Sub-Advisory Agreement, dated March 29, 2021, between Democracy and Vident Investment Advisory, LLC (“Vident”), is incorporated herein by reference to Exhibit (d)(2)(v) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(d)(2)(vi) Investment Sub-Advisory Agreement, dated December 29, 2021, between Perpetual and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), is incorporated herein by reference to Exhibit (d)(2)(vi) of Post-Effective Amendment No. 313 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-024624 on December 29, 2021.

(d)(2)(vii) Amended Schedule A, dated April 7, 2022, to the Investment Sub-Advisory Agreement, dated December 29, 2021, between the Registrant and Barrow Hanley, is filed herewith.

(d)(2)(viii) Investment Sub-Advisory Agreement, dated January 19, 2022, between Strategas and Vident, is incorporated herein by reference to Exhibit (d)(2)(viii) of Post-Effective Amendment No. 318 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-004490 on February 28, 2022.

(d)(2)(ix) Investment Sub-Advisory Agreement, dated [XX], between FS and Wilshire Associates Incorporated (“Wilshire”), to be filed by amendment.

(d)(2)(x) Investment Sub-Advisory Agreement, dated [XX], between FS and Chilton Investment Company, LLC (“Chilton”), to be filed by amendment.

(d)(2)(xi) Investment Sub-Advisory Agreement, dated [XX], between FS and Crabel Capital Management, LLC (“Crabel”), to be filed by amendment.

(d)(2)(xii) Investment Sub-Advisory Agreement, dated [XX], between FS and MidOcean Credit Fund Management, L.P. (“MidOcean”), to be filed by amendment.

(d)(3)(i) Expense Limitation Agreement, dated September 15, 2017, between the Registrant and MetLife, relating to the MetLife Funds, is incorporated herein by reference to Exhibit (d)(3)(iv) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(d)(3)(ii) Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (d)(3)(iii) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(3)(iii) Amended Schedule A, dated July 20, 2020, to the Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (d)(3)(iv) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(d)(3)(iv) Expense Limitation Agreement, dated October 30, 2015, between the Registrant and Chiron, is incorporated herein by reference to Exhibit (d)(3)(vii) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000852 on November 23, 2015.

(d)(3)(v) Amended and Restated Schedule A, dated July 16, 2021, to the Expense Limitation Agreement, dated October 30, 2015, between the Registrant and Chiron, relating to the FS Chiron SMid Opportunities Fund (formerly, Chiron SMid Opportunities Fund), is incorporated herein by reference to Exhibit (d)(3)(v) of Post-Effective Amendment No. 299 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-014463 on July 16, 2021.

(d)(3)(vi) Expense Limitation Agreement, dated December 23, 2015, between the Registrant and PineBridge, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(3)(viii) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(d)(3)(vii) Amended Schedule A, dated April 26, 2019, to the Expense Limitation Agreement, dated December 23, 2015, between the Registrant and PineBridge, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(3)(ix) of Post-Effective Amendment No. 184 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-007386 on April 30, 2019.

(d)(3)(viii) Expense Limitation Agreement, dated November 1, 2016, between the Registrant and RWC, relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(x) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(3)(ix) Expense Limitation Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Partners Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xii) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(3)(x) Amended Schedule A, dated September 30, 2020, to the Expense Limitation Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Equity Funds, is incorporated herein by reference to Exhibit (d)(3)(xi) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(d)(3)(xi) Expense Limitation Agreement, dated June 28, 2021, between the Registrant and GQG Partners, relating to the GQG Dividend Income Funds, is incorporated herein by reference to Exhibit (d)(3)(xiii) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(d)(3)(xii) Expense Limitation Agreement, dated August 30, 2021, between the Registrant and Ninety One, relating to the Ninety One Funds, is incorporated herein by reference to Exhibit (d)(3)(xii) of Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-017973 on August 30, 2021.

(d)(3)(xiii) Expense Limitation Agreement, dated May 18, 2018, between the Registrant and PMAM, relating to the Penn Mutual AM Strategic Income Fund, is incorporated herein by reference to Exhibit (d)(3)(xx) of Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-007885 on May 22, 2018.

(d)(3)(xiv) Amended Schedule A, dated July 29, 2020 to the Expense Limitation Agreement, dated December 31, 2019, between the Registrant and PMAM, relating to the Penn Mutual Funds, is incorporated herein by reference to Exhibit (d)(3)(xvi) of Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014613 on July 29, 2020.

(d)(3)(xv) Expense Limitation Agreement, dated September 21, 2018, between the Registrant and KBI, relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiii) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(d)(3)(xvi) Expense Limitation Agreement, dated November 16, 2018, between the Registrant and MFIM, relating to the Mesirow Funds, is incorporated herein by reference to Exhibit (d)(3)(xxii) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(d)(3)(xvii) Amended Schedule A, dated July 10, 2019, to the Expense Limitation Agreement, dated November 16, 2018, between the Registrant and MFIM relating to the Mesirow Funds, is incorporated herein by reference to Exhibit (d)(3)(xxii) of Post-Effective Amendment No. 196 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-013145 on July 30, 2019.

(d)(3)(xviii) Expense Limitation Agreement, dated December 26, 2018, between the Registrant and Aperture, relating to the Aperture New World Opportunities Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiii) of Post-Effective Amendment No. 167 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-018671 on December 28, 2018.

(d)(3)(xix) Amended Schedule A, dated December 13, 2019, to the Expense Limitation Agreement, dated December 26, 2018, between the Registrant and Aperture, relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xx) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(d)(3)(xx) Expense Limitation Agreement, dated January 3, 2019, between the Registrant and Nicholas, relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiv) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(d)(3)(xxi) Expense Limitation Agreement, dated December 10, 2020, between the Registrant and Rayliant, related to the Rayliant Funds, is incorporated herein by reference to Exhibit (d)(3)(xxiii) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(d)(3)(xxii) Amended Schedule A, dated December 13, 2021, to the Expense Limitation Agreement, dated December 10, 2020, between the Registrant and Rayliant, relating to the Rayliant Funds, is incorporated herein by reference to Exhibit (d)(3)(xxii) of Post-Effective Amendment No. 311 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-023973 on December 15, 2021.

(d)(3)(xxiii) Expense Limitation Agreement, dated September 30, 2020, between the Registrant and CCT, related to the CCT Thematic Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xxvi) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(3)(xxiv) Amended and Restated Expense Limitation Agreement, dated January 31, 2022, between the Registrant and SouthernSun, related to the SouthernSun Small Cap Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiv) of Post Effective Amendment No. 317 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-001326 on January 28, 2022.

(d)(3)(xxv) Amended and Restated Expense Limitation Agreement, dated January 31, 2022, between the Registrant and SouthernSun, related to the SouthernSun U.S. Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xxv) of Post Effective Amendment No. 317 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-001326 on January 28, 2022.

(d)(3)(xxvi) Expense Limitation Agreement, dated December 9, 2020, between the Registrant and Brookmont, related to the First Foundation Funds, is incorporated herein by reference to Exhibit (d)(3)(xxvi) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(d)(3)(xxvii) Expense Limitation Agreement, dated December 15, 2020, between the Registrant and LGIMA, related to the LGIMA Funds, is incorporated herein by reference to Exhibit (d)(3)(xxvii) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-024759 on December 18, 2020.

(d)(3)(xxviii) Amended Schedule A, dated [XX], to the Expense Limitation Agreement, dated December 15, 2020, between the Registrant and LGIMA, related to the LGIMA Funds, to be filed by amendment.

(d)(3)(xxix) Expense Limitation Agreement, dated April 20, 2021, between the Registrant and ARGA, relating to the ARGA Funds, is incorporated herein by reference to Exhibit (d)(3)(xxx) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-009257 on April 30, 2021.

(d)(3)(xxx) Fee Waiver and Expense Reimbursement Agreement, dated March 30, 2021, between the Registrant and Democracy, relating to the Democracy International Fund, is incorporated herein by reference to Exhibit (d)(3)(xxx) of Post-Effective Amendment No. 285 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007952 on April 12, 2021.

(d)(3)(xxxi) Expense Limitation Agreement, dated December 29, 2021, between the Registrant and Perpetual, relating to the Barrow Hanley Emerging Markets Value Fund and the Barrow Hanley International Value Fund, is incorporated herein by reference to Exhibit (d)(3)(xxix) of Post-Effective Amendment No. 313 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-024624 on December 29, 2021.

(d)(3)(xxxii) Amended Schedule A, dated April 7, 2022, to the Expense Limitation Agreement, dated December 29, 2021, between the Registrant and Perpetual, relating to the Barrow Hanley Emerging Markets Value Fund, Barrow Hanley International Value Fund, Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley Total Return Bond Fund, Barrow Hanley Floating Rate Fund and Barrow Hanley US Value Opportunities Fund, is filed herewith.

(d)(3)(xxxiii) Expense Limitation Agreement, dated April 7, 2022, between the Registrant and Perpetual, relating to the Barrow Hanley Credit Opportunities Fund, is filed herewith.

(d)(3)(xxxiv) Expense Limitation Agreement, dated [XX], between the Registrant and FS, relating to the FS Funds, to be filed by amendment.

(e)(1)(i) Distribution Agreement, dated February 12, 2014, between the Registrant and SEI Investments Distribution Co. (“SIDCO”), is incorporated herein by reference to Exhibit (e) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(e)(1)(ii) Amendment No. 1, dated December 7, 2017, to the Distribution Agreement, dated February 12, 2014, between the Registrant and SIDCO, is incorporated herein by reference to Exhibit (e)(1)(ii) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-18-000054 on January 26, 2018.

(e)(1)(iii) Distribution Services Agreement, dated December 23, 2020, between Rayliant and SIDCO, is incorporated herein by reference to Exhibit (e)(1)(ii) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(e)(1)(iv) Amendment, dated [XX], to the Distribution Services agreement, dated December 23, 2020, between Rayliant and SIDCO, to be filed by amendment.

(e)(1)(v) Distribution Services Agreement, dated March 30, 2021, between Democracy and SIDCO, is incorporated herein by reference to Exhibit (e)(1)(iv) of Post-Effective Amendment No. 285 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007952 on April 12, 2021.

(e)(1)(vi) Distribution Services Agreement, dated [XX], between Advocate and SIDCO, to be filed by amendment.

(e)(1)(vii) Distribution Services Agreement, dated January 19, 2022, between Strategas and SIDCO, is incorporated herein by reference to Exhibit (e)(1)(vii) of Post-Effective Amendment No. 318 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-004490 on February 28, 2022.

(e)(2) Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(f) Not Applicable.

(g)(1)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000464 on July 14, 2015.

(g)(1)(ii) Amendment, dated January 20, 2022, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(1)(iii) of Post-Effective Amendment No. 318 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-004490 on February 28, 2022.

(g)(1)(iii) Amendment, dated [XX], 2022, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co., to be filed by amendment.

(g)(1)(iv) Joinder, dated December 16, 2020, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(2)(iii) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(g)(2)(i) Custodian Agreement, dated November 16, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(3)(i) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(g)(2)(ii) Amended Appendix A, dated August 12, 2020, to the Custodian Agreement, dated November 16, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(3)(iv) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(g)(3)(i) Custodian and Transfer Agent Agreement, dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(g)(3)(ii) Amended Exhibit A, dated January 19, 2022, to the Custodian and Transfer Agent Agreement dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(3)(ii) of Post-Effective Amendment No. 318 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-004490 on February 28, 2022.

(h)(1)(i) Amended and Restated Administration Agreement, dated November 16, 2018, between the Registrant and SEI Investments Global Funds Services (“SEI GFS”), is incorporated herein by reference to Exhibit (h)(1)(i) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i) Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(4) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(2)(i)(a) Amendment No. 1, dated April 30, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(a) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(b) Amendment, dated June 19, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(b) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(c) Amendment, dated June 26, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(c) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(d) Amendment, dated [XX], to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(2)(i)(e) Advisor Complex Schedule relating to the MetLife Funds, dated December 18, 2014, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(d) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000574 on August 26, 2015.

(h)(2)(i)(f) Advisor Complex Schedule relating to the Knights of Columbus Funds, dated January 21, 2015, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(e) of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 001135428-17-000150 on February 28, 2017.

(h)(2)(i)(g) Advisor Complex Schedule relating to the RWC Global Emerging Equity Fund, dated December 30, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(g) of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000062 on January 27, 2017.

(h)(2)(i)(h) Advisor Complex Schedule relating to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners International Quality Dividend Income Fund, GQG Partners US Quality Dividend Income Fund and GQG Partners Global Quality Dividend Income Fund (together, the “GQG Funds”), dated December 28, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(h) of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000062 on January 27, 2017.

(h)(2)(i)(i) Advisor Complex Schedule relating to the Ninety One Funds, dated December 11, 2017, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(h) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(h)(2)(i)(j) Advisor Complex Schedule relating to the Penn Mutual Funds, dated July 2, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(l) of Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014613 on July 29, 2020.

(h)(2)(i)(k) Advisor Complex Schedule relating to the Mesirow Funds, dated December 3, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(m) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(h)(2)(i)(l) Advisor Complex Schedule relating to the Aperture Funds, dated March 18, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(m) of Post-Effective Amendment No. 204 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-016580 on September 13, 2019.

(h)(2)(i)(m) Advisor Complex Schedule relating to the Nicholas Partners Small Cap Growth Fund, dated January 16, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(o) of Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-007372 on April 30, 2019.

(h)(2)(i)(n) Advisor Complex Schedule relating to the LGIMA Funds, dated May 27, 2021, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(n) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-020413 on October 26, 2021.

(h)(2)(i)(o) Advisor Complex Schedule relating to the First Foundation Funds, dated January 11, 2021, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(r) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(h)(2)(i)(p) Advisor Complex Schedule relating to the FS Chiron Funds, dated May 25, 2021, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(q) of Post-Effective Amendment No. 299 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-014463 on July 16, 2021.

(h)(2)(i)(q) Advisor Complex Schedule relating to the FS Funds, dated [XX], to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(2)(ii)(a) Second Amended and Restated Transfer Agency Services Agreement, dated May 31, 2021, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(a) of Post-Effective Amendment No. 310 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-022453 on November 24, 2021.

(h)(2)(ii)(b) Amendment No. 1, dated December 29, 2021, to the Second Amended and Restated Transfer Agency Services Agreement, dated May 31, 2021, between the Registrant and Atlantic Shareholder Services, LLC, is filed herewith.

(h)(3)(i) Amended and Restated Shareholder Services Plan, dated December 10, 2015, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001068 on February 26, 2016.

(h)(3)(ii) Amended Exhibit A, dated March 17, 2022, to the Amended and Restated Shareholder Services Plan, dated December 10, 2015, is filed herewith.

(h)(4) License Agreement, dated December 5, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus U.S. All Cap Index Fund, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-004731 on February 28, 2020.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j) Consent of Independent Registered Public Accounting Firm, Cohen & Company, Ltd., is filed herewith.

(k) Not Applicable.

(l) Initial Capital Agreement, dated March 4, 2014, is incorporated herein by reference to Exhibit (l) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(m)(1) Amended and Restated Distribution Plan, dated March 3, 2015, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 45 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000464 on July 14, 2015.

(m)(2) Amended Schedule A, dated June 24, 2021 to the Amended and Restated Distribution Plan, dated March 3, 2015, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-017973 on August 30, 2021.

(m)(3) Amended Schedule A, dated September 23, 2021 to the Amended and Restated Distribution Plan, dated March 3, 2015 to be filed by amendment.

(m)(4) ETF Distribution Plan, dated October 15, 2020, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(m)(5) Amended Schedule A, dated December 16, 2021, to the ETF Distribution Plan, dated October 15, 2020, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 315 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-000786 on January 19, 2022.

(n)(1) Registrant’s Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 12, 2014, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000655 on October 7, 2014.

(n)(2) Amended and Restated Schedule D and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(n)(3) Schedule F and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(n)(4) Schedule H and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (n)(5) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001783 on October 21, 2016.

(n)(5) Amended and Restated Schedule I and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated June 24, 2021, relating to the GQG Funds, is incorporated herein by reference to Exhibit (n)(6) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(n)(6) Schedule M and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (n)(10) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(n)(7) Amended and Restated Schedule L and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Ninety One Funds, is incorporated herein by reference to Exhibit (n)(7) of Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-017973 on August 30, 2021.

(n)(8) Schedule N and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Mesirow Funds, is incorporated herein by reference to Exhibit (n)(12) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(n)(9) Schedule O and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (n)(13) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(n)(10) Amended and Restated Schedule Q and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund and Aperture International Equity Fund, is incorporated herein by reference to Exhibit (n)(13) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(n)(11) Schedule T and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the LGIMA Funds, is incorporated herein by reference to Exhibit (n)(15) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-024759 on December 18, 2020.

(n)(12) Amended Schedule T and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the LGIMA Funds, to be filed by amendment.

(n)(13) Schedule U and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the SouthernSun Funds, is incorporated herein by reference to Exhibit (n)(15) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(n)(14) Schedule V and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the First Foundation Funds, is incorporated herein by reference to Exhibit (n)(17) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(n)(15) Schedule W and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the ARGA Funds, is incorporated herein by reference to Exhibit (n)(18) of Post-Effective Amendment No. 287 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-008251 on April 20, 2021.

(n)(16) Schedule X and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the FS Chiron Funds, is incorporated herein by reference to Exhibit (n)(18) of Post-Effective Amendment No. 299 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-014463 on July 16, 2021.

(n)(17) Amended and Restated Schedule Y and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Perpetual Funds, is filed herewith.

(n)(18) Schedule Z and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the FS Funds, to be filed by amendment.

(o) Not Applicable.

(p)(1) Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of the Registrant’s Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(2) SIDCO Code of Ethics is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 310 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-022453 on November 24, 2021.

(p)(3) SEI GFS Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 310 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-022453 on November 24, 2021.

(p)(4) MetLife Code of Ethics, dated April 30, 2007, as amended March 16, 2017, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(p)(5) Knights of Columbus Asset Advisors Code of Ethics, dated October 1, 2019, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(p)(6) Chiron Code of Ethics, dated February 2018, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(p)(7) PineBridge Code of Ethics, dated July 2017, is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000992 on September 29, 2017.

(p)(8) RWC Code of Ethics, dated August 2016, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-001402 on January 28, 2020.

(p)(9) GQG Partners Code of Ethics, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(p)(10) Ninety One Code of Ethics, dated October 2019, is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-004731 on February 28, 2020.

(p)(11) PMAM Code of Ethics, dated February 22, 2017, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-007885 on May 22, 2018.

(p)(12) KBI Code of Ethics, dated November 2017, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(p)(13) MFIM Code of Ethics, dated July 2, 2018, is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(p)(14) Aperture Code of Ethics is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(p)(15) Nicholas Code of Ethics, dated August 1, 2019, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(p)(16) L2 Code of Ethics is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(p)(17) Ranger Code of Ethics is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(p)(18) Rayliant Code of Ethics is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(p)(19) CCT Code of Ethics is incorporated herein by reference to Exhibit (p)(25) of Post-Effective Amendment No. 255 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-019356 on September 30, 2020.

(p)(20) Reflection Code of Ethics is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(p)(21) ETC Code of Ethics is incorporated herein by reference to Exhibit (p)(27) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(p)(22) SouthernSun Code of Ethics is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(p)(23) Brookmont Code of Ethics is incorporated herein by reference to Exhibit (p)(25) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(p)(24) First Foundation Code of Ethics is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(p)(25) LGIMA Code of Ethics is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-024759 on December 18, 2020.

(p)(26) Democracy Code of Ethics is incorporated herein by reference to Exhibit (p)(28) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(p)(27) Vident Code of Ethics is incorporated herein by reference to Exhibit (p)(29) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(p)(28) ARGA Code of Ethics, is incorporated herein by reference to Exhibit (p)(30) of Post-Effective Amendment No. 287 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-008251 on April 20, 2021.

(p)(29) Advocate Code of Ethics is incorporated herein by reference to Exhibit (p)(30) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-020413 on October 26, 2021.

(p)(30) Perpetual Code of Ethics, is incorporated herein by reference to Exhibit (p)(30) of Post-Effective Amendment No. 313 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-024624 on December 29, 2021.

(p)(31) Barrow Hanley Code of Ethics, is incorporated herein by reference to Exhibit (p)(31) of Post-Effective Amendment No. 313 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-024624 on December 29, 2021.

(p)(32) Strategas Code of Ethics, is incorporated herein by reference to Exhibit (p)(32) of Post-Effective Amendment No. 315 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-000786 on January 19, 2022.

(p)(33) FS Code of Ethics, to be filed by amendment.

(p)(34) Wilshire Code of Ethics, to be filed by amendment.

(p)(35) Chilton Code of Ethics, to be filed by amendment.

(p)(36) Crabel Code of Ethics, to be filed by amendment.

(p)(37) MidOcean Code of Ethics, to be filed by amendment.

(q)(1) Powers of Attorney for Messrs. Michael Beattie, William M. Doran, Jon C. Hunt, Thomas P. Lemke, Jay C. Nadel and Randall S. Yanker are incorporated herein by reference to Exhibit (q)(1) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(q)(2) Resolution adopted by the Board of Trustees of the Registrant on October 15, 2020 is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(q)(3) Power of Attorney for Mr. Andrew Metzger is incorporated herein by reference to Exhibit (q)(3) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(q)(4) Power of Attorney for Ms. Nichelle Maynard-Elliott, is incorporated herein by reference to Exhibit (q)(4) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Chiron Capital Allocation Fund Ltd. is a wholly owned subsidiary of FS Chiron Capital Allocation Fund (formerly, Chiron Capital Allocation Fund), a series of the Registrant.

FS Alternatives Fund (Cayman) is a wholly owned subsidiary of FS Multi-Strategy Alternatives Fund, a series of the Registrant.

FS Real Asset Fund (Cayman) is a wholly owned subsidiary of FS Chiron Real Asset Fund, a series of the Registrant.

FS Managed Futures Fund (Cayman) is a wholly owned subsidiary of FS Managed Futures Fund, a series of the Registrant.

ITEM 30. INDEMNIFICATION:

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Trust’s Agreement and Declaration of Trust, for any act, omission or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Trust’s By-Laws.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ADVOCATE CAPITAL MANAGEMENT, LLC

Advocate Capital Management, LLC (“Advocate”), serves as investment adviser for the Registrant’s Advocate Rising Rate Hedge ETF. The principal address of Advocate is 499 Park Ave, Tenth Floor, New York, NY 10022. Advocate is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Richard Shea, Chief Operating Officer, Chief Financial Officer	The Joyce Theater 175 8th Ave New York, NY 10011	Trustee

APERTURE INVESTORS, LLC

Aperture Investors, LLC (“Aperture”), serves as investment adviser for the Registrant’s Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund and Aperture International Equity Fund. The principal address of Aperture is 250 West 55th Street, 30th Floor, New York, New York 10019. Aperture is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Timothy Blackwell, Director	Northwest Immobilien Management GmbH, Fasanenstrasse 33 10719 Berlin, Germany	Senior Advisor; Head Funds Management Europe
	Corestate Capital Holding S.A. 4, Rue Jean Monnet L-2180 Luxembourg	Independent Director, Deputy Chair of the Board**
Kristen Dickey, Lead Director	BlackRock, Inc. 55 East 52nd Street New York, NY 10058	Managing Director
	Marstone, Inc. 1301 6th Ave New York, NY 10019	Board of Directors
	BNY Mellon Investment Management, ETF Trust 200 Greenwich Street New York, NY 1001	Trustee

Quintin Price, Director	Leconfield Group Limited 130 Wood Street London EC2V 6DL	Chief Executive
	F&C Investment Trust Plc Exchange House Primrose Street London EC2A 2NY	Non- Executive Director
	Polar Capital Holding 16 Palace Street London SW1E 5JD	Non- Executive Director*

Carlo Trabattoni, Director	Aperture Investors SICAV, 60, avenue J.F. Kennedy, L-1855 Luxembourg Grand Duchy of Luxembourg Luxembourg B 230397	Chairman
	Aperture Investor Ltd UK Renoir House 135-137 New Bond Street W1S 2TQ London UK	Director
	Generali Alpha Corp. 103 Foulk Road Wilmington, DE 19803	Sole Director
	Generali Global Infrastructure 58 bis, rue de la Boëtie, 75008 Paris	Chairman
	Generali Real Estate S.p.A Via Machiavelli 4 34132 Trieste, Italy	Director
	Lumyna Limited, Nova North 11, Bressenden Place SW1E 5BY London, UK	Director
	Plenisfer Investments, Via Machiavelli 4, 34132 Trieste, Italy	Director
	Generali Investment Partner S.p.A, Via Machiavelli 4, 34132 Trieste, Italy	CEO
Peter Kraus, Chairman	Marstone, Inc. 1301 6th Ave New York, NY 10019	Chairman of the Board of Directors

Heidi Messer, Director	Collective(i) 130 Madison Avenue, 4th Floor New York, New York 10016	Chairman and Co-Founder
	Partnership for NYC One Battery Park Plaza, 5th Floor New York, NY 10004	Board Member
	Partnership Fund for NYC One Battery Park Plaza, 5th Floor New York, NY 10004	Board Member
	Alliance Bernstein 1345 Avenue of the Americas New York, NY 10105	Director
	New York Presbyterian Hospital 525 E 68th St New York, NY 10065	Board of Trustee
	Zokei, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	Messer Holdings, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	Zephir, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	Private Property Services, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	World Evolved, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	CEO/Managing Member
	Real World Holdings, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	Celeste, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member

John Thain, Director	Deutsche Bank AG Taunusanlage 12, 60325 Frankfurt am Main Germany	Member of Supervisory Board
	Uber Technologies, Inc. 1455 Market Street San Francisco, CA 94103	Board Member
	Enjoy Technology Inc. 171 Constitution Drive Menlo Park, CA 94025	Board Member*
	Pine Island Capital Partners 1133 Connecticut Avenue, NW 8th Floor Washington, D.C. 20036	Founder and Chairman
	Pine Island Acquisition Corp. 2455 E. Sunrise Blvd. Suite 1205 Fort Lauderdale, FL 33304	Chairman

*	Denotes post held ended in 2019.

**	Denotes post held ended in 2020.

ARGA INVESTMENT MANAGEMENT, LP

ARGA Investment Management, LP (“ARGA”) serves as the investment adviser for the Registrant’s ARGA Emerging Markets Value Fund and ARGA International Value Fund. The principal address of ARGA is 1010 Washington Boulevard, 6th Floor, Stamford, Connecticut 06901. ARGA is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
A. Rama Krishna, CFA Chief Investment Officer	Grip Charitable Foundation c/o A. Rama Krishna 18 Sidney Lanier Lane Greenwich, CT 06831	Vice President
	Ribose Group Inc. Suite 1109, Central Building 1 Pedder Street Central Hong Kong	Advisor

RSG Media Systems, LLC RSG Media Systems, LLC 450 Lexington Ave., 4th Floor New York, NY 10017	Advisory Board Member

Takashi Ito, CFA Global Business Analyst	CFA Society Stamford 1127 High Ridge Road #307 Stamford, Connecticut 06905	Board Member
Lawrence Miller Director – Client Relations	Brookline Music School 25 Kennard Rd. Brookline, MA 02445	Board Member
John DeTore Director of Strategic R&D	Segall Bryant & Hamill Funds 540 West Madison Street Suite 1900 Chicago, IL 60661	Trustee, Chairman of the Nominating and Governance Committee

barrow, hanley, Mewhinney & Strauss, llc

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) serves as the investment sub-adviser for the Registrant’s Barrow Hanley Emerging Markets Value Fund, Barrow Hanley International Value Fund, Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley Total Return Bond Fund, Barrow Hanley Credit Opportunities Fund, Barrow Hanley Floating Rate Fund and Barrow Hanley US Value Opportunities Fund (together, the “Perpetual Funds”). The principal address of Barrow Hanley is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201. Barrow Hanley is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2020 and 2021, no director, officer or partner of Barrow Hanley engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Brookmont capital management, LLC

Brookmont Capital Management, LLC (“Brookmont”) serves as the investment adviser for the Registrant’s First Foundation Fixed Income Fund and First Foundation Total Return Fund. The principal address of Brookmont is 5950 Berkshire Lane, Suite 1420, Dallas, TX 75225. Brookmont is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors and officers of Brookmont is set forth in its Form ADV, on file with the SEC (801-68533), and is incorporated herein by reference.

CHEVY CHASE TRUST COMPANY

Chevy Chase Trust Company (“CCT”), serves as the investment adviser for the Registrant’s CCT Thematic Equity Fund. The principal address of CCT is 7501 Wisconsin Avenue, 1500W, Bethesda, MD 20814. CCT is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided for the fiscal years ended July 31, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
B.F. Saul II	ASB Capital Management LLC B.F. Saul Company Saul Centers Inc. Chevy Chase Holdings, Inc. B. F. Saul Real Estate Investment Trust 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Chairman, Ownership Chairman & CEO, Ownership Chairman & CEO, Ownership CEO, Ownership Chairman, Ownership

Christine N. Kearns	ASB Capital Management LLC B.F. Saul Company B.F. Saul Real Estate Investment Trust Saul Centers, Inc 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Vice-Chair, Executive Mgt Director, Executive Mgt Director, Executive Mgt Executive Mgt
Peter M. Welber	ASB Capital Management LLC 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director
John J. Whitaker	ASB Capital Management LLC 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director, Executive Mgt
George P. Clancy	ASB Capital Management LLC Saul Centers, Inc. 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director Director
Gilbert M. Grosvenor	ASB Capital Management LLC B.F. Saul Real Estate Investment Trust 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director Director
Patricia S. Lotuff	ASB Capital Management LLC B. F. Saul Company B. F. Saul Real Estate Investment Trust 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director Director Director

William F. McSweeny	ASB Capital Management LLC 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director
Earl A. Powell III	ASB Capital Management LLC Saul Center, Inc. 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director Director
H. Gregory Platts	ASB Capital Management LLC Saul Centers, Inc. B.F. Saul Real Estate Investment Trust 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director Director Director
Wendelin A. White	Goulston & Storrs 1999 K Street, NW Suite 500 Washington, D.C. 20006	Senior Counsel
Joel A. Friedman	ASB Capital Management LLC 7501 Wisconsin Ave. 15th W Bethesda, MD 20814 B.F. Saul Company Saul Centers, Inc. 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Chief Financial Officer Chief Accounting Officer Chief Accounting Officer
Thomas McLaughlin	ASB Capital Management LLC B.F. Saul Company Saul Centers, Inc. 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Accounting Officer Accounting Officer Accounting Officer

Chilton Investment Company, LLC

Chilton Investment Company, LLC (“Chilton”) serves as an investment sub-adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of Chilton is 1290 East Main Street, 1st Floor, Stamford, Connecticut 06902. Chilton is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

CHIRON INVESTMENT MANAGEMENT, LLC

Chiron Investment Management, LLC (“Chiron”) serves as investment adviser for the Registrant’s FS Chiron Capital Allocation Fund (formerly, Chiron Capital Allocation Fund) and FS Chiron SMid Opportunities Fund (formerly, Chiron SMid Opportunities Fund) and investment co-adviser for the Registrant’s FS Chiron Real Asset Fund. The principal address of Chiron is 10 East 53rd Street, New York, New York 10022. Chiron is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Enrico Gaglioti President	FS Investments 201 Rouse Boulevard Philadelphia, PA 19112	Co-President
Ryan Caldwell Chief Investment Officer, Portfolio Manager	Chiron Global Opportunities Fund, a sub-fund of Chiron Funds ICAV 2nd Floor Block E Harcourt Road Dublin 2 Ireland	Director

Crabel Capital Management, LLC

Crabel Capital Management, LLC (“Crabel”) serves as an investment sub-adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of Crabel is 10250 Constellation Blvd., Suite 2650, Los Angeles, California 90067. Crabel is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

DEMOCRACY INVESTMENT MANAGEMENT LLC

Democracy Investment Management LLC (“Democracy”) serves as the investment adviser for the Registrant’s Democracy International Fund. The principal address of Democracy is 1480 Moraga Road, Suite C #378, Moraga, California 94556. Democracy is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Julie Cane, CEO Managing Partner	Wells Fargo Bank 420 Montgomery Street San Francisco CA 94194	Employee from Nov 2012 to Sept 2020
	California State Guard Moffett Field Mountain View, CA 94089	Captain in the 129th Air Support Unit, July 2020 to present

Christopher Browne, CFA Chief Investment Officer, Partner	Autana International Services, Inc 1083 Vine St. #222 Healdsburg, CA 95448	Consultant
	Arq Advisors, LLC 57 Deforest Avenue, Suite A Summit, NJ 07901	Registered Representative
Richard Rikoski, Chief Economist	Hadal 1907 Dennison Street Oakland, CA 94606	Chief Executive Officer/Chief Scientist
	US Department of Commerce, National Oceanographic and Atmospheric Administration 1401 Constitution Ave NW, Room 5128 Washington, DC 20230	Member, Ocean Exploration Advisory Board

Exchange Traded Concepts, LLC

Exchange Traded Concepts, LLC (“ETC”), serves as the investment sub-adviser for the Registrant’s Democratic Large Cap Core ETF (formerly, DEMZ Political Contributions ETF). The principal address of at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120. ETC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

First Foundation Advisors

First Foundation Advisors (“First Foundation”), serves as the investment sub-adviser for the Registrant’s First Foundation Fixed Income Fund and First Foundation Total Return Fund. The principal address of First Foundation is 18101 Von Karman Avenue, Suite 700, Irvine, California 92612. First Foundation is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Scott F. Kavanaugh, Director	First Foundation Inc. 200 Crescent Court Suite 1400 Dallas, TX 75201	Chief Executive Officer and Vice Chairman
	First Foundation Bank 18101 Von Karman Avenue Suite 750 Irvine, CA 92612	Director

Diane Rubin, Director	Diane M. Rubin, CPA, a sole proprietorship 40380 Desert Creek Lane Rancho Mirage, CA 92270	Sole proprietor
Elizabeth Pagliarini, Director	Summit Healthcare REIT, Inc. 2 South Pointe Drive Suite 100 Lake Forest, CA 92630	Chief Operating Officer and Chief Financial Officer
Max Briggs, Director	FLC Capital Advisors 44-750 Village Court Palm Desert, CA 92260	President and Chief Executive Advisors
Mitchell Rosenberg, Ph.D., Director	M. M. Rosenberg & Associates 25811 Pecos Road Laguna Hills, CA 92653	President and Founder
Jacob Sonenshine, Director	Prell Restaurant Group 1675 Scenic Avenue #150 Costa Mesa, CA 92626	President
David Lake, Director	4 Earth Farms LLC 555 E. Olympic Blvd. Los Angeles, CA 90022	Chief Executive Officer and Co-Founder
Ulrich E. Keller Jr., Director	First Foundation Inc. 200 Crescent Court Suite 1400 Dallas, TX 75201	Chairman
	First Foundation Bank 18101 Von Karman Avenue Suite 750 Irvine, CA 92612	Director

John A. Hakopian, President, Director	First Foundation Inc. 200 Crescent Court Suite 1400 Dallas, TX 75201	Director
	First Foundation Bank 18101 Von Karman Avenue Suite 750 Irvine, CA 92612	Director

FS Fund Advisor, LLC

FS Fund Advisor, LLC (“FS”) serves as the investment adviser for the Registrant’s FS Multi-Strategy Alternatives Fund, FS Chiron Real Asset Fund and FS Managed Futures Fund. The principal address of FS is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. FS is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

GQG PARTNERS LLC

GQG Partners LLC (“GQG Partners”) serves as investment adviser for the Registrant’s GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners International Quality Dividend Income Fund, GQG Partners US Quality Dividend Income Fund and GQG Partners Global Quality Dividend Income Fund. The principal address of GQG Partners is 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. GQG Partners is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Rajiv Jain, Chairman and Chief Investment Officer	GQG Partners Community Empowerment Foundation 450 East Las Olas Blvd, Suite 750 Fort Lauderdale, FL 33301	Sole Member; Director (August 2018 - April 2021)
Tim Carver, Chief Executive Officer	GQG Partners Community Empowerment Foundation 450 East Las Olas Blvd, Suite 750 Fort Lauderdale, FL 33301	Director (August 2018 - April 2021)
	Hycroft, LLC 100 Park Avenue, 16th Floor New York, NY 10017	Director

Melodie Zakaluk, Chief Operating Officer	GQG Global UCITS ICAV 2nd Floor 5 Earlsfort Terrace Dublin D2 Ireland	Director
Gary Bachman, Chief Financial Officer	GQG Partners Community Empowerment Foundation 450 East Las Olas Blvd, Suite 750 Fort Lauderdale, FL 33301	Director (April 2021- present)
	Pzena Investment Management LLC 320 Park Ave New York, NY 10022	Chief Operating Officer (September 2012 - March 2020, prior to joining GQG Partners)
	Muzinich & Company 450 Park Ave New York, NY 10022	Consultant (September 2020 – December 2020, prior to joining GQG Partners)

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD

KBI Global Investors (North America) Ltd (“KBI”), serves as investment adviser for the Registrant’s KBI Global Investors Aquarius Fund. The principal address of KBI is 3rd Floor, 2 Harbourmaster Place, IFSC Dublin 1, Ireland. KBI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2020 and 2021.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Sean Hawkshaw President	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland.	Chief Executive Officer, Director
Geoff Blake, Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3 Ireland.	Director, Head of Clients & Business Development
William Cotter, Non-Executive Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland.	KBIGI - Non-Executive Director (Mr. Cotter is retired and has only two active Non Executive directorships).

Knights of Columbus Asset Advisors LLC

Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors”) serves as investment adviser for the Registrant’s Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Fund, Knights of Columbus International Equity Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus U.S. All Cap Index Fund and Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund). The principal address of Knights of Columbus Asset Advisors is One Columbus Plaza, New Haven, Connecticut 06510. Knights of Columbus Asset Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Anthony V. Minopoli, President and Chief Investment Officer	Knights of Columbus 1 Columbus Plaza New Haven, CT 06510	Executive Vice President, Chief Investment Officer and Supreme Director of the Board of Directors
Michael P. Votto, Vice President and Special Counsel	Knights of Columbus 1 Columbus Plaza New Haven, CT 06510	Special Counsel
Peter D. Anderson, Chief Marketing Officer	Faith Investor Services 14785 Preston Road, Suite 1000 Dallas, TX, 75254	Board of Directors

L2 ASSET MANAGEMENT, LLC

L2 Asset Management, LLC (“L2”) serves as investment sub-adviser for the Registrant’s Knights of Columbus Long/Short Equity Fund and Knights of Columbus U.S. All Cap Index Fund. The principal address of L2 is 66 Glezen Lane, Wayland, Massachusetts 01778. L2 is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Matthew Malgari Managing Member, Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Managing Member
Sanjeev Bhohjraj Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Managing Member
	Samuel Curtis Johnson Graduate School of Management Cornell SC Johnson College of Business Sage Hall, 106 East Avenue Ithaca, New York 14853	Professor

Nathan Przybylo Programmer, Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Programmer, Member
Tyson Arnedt General Counsel	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	General Counsel
	Casata Group, LLC 18 Volcanic Hill RD. Wantage, New Jersey 07461	Founder & Principal

John Durkin Chief Operating Officer	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Employee
Giselle Casella Chief Compliance Officer	Adviser Compliance Consultants 5082 Escalante Dr. North Port, Florida 34287	Founder & CEO
	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Chief Compliance Officer

LEGAL & GENERAL INVESTMENT MANAGEMENT AMERICA, INC.

Legal & General Investment Management America, Inc. (“LGIMA”), serves as the investment adviser for the Registrant’s Legal & General Retirement Income 2040 Fund, the Legal & General Global Developed Equity Index Fund, the Legal & General Cash Flow Matched Bond Fund, the Legal & General Long Duration U.S. Credit Fund, the Legal & General U.S. Credit Fund and the Legal & General Long Life Fund. The principal address of LGIMA is 71 South Wacker Drive Chicago, IL 60606. LGIMA is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Michelle Scrimgeour Director	Legal & General Investment Management (Holdings) Ltd.	Director of affiliated entity
	Legal & General Investment Management Limited One Coleman Street, London, UK EC2R 5AA	Director of affiliated entity
	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director of affiliated entity
	Legal & General Investment Management Japan Limited 2-7-1 Yurakuncho, Chiyoda-ku, Tokyo 100-0006, Japan	Director of affiliated entity
	LGIM International, Ltd. One Coleman Street, London, UK EC2R 5AA	Director of affiliated entity
	The Investment Association 23 Camomile Street, London, England, EC3A 7LL	Board Member
	FCA Practioner Panelist FCA Practitioners Panels Secretariat, 12 Endeavour Square, London E20 1JN	Member

Aaron Meder Chief Executive Officer, Director	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director of affiliated entity
	Legal & General Investment Management Limited One Coleman Street, London, UK EC2R 5AA	Management Committee member of affiliated entity
	CFA Society of Chicago 33 N. LaSalle Street #910 Chicago, IL 60602	Director

Donald Andrews Head of Distribution and Client Solutions, Director	Legal & General Investment Management United States (Holdings), Inc.	Director of affiliated entity
	Ledgeview Commercial Partners, LLC 157 Amory, Manchester, NH 03102	Founding Member
	Lafayette Holdings, LLC 425 Washington Street, Suite 1, #286, Claremont, NH 03743	Founding Member/Manager
	Rock Rimmon Holdings, LLC 425 Washington Street, Suite 1, #286, Claremont, NH 03743	Founding Member/Manager
	Kigali Farm, LLC 1189 Wilmette Ave, #120 Wilmette, IL 60091	Founding Member
	Croydon Holdings, LLC 1189 Wilmette Avenue, #145 Wilmette, IL 60091	Member/Manager
	Derryfield Holdings, LLC 425 Washington Street, Suite 1, #286 Claremont, NH 03743	Founding Member
	Sweeney Holdings, LLC 1189 Wilmette Avenue #120, Wilmette, IL 60091	Founding Member
	Enright Holdings, LLC 245 Washington Street, Suite 1, #286 Claremont, NH 03743	Founding Member
	Ascutney Holdings II, LLC 425 Washington Street, Suite 1, #286 Claremont, NH 03743	Founding Member
	Ascutney Holdings, LLC 425 Washington Street, Suite 1, #286 Claremont, NH 03743	Founding Member

John Bender Chief Investment Officer, Director	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director
BethAnne Panos Head of Human Resources, Director	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director
Pat Ryan Chief Financial Officer, Director	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director

Christine Smith Chief Operating Officer, Director	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director
Emma Rodriguez-Ayala General Counsel, Chief Compliance Officer, Secretary	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Board Secretary
	Association of Latin Professionals for America, Inc. 1717 W. 6th Street, Suite 410 Austin, Texas 78703	Member of the Chicago Board of Directors.
	Metropolitan Planning Council 140 S. Dearborn St., Suite 1400 Chicago, Il 60603	Member of the Board of Governors, Non-Profit Board
	WTTW/Chicago PBC and WFMT Chicago	Member of the Board of Trustees, Non-Profit Board
	Angeles Investors	Board Member, Non-Profit Board

METLIFE INVESTMENT MANAGEMENT, LLC

MetLife Investment Management, LLC (“MetLife”) serves as investment adviser for the Registrant’s MetLife Core Plus Fund and MetLife Multi-Sector Fixed Income Fund. The principal address of MetLife is One Whippany Way, Whippany, New Jersey 07981. MetLife is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Steven Goulart President, Chief Executive Officer	MetLife, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Group, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	President and Director
	MetLife EU Holding Company Limited 200 Park Avenue New York, NY 10166	Director

Joseph Pollaro Chief Operating Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	President and Chief Executive Officer
	MetLife Investment Management Limited Level 34 One Canada Square London E14 5AA United Kingdom	Chief Operating Officer Director
	MetLife Asset Management Corp. Tokyo Garden Terrace Kioicho Kioi Tower 25F 1-3, Kioicho, Chiyoda-ku, Tokyo Japan	Chief Operating Officer Director
	MetLife Investments Asia Limited 9th Floor, One Taikoo Place 979 King’s Road, Quarry Bay Hong Kong S.A.R.	Chief Operating Officer Director
	MetLife Investment Management Holdings (Ireland) Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	Board of Managers Executive Vice President
	MetLife Investors Group, LLC One MetLife Way Whippany, NJ 07981	Board of Managers Executive Vice President
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Chief Operating Officer
	MetLife Services and Solutions, LLC One MetLife Way Whippany, NJ 07981	Executive Vice President
	MetLife Group, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President
	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166	Executive Vice President
	MetLife Investment Management Europe Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director

Michael Yick Treasurer and Chief Financial Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investments Management Holdings LLC One MetLife Way Whippany, NJ 07981	Treasurer
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investors Distribution Company One MetLife Way Whippany, NJ 07981	Treasurer

MESIROW FINANCIAL INVESTMENT MANAGEMENT, INC.

Mesirow Financial Investment Management, Inc. (“MFIM”), serves as investment adviser for the Registrant’s Mesirow Enhanced Core Plus Fund (formerly, Mesirow Financial Enhanced Core Plus Fund), Mesirow High Yield Fund (formerly, Mesirow Financial High Yield Fund) and Mesirow Small Company Sustainability Fund (formerly, Mesirow Financial Small Cap Value Sustainability Fund). The principal address of MFIM is 353 N. Clark Street, Chicago, Illinois 60654. MFIM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Richard Price, Chairman	CIBC Bancorp USA Inc. 120 South LaSalle Street Chicago, Illinois 60603	Board Director and Committee Member[1]

[1]	Mr. Price resigned from his positions with CIBC Bancorp USA Inc. in 2021.

MidOcean Credit Fund Management, L.P.

MidOcean Credit Fund Management, L.P. (“MidOcean”) serves as an investment sub-adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of MidOcean is 320 Park Avenue, Suite 1600, New York, New York 10022. MidOcean is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

NICHOLAS INVESTMENT PARTNERS, L.P.

Nicholas Investment Partners, L.P. (“Nicholas”), serves as investment adviser for the Registrant’s Nicholas Partners Small Cap Growth Fund. The principal address of Nicholas is 6451 El Sicomoro Street, Rancho Santa Fe, California 92067. Nicholas is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Arthur Nicholas, Co-Founder/Adviser	Wagonhound Land & Livestock, LLC 1061 Poison Lake Drive Douglas, WY 82633	Sole Owner

NINETY ONE NORTH AMERICA, INC.

Ninety One North America, Inc. (“Ninety One”) serves as investment adviser for the Registrant’s Ninety One Global Franchise Fund, Ninety One Emerging Markets Equity Fund, Ninety One Global Environment Fund and Ninety One International Franchise Fund. The principal address of Ninety One is 65 East 55th Street, 30th Floor, New York, New York 10022. Ninety One is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2020 and 2021, no director, officer or partner of Ninety One engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

PENN MUTUAL ASSET MANAGEMENT, LLC

Penn Mutual Asset Management, LLC (“PMAM”) serves as investment adviser for the Registrant’s Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund. The principal address of PMAM is 600 Dresher Road, Suite 100, Horsham, Pennsylvania 19044. PMAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David M. O’Malley, Chairman and Chief Executive Officer	Penn Series Funds, Inc. Baltimore, MD	President
	The Penn Mutual Life Insurance Company Philadelphia, PA	Trustee, President and Chief Operating Officer
	The Penn Insurance and Annuity Company Wilmington, DE	Director, President and Chief Operating Officer
	PIA Reinsurance Company of Delaware I Horsham, PA	President
	Independence Square Properties, LLC Wilmington, DE	Director and President
	Janney Montgomery Scott LLC Philadelphia, PA	Director
	Vantis Life Insurance Company Windsor, Connecticut	Director
	The Penn Insurance and Annuity Company of New York Brewster, NY	Director
	Penn Mutual Asset Management Multi-Series Fund (Cayman), SPC	Director

Eileen C. McDonnell, Manager	Penn Series Funds, Inc. Baltimore, MD	Director and Chairperson of the Board
	The Penn Mutual Life Insurance Company Philadelphia, PA	Chief Executive Officer, Chairperson of the Board
	The Penn Insurance and Annuity Company Wilmington, DE	Chief Executive Officer, Director, and Chairperson of the Board
	Independence Square Properties, LLC Wilmington, DE	Director
	Vantis Life Insurance Company Windsor, Connecticut	Director
	The Penn Insurance and Annuity Company of New York Brewster, NY	Director
Keith G. Huckerby, President and Chief Operating Officer	Penn Mutual Asset Management Multi-Series Fund (Cayman), SPC	Chairperson and Director
David M. Raszeja, Manager	Hornor, Townsend & Kent, Inc.	Director (Board of Managers)
	The Penn Mutual Life Insurance Company Philadelphia, PA	Senior Vice President, Chief Financial Officer and Treasurer
	The Penn Insurance and Annuity Company Wilmington, DE	Director, Senior Vice President, and Chief Financial Officer
	PIA Reinsurance Company of Delaware I Horsham, PA	Director, Senior Vice President, and Chief Financial Officer
Tyler Thur, Treasurer and Controller	Penn Series Funds, Inc. Baltimore, MD	Assistant Treasurer
Steven Viola, Assistant Treasurer	Penn Series Funds, Inc. Baltimore, MD	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Christopher G. Jahn, Auditor	The Penn Mutual Life Insurance Company Philadelphia, PA	Assistant Vice President, Internal Audit
	The Penn Insurance and Annuity Company Wilmington, DE	Assistant Vice President, Internal Audit
	PIA Reinsurance Company of Delaware I Horsham, PA	Assistant Vice President, Internal Audit

Ann-Marie Mason General Counsel, Asset Management and Broker/Dealer and Secretary	The Penn Mutual Life Insurance Company Philadelphia, PA	General Counsel, Asset Management and Broker/Dealer
Jessica Swarr, Tax Director	Independence Square Properties, LLC Wilmington, DE	Tax Director
	The Penn Insurance and Annuity Company Wilmington, DE	Tax Director
	PIA Reinsurance Company of Delaware I Horsham, PA	Tax Director
Wei Zhao, Chief Compliance Officer	Penn Series Funds, Inc. Baltimore, MD	Chief Compliance Officer

PERPETUAL US SERVICES LLC

Perpetual US Services LLC (“Perpetual”) serves as the investment adviser for the Registrant’s Perpetual Funds. The principal address of Perpetual is 155 North Wacker Drive, Suite 4250, Chicago, Illinois 60606. Perpetual is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of October 31, 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Charles Spurgeon Thompson, President – Head of Distribution	Trillium Asset Management, LLC Two Financial Center 60 South Street, Suite 1100 Boston, MA 02111	Director
	Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31stFloor Dallas, TX 75201	Member, Board of Managers

PINEBRIDGE INVESTMENTS LLC

PineBridge Investments LLC (“PineBridge”) serves as investment adviser for the Registrant’s PineBridge Dynamic Asset Allocation Fund. The principal address of PineBridge is Park Avenue Tower, 65 East 55th Street, New York, New York 10022. PineBridge is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2020 and 2021, no director, officer or partner of PineBridge engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

RANGER GLOBAL REAL ESTATE ADVISORS, LLC

Ranger Global Real Estate Advisors, LLC (“Ranger”) serves as investment sub-adviser for the Registrant’s Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund). The principal address of Ranger is 405 Lexington Avenue, Suite 3401, New York, New York 10174. Ranger is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of October 31, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
F. Scott Tuck Chief Executive Officer, Managing Partner	ValueQuest Capital LLP 8th Fl, Vibgyor Towers BKC, Mumbai	Independent Fund Director
Richard B. Saltzman Board Member Senior Advisor	Kimco Realty Corp. (NYSE-KIM) 500 North Broadway - Suite 201 Jericho, N.Y. 11753	Independent Director
	Peaceable Street Capital LLC Silver Lake Executive Campus 41 University Drive - Suite 101 Newtown, PA 18940	Senior Advisor and Advisory Board Member
	Louw Advance Pty Ltd. 12 North Road Dunkeld West Johannesburg South Africa	Director 30% shareholder
	Equiem Holdings Pty Ltd. Level 4 Rialto South Tower 525 Collins Street Melbourne VIC 3000 Australia	Non-Executive Director 1% shareholder
	RXR Acquisition Corp. 625 RXR Plaza Uniondale NY 11556	Independent Director and Chair of the Audit Committee

Dennis Lopez Director	QuadReal Property Group 199 Bay St. Suite 4900, Toronto, ON M5L 1G2	Chief Executive Officer
	Welltower Inc. 4500 Dorr Street Toledo, OH 43607	Board Member
Thierry Keable Director	T5 DCMC, LLC 3344 Peachtree Road, N.E. Suite 2550 Atlanta, GA 30326	Director*
	CA Student Living Investments II, LLC 130 E. Randolph Street Suite 2100 Chicago, IL 60601	Director and Co-President

*	Denotes post held ended in 2021.

Rayliant Asset Management

Rayliant Investment Research, doing business as Rayliant Asset Management (“Rayliant”), serves as the investment adviser for the Registrant’s Rayliant Quantamental China Equity ETF, Rayliant Quantitative Developed Market Equity ETF and Rayliant Quantamental Emerging Market Equity ETF. The principal address of Rayliant is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401. Rayliant is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of December 31, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jason Hsu, Chairman and Chief Investment Officer	Rayliant Global Advisors Limited Room No. 1818, 18/F, Radio City 505-511 Hennessy Road Causeway Bay, Hong Kong	Director / Shareholder
	Rayliant Asset Management Limited Unit 1102, 43 Lyndhurst Terrace, Central, Hong Kong	Director, Responsible Officer
	Henderson Rowe Limited 8th Floor, Berkeley Square House, Berkeley Square, London, W1J 6BR	Director
	IHSV, Inc. Shareholder 11 Zephyr, Irvine, CA 92602, USA	Shareholder
	Signature Collection Properties, LLC 11 Zephyr, Irvine, CA 92602, USA	Shareholder
	Veritas Liberabit Vos, LLC 11 Zephyr, Irvine, CA 92602, USA	Shareholder

Michael J Bowers, Senior Managing Director, Chief Operating Officer	Rayliant Global Advisors Limited Room No. 1818, 18/F, Radio City 505-511 Hennessy Road Causeway Bay, Hong Kong	Director / Shareholder
	Henderson Rowe Limited 8th Floor, Berkeley Square House, Berkeley Square, London, W1J 6BR	Director

Matthew Bowers, Senior Managing Director, General Counsel / Chief Compliance Officer	Henderson Rowe Limited 8th Floor, Berkeley Square House, Berkeley Square, London, W1J 6BR	Director

REFLECTION ASSET MANAGEMENT, LLC

Reflection Asset Management, LLC (“Reflection”), serves as the investment adviser for the Registrant’s Democratic Large Cap Core ETF (formerly, DEMZ Political Contributions ETF). The principal address of 1000 Palm Boulevard, #571, Isle of Palms, South Carolina 29451. Reflection is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of September 30, 2020 and 2021.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jason Britton, CEO, President and CIO	Reflection Analytics 7 Seagrass Lane Isle of Palms, SC 29451	Chief Executive Officer
	Reflection.IO 7 Seagrass Lane Isle of Palms, SC 29451	CEO
	Monarch Consulting 7 Seagrass Lane Isle of Palms, SC 29451	Partner
	College of Charleston 66 George Street Charleston, SC 29424	Adjunct Professor

RWC ASSET ADVISORS (US) LLC

RWC Asset Advisors (US) LLC (“RWC”) serves as investment adviser for the Registrant’s RWC Global Emerging Equity Fund (to be re-named the Redwheel Global Emerging Equity Fund, effective February 21, 2022). The principal address of RWC is 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133. RWC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended September 30, 2020 and 2021, no director, officer or partner of RWC engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SouthernSun Asset Management, LLC

SouthernSun Asset Management, LLC (“SouthernSun”) serves as the investment adviser for the Registrant’s SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund. The principal address of SouthernSun is 240 Madison Avenue, Suite 800 Memphis, Tennessee 38103. SouthernSun is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended September 30, 2020 and 2021, no director, officer or partner of SouthernSun engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Strategas Asset Management, LLC

Strategas Asset Management, LLC (“Strategas”) serves as the investment adviser for the Registrant’s Strategas Global Policy Opportunities ETF and Strategas Macro Thematic Opportunities ETF. The principal address of SouthernSun is 52 Vanderbilt Ave., 19th Floor, New York, New York 10017. Strategas is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

VIDENT INVESTMENT ADVISORY, LLC

Vident Investment Advisory, LLC (“Vident”) serves as the investment sub-adviser for the Registrant’s Democracy International Fund, Strategas Global Policy Opportunities ETF and Strategas Macro Thematic Opportunities ETF. The principal address of Vident is 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009. Vident is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended December 31, 2020 and 2021, no director, officer, or partner of Vident engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Wilshire Associates Incorporated

Wilshire Associates Incorporated (“Wilshire”) serves as an investment sub-adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of Wilshire is 1299 Ocean Avenue, 7th Floor, Santa Monica, California 90401. Wilshire is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant’s distributor, SEI Investments Distribution Co. (“SIDCO”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987

SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Delaware Wilshire Private Markets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021

SIDCO provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee and Chairman of the Board
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President, & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Rager	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant’s custodians:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s advisers:

Advocate Capital Management, LLC

499 Park Avenue, 10th Floor

New York, New York 10022

Aperture Investors, LLC

250 West 55th Street, 30th Floor

New York, New York 10019

ARGA Investment Management, LP

1010 Washington Boulevard, 6th Floor

Stamford, Connecticut 06901

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue, 31st Floor

Dallas, TX 75201

Brookmont Capital Management, LLC

5950 Berkshire Lane, Suite 1420

Dallas, Texas 75225

Chevy Chase Trust Company

7501 Wisconsin Avenue, 1500W

Bethesda, Maryland 20814

Chilton Investment Company, LLC

1290 East Main Street

1st Floor

Stamford, Connecticut 06902

Chiron Investment Management, LLC

10 East 53rd Street

New York, New York 10022

Crabel Capital Management, LLC

10250 Constellation Blvd.

Suite 2650

Los Angeles, California 90067

Democracy Investment Management LLC

1480 Moraga Road

Suite C #378

Moraga, California 94556

Exchange Traded Concepts, LLC

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, Oklahoma 73120

First Foundation Advisors

18101 Von Karman Avenue

Suite 700

Irvine, California 92612

FS Fund Advisor, LLC

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

GQG Partners LLC

450 East Las Olas Boulevard

Suite 750

Fort Lauderdale, Florida 33301

KBI Global Investors (North America) Ltd

3rd Floor, 2 Harbourmaster Place

IFSC Dublin 1

Ireland

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, Connecticut 06510

L2 Asset Management, LLC

66 Glezen Lane

Wayland, Massachusetts 01778

Legal & General Investment Management America, Inc.

71 South Wacker Drive

Chicago, Illinois 60606

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

Mesirow Financial Investment Management, Inc.

353 N. Clark Street

Chicago, Illinois 60654

MidOcean Credit Fund Management, L.P.

320 Park Avenue

Suite 1600

New York, New York 10022

Nicholas Investment Partners, L.P.

6451 El Sicomoro Street

Rancho Santa Fe, California 92067

Ninety One North America, Inc.

65 East 55th Street, 30th Floor

New York, New York 10022

Penn Mutual Asset Management, LLC

600 Dresher Road, Suite 100

Horsham, Pennsylvania 19044

Perpetual US Services LLC

155 North Wacker Drive, Suite 4250

Chicago, Illinois 60606

PineBridge Investments LLC

Park Avenue Tower

65 East 55th Street

New York, New York 10022

Ranger Global Real Estate Advisors, LLC

405 Lexington Avenue, Suite 3401

New York, New York 10174

Rayliant Investment Research, doing business as Asset Management

1299 Ocean Avenue, Suite 700

Santa Monica, California 90501

Reflection Asset Management, LLC

1000 Palm Boulevard, #571

Isle of Palms, South Carolina 29451

RWC Asset Advisors (US) LLC

2640 South Bayshore Drive, Suite 201

Miami, Florida 33133

SouthernSun Asset Management, LLC

240 Madison Avenue, Suite 800

Memphis, Tennessee 38103

Strategas Asset Management, LLC

52 Vanderbilt Avenue

19th Floor

New York, New York 10017

Vident Investment Advisory, LLC

1125 Sanctuary Pkwy.

Suite 515

Alpharetta, Georgia 30009

Wilshire Associates Incorporated

1299 Ocean Avenue

7th Floor

Santa Monica, California 90401

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 326 to Registration Statement No. 333-192858 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 11th day of April, 2022.

THE ADVISORS’ INNER CIRCLE FUND III

By:	*
Michael Beattie
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	April 11, 2022
William M. Doran

*	Trustee	April 11, 2022
Jon C. Hunt

*	Trustee	April 11, 2022
Thomas P. Lemke

*	Trustee	April 11, 2022
Nichelle Maynard-Elliott

*	Trustee	April 11, 2022
Jay C. Nadel

*	Trustee	April 11, 2022
Randall S. Yanker

*	President	April 11, 2022
Michael Beattie

*	Treasurer, Controller &	April 11, 2022
Andrew Metzger	Chief Financial Officer

*By:	/s/ Alexander F. Smith
Alexander F. Smith
Attorney-in-Fact

EXHIBIT INDEX

(d)(1)(xxxiv)	Amended Schedule A, dated April 7, 2022, to the Investment Advisory Agreement, dated December 29, 2021, between the Registrant and Perpetual, relating to the Perpetual Funds
(d)(2)(vii)	Amended Schedule A, dated April 7, 2022, to the Investment Sub-Advisory Agreement, dated December 29, 2021, between the Registrant and Barrow Hanley
(d)(3)(xxxii)	Amended Schedule A, dated April 7, 2022, to the Expense Limitation Agreement, dated December 29, 2021, between the Registrant and Perpetual, relating to the Barrow Hanley Emerging Markets Value Fund, Barrow Hanley International Value Fund, Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley Total Return Bond Fund, Barrow Hanley Floating Rate Fund and Barrow Hanley US Value Opportunities Fund
(d)(3)(xxxiii)	Expense Limitation Agreement, dated April 7, 2022, between the Registrant and Perpetual, relating to the Barrow Hanley Credit Opportunities Fund
(h)(2)(ii)(b)	Amendment No. 1, dated December 29, 2021, to the Second Amended and Restated Transfer Agency Services Agreement, dated May 31, 2021, between the Registrant and Atlantic Shareholder Services, LLC
(h)(3)(ii)	Amended Exhibit A, dated March 17, 2022, to the Amended and Restated Shareholder Services Plan, dated December 10, 2015
(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP
(j)	Consent of Independent Registered Public Accounting Firm, Cohen & Company, Ltd.
(n)(17)	Amended and Restated Schedule Y and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Perpetual Funds